UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 through October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

EQUITY SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The twelve months ending October 31, 2010 were characterized by well-defined swings in investor sentiment. Optimism fueled strong market returns during the fourth quarter of 2009 and through much of the first quarter of 2010, as positive economic releases led investors to believe in the potential for a robust U.S. recovery. However, more negative economic releases into May and June of 2010, coupled with sovereign debt concerns in Europe, led to a dramatic swing in sentiment during the second quarter, with stock markets suffering notable losses. While volatility remained during the third quarter of 2010, September was a particularly strong month, which helped push market indexes into positive territory on a calendar year-to-date basis.

Despite several ups and downs over the past year, the markets made choppy progress, aided by the rally that began in September. For the twelve months ended October 2010, the S&P 500 Index gained 16.53%, while the Russell 3000 earned 18.34%.

Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, the Equity Series continues to provide competitive absolute and relative results for long-term investors. With an annualized return of 9.72% over the current cycle, the Equity Series has outpaced the Russell 3000’s annualized return of 7.49%. While the Equity Series posted a double-digit 15.29% return for the year ending October 31, 2010, it trailed the Russell 3000 benchmark over the last twelve months.

While the Equity Series outperformed at the end of 2009, a bias toward quality and a lower exposure to economically sensitive stocks led the Series to lag behind market returns in early 2010 as investors were overly excited about a recovery. The subsequent market correction during the second quarter affected all equities, without discriminating between high-quality companies and lower quality ones. As a result, short-term swings hurt the Equity Series’ performance. The Series rebounded with the market rally in the third quarter but did not surpass the Russell 3000 benchmark for the year. Nonetheless, Manning & Napier has always been an investment manager that seeks to provide positive returns over full market cycles, which the Equity Series continues to deliver. In this pursuit of long-term gains, we realize that short-term comparisons may be difficult at times.

Over the last twelve months, the Equity Series had a relative overweight as compared to the benchmark in the Information Technology and Health Care sectors, as our analysts found quality companies with attractive growth potential in these areas. This higher allocation had a varied impact on the Series’ performance over the past year, yet specific stock selections within the Information Technology and Health Care sectors contributed to positive relative returns more recently during the third quarter. Meanwhile, the Equity Series had a low exposure to Financials relative to the benchmark because regulatory uncertainty and macroeconomic challenges such as indebted consumers, persistently high unemployment, a fragile housing market, and continued loan losses prevented many financial services companies from meeting the requirements of our investment strategies. This underweight to Financials aided returns relative to the benchmark during the past year, with the exception of the market rally in early 2010.

While the markets were volatile over the past twelve months, the outlook for the U.S. economy did not change materially over the past year. Despite swings in positive and negative sentiment, Manning & Napier continues to see a slow growth environment as the economy works through extensive consumer and government debt levels. In such an environment, we are focused on company-specific opportunities that can prosper. Specifically, we are seeking leading companies that can grow and gain market share despite a sluggish economy, particularly multinational businesses that may benefit from exposure to faster-growing foreign markets. Using our active stock selection strategies, we are also seeking opportunities in certain cyclical industries that have a tight relationship between supply and demand.

As 2010 comes to an end, economic momentum has begun to slow. With widespread challenges such as elevated unemployment levels and high government debt burdens, the growth prospects for the developed world remain a concern.

1

Management Discussion and Analysis (unaudited)

In this macroeconomic reality of slow growth, a focus on company and industry fundamentals remains important for identifying quality investment opportunities. Through our disciplined investment strategies, Manning & Napier continues to pursue specific areas of the market that are presenting opportunities, particularly winning companies that have favorable growth prospects. Such an active and flexible approach has been at the core of our investment process since Manning & Napier’s inception 40 years ago.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of October 31, 2010 (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Equity Series[2,3]	15.29%	3.84%	4.55%	6.50%
Russell 3000® Index[4]	18.34%	2.08%	0.62%	2.74%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2010 to the Russell 3000® Index.

[1]	Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 3 below).
[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for the year ended October 31, 2010.

[3]

For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

[4]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10
Actual	$1,000.00	$983.00	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of October 31, 2010 (unaudited)

5

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 92.7%

Consumer Discretionary - 15.3%
Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	541,870	$23,392,528

Media - 7.7%
Discovery Communications, Inc. - Class A*	503,520	22,462,027
Time Warner, Inc.	1,200,430	39,025,979
The Walt Disney Co.	718,870	25,958,396
The Washington Post Co. - Class B	84,460	33,965,589

		121,411,991

Multiline Retail - 2.8%
Kohl’s Corp.*	536,940	27,491,328
Nordstrom, Inc.	440,260	16,954,412

		44,445,740

Specialty Retail - 3.3%
Dick’s Sporting Goods, Inc.*	549,140	15,826,215
The Home Depot, Inc.	631,550	19,502,264
The Sherwin-Williams Co.	243,200	17,746,304

		53,074,783

Total Consumer Discretionary		242,325,042

Consumer Staples - 9.5%
Beverages - 3.1%
The Coca-Cola Co.	391,550	24,009,846
PepsiCo, Inc.	382,950	25,006,635

		49,016,481

Food & Staples Retailing - 3.5%
The Kroger Co.	863,890	19,005,580
Safeway, Inc.	879,350	20,137,115
Walgreen Co.	455,180	15,421,499

		54,564,194

Food Products - 2.9%
General Mills, Inc.	306,320	11,499,253
H.J. Heinz Co.	297,460	14,608,260
Kellogg Co.	249,600	12,544,896
Kraft Foods, Inc. - Class A	247,310	7,980,694

		46,633,103

Total Consumer Staples		150,213,778

Energy - 7.2%
Energy Equipment & Services - 4.3%
Baker Hughes, Inc.	844,850	39,141,900

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. (Switzerland)*	1,710,960	$28,761,238

		67,903,138

Oil, Gas & Consumable Fuels - 2.9%
Hess Corp.	715,410	45,092,292

Total Energy		112,995,430

Financials - 10.9%
Capital Markets - 6.8%
The Bank of New York Mellon Corp.[1]	1,630,390	40,857,573
The Charles Schwab Corp.	3,096,780	47,690,412
Northern Trust Corp.	397,750	19,740,333

		108,288,318

Consumer Finance - 2.2%
American Express Co.	841,030	34,869,104

Insurance - 1.9%
The Progressive Corp.	1,399,770	29,619,133

Total Financials		172,776,555

Health Care - 11.7%
Health Care Equipment & Supplies - 8.5%
Alere, Inc.*	1,414,130	41,787,542
Becton, Dickinson and Co.	476,720	36,001,894
Boston Scientific Corp.*	3,826,380	24,412,304
Gen-Probe, Inc.*	655,900	31,765,237

		133,966,977

Health Care Technology - 2.0%
Cerner Corp.*	372,230	32,692,961

Life Sciences Tools & Services - 1.2%
Thermo Fisher Scientific, Inc.*	359,920	18,507,087

Total Health Care		185,167,025

Industrials - 13.2%
Aerospace & Defense - 1.6%
The Boeing Co.	351,310	24,816,538

Air Freight & Logistics - 3.7%
FedEx Corp.	266,010	23,334,397
United Parcel Service, Inc. - Class B	519,660	34,993,905

		58,328,302

Airlines - 1.7%
Southwest Airlines Co.	1,935,730	26,635,645

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 1.2%
Waste Management, Inc.	538,350	$19,229,862

Construction & Engineering - 1.2%
Quanta Services, Inc.*	979,270	19,252,448

Machinery - 1.6%
Pall Corp.	587,800	25,081,426

Professional Services - 1.0%
Manpower, Inc.	286,200	15,663,726

Road & Rail - 1.2%
Norfolk Southern Corp.	314,290	19,325,692

Total Industrials		208,333,639

Information Technology - 18.5%
Communications Equipment - 4.8%
Cisco Systems, Inc.*	1,558,130	35,572,108
Juniper Networks, Inc.*	438,100	14,190,059
QUALCOMM, Inc.	559,450	25,247,978

		75,010,145

Computers & Peripherals - 1.2%
EMC Corp.*	895,230	18,808,782

Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp. - Class A	152,490	7,644,324

Internet Software & Services - 3.5%
Google, Inc. - Class A*	90,110	55,236,529

IT Services - 6.9%
Automatic Data Processing, Inc.	576,140	25,592,139
MasterCard, Inc. - Class A	110,800	26,598,648
Visa, Inc. - Class A	331,670	25,926,644
The Western Union Co.	1,731,490	30,474,224

		108,591,655

Software - 1.6%
Autodesk, Inc.*	718,970	26,012,335

Total Information Technology		291,303,770

Materials - 6.4%
Chemicals - 3.4%
Monsanto Co.	895,420	53,205,856

Construction Materials - 1.7%
Eagle Materials, Inc.	121,017	2,839,059
Martin Marietta Materials, Inc.	146,240	11,769,395

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Construction Materials (continued)
Vulcan Materials Co.	327,940	$11,973,090

		26,581,544

Containers & Packaging - 1.3%
Owens-Illinois, Inc.*	745,040	20,883,471

Total Materials		100,670,871

TOTAL COMMON STOCKS (Identified Cost $1,292,779,438)		1,463,786,110

SHORT-TERM INVESTMENTS - 7.8%

Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.16% (Identified Cost $122,681,901)	122,681,901	122,681,901

TOTAL INVESTMENTS - 100.5% (Identified Cost $1,415,461,339)		1,586,468,011
LIABILITIES, LESS OTHER ASSETS - (0.5%)		(7,145,367)

NET ASSETS - 100%		$1,579,322,644

*	Non-income producing security
[1]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[2]	Rate shown is the current yield as of October 31, 2010.

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

October 31, 2010

ASSETS:

Investments, at value (identified cost $1,415,461,339) (Note 2)	$1,586,468,011
Receivable for securities sold	8,142,532
Receivable for fund shares sold	3,253,984
Dividends receivable	633,599

TOTAL ASSETS	1,598,498,126

LIABILITIES:

Accrued management fees (Note 3)	1,279,092
Accrued transfer agent fees (Note 3)	93,686
Accrued fund accounting and administration fees (Note 3)	49,949
Accrued Chief Compliance Officer service fees (Note 3)	247
Payable for securities purchased	17,204,454
Payable for fund shares repurchased	427,946
Other payables and accrued expenses	120,108

TOTAL LIABILITIES	19,175,482

TOTAL NET ASSETS	$1,579,322,644

NET ASSETS CONSIST OF:

Capital stock	$882,007
Additional paid-in-capital	1,434,343,574
Undistributed net investment income	1,887,468
Accumulated net realized loss on investments	(28,797,077)
Net unrealized appreciation on investments	171,006,672

TOTAL NET ASSETS	$1,579,322,644

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,579,322,644/88,200,735 shares)	$17.91

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Dividends	$15,658,446
Interest	4,961

Total Investment Income	15,663,407

EXPENSES:

Management fees (Note 3)	12,867,548
Transfer agent fees (Note 3)	374,441
Fund accounting and administration fees (Note 3)	202,745
Directors’ fees (Note 3)	21,651
Chief Compliance Officer service fees (Note 3)	2,724
Custodian fees	69,700
Miscellaneous	263,533

Total Expenses	13,802,342
Less reduction of expenses (Note 3)	(291,417)

Net Expenses	13,510,925

NET INVESTMENT INCOME	2,152,482

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	68,753,804
Net change in unrealized appreciation on investments	106,441,527

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	175,195,331

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$177,347,813

The accompanying notes are an integral part of the financial statements.	11

Statements of Changes in Net Assets

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,152,482	$1,741,459
Net realized gain (loss) on investments	68,753,804	(59,388,937)
Net change in unrealized appreciation (depreciation) on investments	106,441,527	195,678,137

Net increase from operations	177,347,813	138,030,659

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,082,233)	(2,526,440)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	400,013,978	365,955,855

Net increase in net assets	576,279,558	501,460,074

NET ASSETS:

Beginning of year	1,003,043,086	501,583,012

End of year (including undistributed net investment income of $1,887,468 and $814,741, respectively)	$1,579,322,644	$1,003,043,086

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.55	$13.34	$21.43	$19.19	$17.24

Income (loss) from investment operations:
Net investment income	0.03 [1]	0.04 [1]	0.07	0.06	0.04
Net realized and unrealized gain (loss) on investments	2.35	2.24	(7.35)	2.65	3.25

Total from investment operations	2.38	2.28	(7.28)	2.71	3.29

Less distributions to shareholders:
From net investment income	(0.02)	(0.07)	(0.07)	(0.05)	—
From net realized gain on investments	—	—	(0.74)	(0.42)	(1.34)

Total distributions to shareholders	(0.02)	(0.07)	(0.81)	(0.47)	(1.34)

Net asset value - End of year	$17.91	$15.55	$13.34	$21.43	$19.19

Net assets - End of year (000’s omitted)	$1,579,323	$1,003,043	$501,583	$191,026	$8,310

Total return[2]	15.29%	17.23%	(35.09%)	14.37%	20.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.17%	0.26%	0.56%	0.45%	0.35%
Portfolio turnover	56%	50%	63%	44%	55%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.02%	0.06%	0.06%	0.11%	1.24%

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 200 million have been designated as Equity Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$1,463,786,110	$1,463,786,110	$—	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	122,681,901	122,681,901	—	—
Other financial instruments**:	—	—	—	—

Total assets:	1,586,468,011	1,586,468,011	—	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total Liabilities:	—	—	—	—

Total	$1,586,468,011	$1,586,468,011	$—	$—

*	Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**

Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of October 31, 2009 or October 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2007 through October 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $290,658 for the year ended October 31, 2010, which is included as a reduction of expenses on the Statement of Operations. The Advisor voluntarily waived additional fees of $759 for the year ended October 31, 2010, which is also included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee related to Fund Accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction-, cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS, which serves as the Series’ sub-accountant services agent and sub-transfer agent, was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,015,979,296 and $683,982,759, respectively. There were no purchases or sales of U.S. Government securities.

17

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Equity Series were:

	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	41,139,303	$693,732,694	45,553,334	$605,942,070
Reinvested	26,609	443,305	81,554	954,994
Repurchased	(17,450,351)	(294,162,021)	(18,762,919)	(240,941,209)

Total	23,715,561	$400,013,978	26,871,969	$365,955,855

At October 31, 2010, the retirement plan of the Advisor and its affiliates owned 190,301 shares of the Series (0.2% of shares outstanding) valued at $3,408,296.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

18

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
Ordinary income	$1,082,233	$2,526,440

At October 31, 2010, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,426,866,971
Unrealized appreciation	$194,351,494
Unrealized depreciation	(34,750,454)

Net unrealized appreciation	$159,601,040

Undistributed ordinary income	1,887,468
Capital loss carryover	17,391,445

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on October 31, 2017.

The capital loss carryover utilized in the current year was $62,116,175.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 21, 2010

20

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $1,082,233 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 99.85%.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc.

President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

23

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive
Group Member** since 2003, - Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.

Effective June 2010, The Executive Group serves as an advisory board to the Chief Executive Officer.

[1]

The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This Page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNEQY-10/10-AR

TAX MANAGED SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The twelve months ending October 31, 2010 were characterized by well-defined swings in investor sentiment. Optimism fueled strong market returns during the fourth quarter of 2009 and through much of the first quarter of 2010, as positive economic releases led investors to believe in the potential for a robust U.S. recovery. However, more negative economic releases into May and June of 2010, coupled with sovereign debt concerns in Europe, led to a dramatic swing in sentiment during the second quarter, with stock markets suffering notable losses. While volatility remained during the third quarter of 2010, September was a particularly strong month, which helped push market indexes into positive territory on a calendar year-to-date basis.

Despite several ups and downs over the past year, the markets made choppy progress, aided by the rally that began in September. For the twelve months ended October, 2010, the S&P 500 Index gained 16.53%, while the Russell 3000 earned 18.34%. Similar to domestic equities, international stocks experienced pronounced fluctuations over the last year. After climbing considerably the last two months, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. (ACWI x US) was up 12.62% the past year through October.

Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, the Tax Managed Series continues to provide competitive absolute and relative results for long-term investors. With an annualized return of 9.35% over the current full cycle, the Series has outpaced its blended benchmark’s annualized return of 8.53%. While the Tax Managed Series posted a double-digit return of 17.50% for the year ending October 31, 2010, it trailed the Russell 3000 benchmark over the last twelve months.

While the Tax Managed Series outperformed at the end of 2009, a bias toward quality and a lower exposure to economically sensitive stocks led the Series to lag behind market returns in early 2010 as investors were overly excited about a recovery. The subsequent market correction during the second quarter affected all equities, without discriminating between high-quality companies and lower quality ones. As a result, short-term swings hurt the Series’ performance. However, the Tax Managed Series rebounded with the market rally in the third quarter.

Throughout the last twelve months, the Series had a relative overweight as compared to the benchmark in the Information Technology and Health Care sectors, as our analysts found quality companies with attractive growth potential in these areas. This higher allocation had a varied impact on the Series’ performance over the past year, yet specific stock selections within the Information Technology and Health Care sectors contributed to positive relative returns more recently during the third quarter. Meanwhile, the Tax Managed Series had a low exposure to Financials relative to the benchmark because regulatory uncertainty and macroeconomic challenges such as indebted consumers, persistently high unemployment, a fragile housing market, and continued loan losses prevented many financial services companies from meeting the requirements of our investment strategies. This underweight to Financials aided returns relative to the benchmark during the past year, with the exception of the market rally in early 2010.

While the markets were volatile over the past twelve months, the outlook for the U.S. economy did not change materially over the past year. Despite swings in positive and negative sentiment, Manning & Napier continues to see a slow growth environment as the economy works through extensive consumer and government debt levels. In such an environment, we are focused on company-specific opportunities that can prosper. Specifically, we are seeking leading companies that can grow and gain market share despite a sluggish economy, particularly multinational businesses that may benefit from exposure to faster-growing foreign markets. Using our active stock selection strategies, we are also seeking opportunities in certain cyclical industries that have a tight relationship between supply and demand.

As 2010 comes to an end, economic momentum has begun to slow. With widespread challenges such as elevated unemployment levels and high government debt burdens, the growth prospects for the developed world remain a concern. In this macroeconomic reality of slow growth, a focus on company and industry fundamentals remains important for

1

Management Discussion and Analysis (unaudited)

identifying quality investment opportunities. Through our disciplined investment strategies, Manning & Napier continues to pursue specific areas of the market that are presenting opportunities, particularly winning companies that have favorable growth prospects. Such an active and flexible approach has been at the core of our investment process since Manning & Napier’s inception 40 years ago.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of October 31, 2010 (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[2,4]	17.50%	4.58%	4.18%	8.90%
Returns After Taxes on Distributions[3,4]	17.47%	3.83%	3.66%	8.46%
Returns After Taxes on Distributions and Sale of Series Shares[3,4]	11.41%	3.87%	3.54%	7.94%
Russell 3000® Index[5]	18.34%	2.08%	0.62%	6.92%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2010 to the Russell 3000® Index.

[1]	Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.
[2]

Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.34% for the year ended October 31, 2010.

[3]

Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

[4]	The Series’ performance is historical and may not be indicative of future results.
[5]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10
Actual	$1,000.00	$1,013.40	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of October 31, 2010 (unaudited)

5

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 96.6%

Consumer Discretionary - 12.5%
Automobiles - 1.0%
Bayerische Motoren Werke AG (BMW) (Germany)[1]	6,760	$484,505

Media - 9.4%
Discovery Communications, Inc. - Class A*	13,240	590,636
Liberty Global, Inc. - Class A*	9,860	372,609
Mediaset S.p.A. (Italy)[1]	35,930	265,279
Reed Elsevier plc (United Kingdom)[1]	52,560	450,932
Time Warner, Inc.	22,170	720,747
Virgin Media, Inc. (United Kingdom)	16,000	406,880
The Walt Disney Co.	17,460	630,481
The Washington Post Co. - Class B	2,020	812,343

		4,249,907

Specialty Retail - 2.1%
Dick’s Sporting Goods, Inc.*	17,310	498,874
The Sherwin-Williams Co.	6,150	448,766

		947,640

Total Consumer Discretionary		5,682,052

Consumer Staples - 9.6%
Beverages - 2.6%
The Coca-Cola Co.	10,250	628,530
PepsiCo, Inc.	8,530	557,009

		1,185,539

Food & Staples Retailing - 2.2%
The Kroger Co.	21,500	473,000
Safeway, Inc.	21,810	499,449

		972,449

Food Products - 4.8%
General Mills, Inc.	12,180	457,237
Kellogg Co.	5,900	296,534
Nestle S.A. (Switzerland)[1]	14,170	776,154
Unilever plc - ADR (United Kingdom)	21,980	637,860

		2,167,785

Total Consumer Staples		4,325,773

Energy - 8.7%
Energy Equipment & Services - 4.5%
Baker Hughes, Inc.	15,320	709,776
Schlumberger Ltd.	10,550	737,340
Weatherford International Ltd. (Switzerland)*	34,540	580,617

		2,027,733

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 4.2%
Cameco Corp. (Canada)	24,210	$749,542
Hess Corp.	18,580	1,171,097

		1,920,639

Total Energy		3,948,372

Financials - 11.9%
Capital Markets - 6.2%
The Bank of New York Mellon Corp.[2]	42,210	1,057,782
The Charles Schwab Corp.	81,610	1,256,794
Northern Trust Corp.	10,260	509,204

		2,823,780

Commercial Banks - 1.0%
HSBC Holdings plc (United Kingdom)[1]	44,630	464,496

Consumer Finance - 2.0%
American Express Co.	21,800	903,828

Diversified Financial Services - 1.1%
Deutsche Boerse AG (Germany)[1]	7,240	509,325

Insurance - 1.6%
The Progressive Corp.	33,300	704,628

Total Financials		5,406,057

Health Care - 10.7%
Biotechnology - 0.4%
Genzyme Corp.*	2,440	175,997

Health Care Equipment & Supplies - 6.8%
Alere, Inc.*	30,070	888,568
Becton, Dickinson and Co.	12,890	973,453
Boston Scientific Corp.*	112,510	717,814
Gen-Probe, Inc.*	10,300	498,829

		3,078,664

Health Care Technology - 1.7%
Cerner Corp.*	8,680	762,365

Life Sciences Tools & Services - 1.8%
Lonza Group AG (Switzerland)[1]	2,960	259,126
Thermo Fisher Scientific, Inc.*	10,740	552,251

		811,377

Total Health Care		4,828,403

Industrials - 16.7%
Aerospace & Defense - 1.3%
The Boeing Co.	8,230	581,367

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Air Freight & Logistics - 3.4%
FedEx Corp.	7,040	$617,549
United Parcel Service, Inc. - Class B	13,600	915,824

		1,533,373

Airlines - 2.8%
Ryanair Holdings plc - ADR (Ireland)	16,750	546,553
Southwest Airlines Co.	51,340	706,438

		1,252,991

Commercial Services & Supplies - 1.2%
Waste Management, Inc.	14,730	526,156

Construction & Engineering - 1.1%
Quanta Services, Inc.*	25,910	509,390

Machinery - 1.5%
Pall Corp.	15,660	668,212

Professional Services - 4.3%
Adecco S.A. (Switzerland)[1]	12,320	689,326
Manpower, Inc.	14,920	816,572
Randstad Holding N.V. (Netherlands)*,1	9,340	444,946

		1,950,844

Road & Rail - 1.1%
Norfolk Southern Corp.	8,490	522,050

Total Industrials		7,544,383

Information Technology - 20.9%
Communications Equipment - 4.5%
Cisco Systems, Inc.*	44,280	1,010,913
Juniper Networks, Inc.*	10,610	343,658
QUALCOMM, Inc.	14,810	668,375

		2,022,946

Computers & Peripherals - 2.1%
EMC Corp.*	45,920	964,779

Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp. - Class A	8,500	426,105

Internet Software & Services - 4.0%
Google, Inc. - Class A*	2,470	1,514,085
VistaPrint N.V. (Netherlands)*	7,080	297,856

		1,811,941

IT Services - 7.8%
Accenture plc - Class A (Ireland)	12,930	578,100
Amadeus IT Holding S.A. - Class A (Spain)*,1	13,600	277,503

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Automatic Data Processing, Inc.	15,070	$669,410
MasterCard, Inc. - Class A	2,880	691,373
Visa, Inc. - Class A	7,970	623,015
The Western Union Co.	40,430	711,568

		3,550,969

Semiconductors & Semiconductor Equipment - 0.1%
Advantest Corp. (Japan)[1]	1,800	34,188

Software - 1.5%
Autodesk, Inc.*	18,200	658,476

Total Information Technology		9,469,404

Materials - 5.6%
Chemicals - 3.1%
Monsanto Co.	23,680	1,407,066

Construction Materials - 1.4%
Martin Marietta Materials, Inc.	3,910	314,677
Vulcan Materials Co.	8,660	316,176

		630,853

Containers & Packaging - 1.1%
Owens-Illinois, Inc.*	17,640	494,449

Total Materials		2,532,368

TOTAL COMMON STOCKS (Identified Cost $36,865,140)		43,736,812

SHORT-TERM INVESTMENTS - 2.5%

Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.16% (Identified Cost $1,123,658)	1,123,658	1,123,658

TOTAL INVESTMENTS - 99.1% (Identified Cost $37,988,798)		44,860,470
OTHER ASSETS, LESS LIABILITIES - 0.9%		415,303

NET ASSETS - 100%		$45,275,773

ADR - American Depository Receipt

*	Non-income producing security
[1]	International Fair Value factor from pricing service was applied.
[2]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[3]	Rate shown is the current yield as of October 31, 2010.

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

October 31, 2010

ASSETS:

Investments, at value (identified cost $37,988,798) (Note 2)	$44,860,470
Cash	270,478
Receivable for securities sold	600,195
Foreign tax reclaims receivable	29,366
Dividends receivable	24,333
Receivable for fund shares sold	1,435

TOTAL ASSETS	45,786,277

LIABILITIES:

Accrued management fees (Note 3)	46,795
Accrued fund accounting and administration fees (Note 3)	5,838
Accrued transfer agent fees (Note 3)	3,328
Accrued directors’ fees (Note 3)	612
Accrued Chief Compliance Officer service fees (Note 3)	247
Payable for securities purchased	418,901
Audit fees payable	29,757
Other payables and accrued expenses	5,026

TOTAL LIABILITIES	510,504

TOTAL NET ASSETS	$45,275,773

NET ASSETS CONSIST OF:

Capital stock	$18,106
Additional paid-in-capital	41,299,793
Undistributed net investment income	96,837
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(3,012,285)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	6,873,322

TOTAL NET ASSETS	$45,275,773

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($45,275,773/1,810,607 shares)	$25.01

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $22,782)	$542,493
Interest	25

Total Investment Income	542,518

EXPENSES:

Management fees (Note 3)	367,062
Fund accounting and administration fees (Note 3)	32,097
Directors’ fees (Note 3)	10,651
Transfer agent fees (Note 3)	10,203
Chief Compliance Officer service fees (Note 3)	2,724
Audit fees	30,031
Registration and filing fees	22,251
Custodian fees	4,374
Miscellaneous	12,599

Total Expenses	491,992
Less reduction of expenses (Note 3)	(51,517)

Net Expenses	440,475

NET INVESTMENT INCOME	102,043

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	1,665,783
Foreign currency and translation of other assets and liabilities	11

1,665,794

Net change in unrealized appreciation on-
Investments	3,915,115
Foreign currency and translation of other assets and liabilities	747

3,915,862

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	5,581,656

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,683,699

The accompanying notes are an integral part of the financial statements.	11

Statements of Changes in Net Assets

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$102,043	$65,162
Net realized gain (loss) on investments and foreign currency	1,665,794	(1,837,316)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,915,862	6,428,424

Net increase from operations	5,683,699	4,656,270

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(50,092)	(99,078)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	10,383,291	9,171,810

Net increase in net assets	16,016,898	13,729,002

NET ASSETS:

Beginning of year	29,258,875	15,529,873

End of year (including undistributed net investment income of $96,837 and $44,797, respectively)	$45,275,773	$29,258,875

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.32	$18.26	$28.44	$27.01	$25.60

Income (loss) from investment operations:
Net investment income	0.06 [1]	0.06 [1]	0.12	0.08	0.13
Net realized and unrealized gain (loss) on investments	3.67	3.11	(9.42)	3.44	4.41

Total from investment operations	3.73	3.17	(9.30)	3.52	4.54

Less distributions to shareholders:
From net investment income	(0.04)	(0.11)	(0.09)	(0.14)	(0.06)
From net realized gain on investments	—	—	(0.79)	(1.95)	(3.07)

Total distributions to shareholders	(0.04)	(0.11)	(0.88)	(2.09)	(3.13)

Net asset value - End of year	$25.01	$21.32	$18.26	$28.44	$27.01

Net assets - End of year (000’s omitted)	$45,276	$29,259	$15,530	$25,695	$7,585

Total return[2]	17.50%	17.57%	(33.62%)	13.65%	20.01%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.28%	0.31%	0.44%	0.38%	0.54%
Portfolio turnover	56%	48%	96%	65%	61%

*       The investment advisor did not impose all of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.14%	0.24%	0.20%	0.25%	0.78%

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

movements through the time the Fund calculates its net asset value. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$43,736,812	$39,081,032	$4,655,780	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	1,123,658	1,123,658	—	—
Other financial instruments**:	—	—	—	—

Total assets:	44,860,470	40,204,690	4,655,780	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total Liabilities:	—	—	—	—

Total	$44,860,470	$40,204,690	$4,655,780	$—

*

Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where International Fair Value factor from pricing service was applied to value the security. Such securities are classified as Level 2.

**

Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of October 31, 2009 or October 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended October 31, 2010, the Fund had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
3	$1,028,554	$1,069,468	$40,914

Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

taxing authorities. At October 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2007 through October 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $50,759 for

17

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

the year ended October 31, 2010, which is included as a reduction of expenses on the Statement of Operations. The Advisor voluntarily waived additional fees of $758 for the year ended October 31, 2010, which is also included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as the sub-accountant and sub-transfer agent.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing U.S. Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee related to Fund Accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction-, cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS, which serves as the Series’ sub-accountant services agent and sub-transfer agent, was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $29,159,857 and $19,504,772, respectively. There were no purchases or sales of U.S. Government securities.

18

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Tax Managed Series were:

	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	775,764	$18,247,624	691,302	$12,064,908
Reinvested	692	15,838	2,642	43,004
Repurchased	(338,176)	(7,880,171)	(172,173)	(2,936,102)

Total	438,280	$10,383,291	521,771	$9,171,810

At October 31, 2010, one omnibus account owned 1,136,178 shares of the Series (62.75% of shares outstanding) valued at $28,415,801. Investment activities of this shareholder may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

19

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
Ordinary income	$50,092	$99,078

At October 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$38,090,091
Unrealized appreciation	$7,120,808
Unrealized depreciation	(350,429)

Net unrealized appreciation	$6,770,379

Undistributed ordinary income	96,837
Capital loss carryover	2,910,992

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$1,141,000	October 31, 2016
$1,769,992	October 31, 2017

The capital loss carryover utilized in the current year was $1,439,370.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 21, 2010

21

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $50,092 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 99.96%.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance
Officer since 2004; Vice Chairman since June 2010; Co-Executive
Director from 2003-2010 - Manning & Napier Advisors, Inc. President;
Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment). Chairman
(non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010
(provider of georeferenced, aerial image libraries and related software)
Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC
(investments); Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

24

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 & Executive
Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates:
President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various affiliates: Chief
Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.

Effective June 2010, The Executive Group serves as an advisory board to the Chief Executive Officer.
[1]

The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNTAX-10/10-AR

TARGET INCOME SERIES
TARGET 2010 SERIES
TARGET 2020 SERIES
TARGET 2030 SERIES
TARGET 2040 SERIES
TARGET 2050 SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The twelve months ending October 31, 2010 were characterized by well-defined swings in investor sentiment. Optimism fueled strong market returns during the fourth quarter of 2009 and through much of the first quarter of 2010, as positive economic releases led investors to believe in the potential for a robust U.S. recovery. However, more negative economic releases into May and June of 2010, coupled with sovereign debt concerns in Europe, led to a dramatic swing in sentiment during the second quarter, with stock markets suffering notable losses. While volatility remained during the third quarter of 2010, September was a particularly strong month, which helped push market indexes into positive territory on a calendar year-to-date basis.

Despite several ups and downs over the past year, the markets made choppy progress. For the twelve months ended October 2010, the S&P 500 Index gained 16.53%, aided by the rally that began in September. Similar to domestic equities, international stocks experienced pronounced fluctuations over the last year. After climbing considerably the last two months, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. (ACWI x US) was up 12.62% the past year through October. The fixed income markets delivered more stable returns throughout the short-term market swings, with the Barclay’s Capital Aggregate Bond Index advancing 8.01% over the past twelve months.

The Target Series represent six distinct mutual funds, each managed to a designated target date. The investment objective of each Series automatically becomes more conservative over time as the specified target date approaches. Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, all six Target Series continue to provide competitive absolute returns for long-term investors. The Target Income Series (i.e., the most fixed income oriented Series) has delivered similar results to its blended index benchmark over the current stock market cycle. Meanwhile, the more growth-oriented Target Series continue to outperform their respective blended index benchmarks over the most recent full cycle.

For the last twelve months ending October 31, 2010, each of the Target Series posted double-digit positive returns. Furthermore, all six beat their respective blended index benchmarks over the past one-year period.

Manning & Napier’s fundamentals-based investment process led to a higher than average allocation to equities in each of the Series during the past year, as our analysts uncovered stock opportunities that met our strategy and valuation disciplines. This higher allocation to equities helped absolute and relative returns in the last quarter of 2009 and the first quarter of 2010. During the market correction in the second quarter of 2010, this modest overweight to stocks hurt relative results. However, this higher exposure to equities has benefited each of the Target Series on an absolute and relative basis since the markets rebounded in the third quarter.

Within the underlying equity holdings of the Target Series’ portfolios, we had an overweight in the Information Technology and Health Care sectors relative to the blended benchmarks. This higher allocation had a varied impact on the Series’ performance over the past year, yet specific stock selections within the Information Technology and Health Care sectors contributed to positive relative returns more recently during the third quarter. On the other hand, the Series had a low exposure to Financials relative to their respective blended benchmarks because regulatory uncertainty and macroeconomic challenges such as indebted consumers, persistently high unemployment, a fragile housing market, and continued loan losses prevented many financial services companies from meeting the requirements of our investment strategies. This underweight to Financials aided returns relative to the blended benchmarks during the past year, with the exception of the market rally in early 2010.

Within the underlying fixed income portion of the Series’ portfolios, we have shifted assets away from U.S. Treasury securities and toward sectors that offer additional yield potential. The Target 2030 and Target 2020, which are geared towards growth, and the Target 2010 and Income Series, which are respectively managed to reduce volatility and preserve capital, all have a bias toward investment grade corporate securities, with a modest allocation to high yield bonds as well.

1

Management Discussion and Analysis (unaudited)

Additionally, each of the Series has noteworthy exposure to U.S. Agency securities. While the Target Series’ fixed income returns trailed the fixed income portion of their respective blended benchmarks in the last quarter of 2009, this current positioning provided favorable results relative to the blended benchmarks throughout the second and third quarters of 2010.

While the markets were volatile over the past twelve months, the outlook for the U.S. economy did not change materially over the past year. Despite swings in positive and negative sentiment, Manning & Napier continues to see a slow growth environment as the economy works through extensive consumer and government debt levels. In such an environment, we are focused on company-specific opportunities that can prosper. Specifically, we are seeking leading companies that can grow and gain market share despite a sluggish economy, particularly multinational businesses that may benefit from exposure to faster-growing foreign markets. Using our active stock selection strategies, we are also seeking opportunities in certain cyclical industries that have a tight relationship between supply and demand.

As 2010 comes to an end, economic momentum has begun to slow. With widespread challenges such as elevated unemployment levels and high government debt burdens, the growth prospects for the developed world remain a concern. In this macroeconomic reality of slow growth, a focus on company and industry fundamentals remains important for identifying quality investment opportunities. Through our disciplined investment strategies, Manning & Napier continues to pursue specific areas of the market that are presenting opportunities, particularly winning companies that have favorable growth prospects. Such an active and flexible approach has been at the core of our investment process since Manning & Napier’s inception 40 years ago.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update - Target Income Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Target Income Series - Class K2	11.22%	5.76%
Manning & Napier Fund, Inc. - Target Income Series - Class R2	10.97%	5.49%
Manning & Napier Fund, Inc. - Target Income Series - Class C2	10.38%	4.95%
Manning & Napier Fund, Inc. - Target Income Series - Class I2	11.44%	6.02%
Barclays Capital Intermediate U.S. Aggregate Bond Index[3,5]	7.57%	6.42%
Target Income Blended Index[3,4,5]	9.73%	5.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception1 (3/28/08) to present (10/31/10) to the Barclays Capital Intermediate U.S. Aggregate Bond Index and the Target Income Blended Index.

[1]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Intermediate U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.28% for Class K, 0.54% for Class R, 0.99% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.53% for Class K, 0.91% for Class R, 1.28% for Class C and 0.38% for Class I for the year ended October 31, 2010.

[3]

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[4]

The Target Income Blended Index is a 5%/15%/80% Blended Index which is made up of 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[5]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

3

Performance Update - Target 2010 Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Target 2010 - Class K2	12.85%	4.01%
Manning & Napier Fund, Inc. - Target 2010 - Class R2	12.64%	3.78%
Manning & Napier Fund, Inc. - Target 2010 - Class C2	12.12%	3.31%
Manning & Napier Fund, Inc. - Target 2010 - Class I2	13.10%	4.28%
Barclays Capital U.S. Aggregate Bond Index[3,5]	8.01%	6.69%
Target 2010 Blended Index[3,4,5]	12.05%	3.95%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2010 Series - Class K from its inception1 (3/28/08) to present (10/31/10) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2010 Blended Index.

[1]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.29% for Class K, 0.52% for Class R, 0.98% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.71% for Class K, 0.93% for Class R, 1.42% for Class C and 0.48% for Class I for the year ended October 31, 2010.

[3]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[4]

The Target 2010 Blended Index is a 10%/30%/60% Blended Index which is made up of 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[5]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

4

Performance Update - Target 2020 Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K2	14.89%	3.09%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R2	14.72%	2.78%
Manning & Napier Fund, Inc. - Target 2020 Series - Class C2	14.24%	2.33%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I2	15.24%	3.35%
Barclays Capital U.S. Aggregate Bond Index[3,5]	8.01%	6.69%
Target 2020 Blended Index[3,4,5]	13.34%	2.68%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception1 (3/28/08) to present (10/31/10) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2020 Blended Index.

[1]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.29% for Class K, 0.52% for Class R, 0.98% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.46% for Class K, 0.70% for Class R, 1.16% for Class C and 0.24% for Class I for the year ended October 31, 2010.

[3]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[4]

The Target 2020 Blended Index is a 15%/40%/45% Blended Index which is made up of 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[5]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

5

Performance Update - Target 2030 Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K2	16.34%	2.06%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R2	16.01%	1.87%
Manning & Napier Fund, Inc. - Target 2030 Series - Class C2	15.50%	1.42%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I2	16.76%	2.43%
Russell 3000® Index[3,6]	18.34%	-1.24%
Barclays Capital U.S. Aggregate Bond Index[4,6]	8.01%	6.69%
Target 2030 Blended Index[3,4,5,6]	8.90%	0.83%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K from its inception1 (3/28/08) to present (10/31/10) to the Russell 3000® Index and the Target 2030 Blended Index.

[1]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.29% for Class K, 0.54% for Class R, 1.00% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.49% for Class K, 0.72% for Class R, 1.22% for Class C and 0.27% for Class I for the year ended October 31, 2010.

[3]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[4]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[5]

The Target 2030 Blended Index is 60% of a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index and 40% of a 15%/40%/45% Blended Index which is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Index returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

6

Performance Update - Target 2040 Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Target 2040 - Class K2	17.10%	2.00%
Manning & Napier Fund, Inc. - Target 2040 - Class R2	16.85%	1.79%
Manning & Napier Fund, Inc. - Target 2040 - Class C2	16.32%	1.34%
Manning & Napier Fund, Inc. - Target 2040 - Class I2	17.52%	2.33%
Russell 3000® Index[3,5]	18.34%	-1.24%
Target 2040 Blended Index[3,4,5]	15.94%	-0.12%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception1 (3/28/08) to present (10/31/10) to the Russell 3000® Index and the Target 2040 Blended Index.

[1]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2040 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.29% for Class K, 0.52% for Class R, 0.99% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.61% for Class K, 0.83% for Class R, 1.36% for Class C and 0.41% for Class I for the year ended October 31, 2010.

[3]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[4]

The Target 2040 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[5]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

7

Performance Update - Target 2050 Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Target 2050 - Class K2	17.16%	2.71%
Manning & Napier Fund, Inc. - Target 2050 - Class R2	16.85%	2.48%
Manning & Napier Fund, Inc. - Target 2050 - Class C2	16.34%	2.00%
Manning & Napier Fund, Inc. - Target 2050 - Class I2	17.40%	3.02%
Russell 3000® Index[3,5]	18.34%	-1.24%
Target 2050 Blended Index[3,4,5]	15.94%	-0.12%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception1 (3/28/08) to present (10/31/10) to the Russell 3000® Index and the Target 2050 Blended Index.

[1]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2050 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.30% for Class K, 0.53% for Class R, 1.02% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.37% for Class K, 1.97% for Class R, 2.25% for Class C and 1.95% for Class I for the year ended October 31, 2010.

[3]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[4]

The Target 2050 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[5]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

8

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period (May 1, 2010 to October 31, 2010).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10[1]	Annualized Expense Ratio[2]
Target Income
Actual (Class K)	$1,000.00	$1,053.40	$1.35	0.26%
Hypothetical[3]	$1,000.00	$1,023.89	$1.33	0.26%

Actual (Class R)	$1,000.00	$1,052.00	$2.79	0.54%
Hypothetical[3]	$1,000.00	$1,022.48	$2.75	0.54%

Actual (Class C)	$1,000.00	$1,049.30	$4.96	0.96%
Hypothetical[3]	$1,000.00	$1,020.37	$4.89	0.96%

Actual (Class I)	$1,000.00	$1,054.40	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

9

Shareholder Expense Example (unaudited)

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10[1]	Annualized Expense Ratio[2]
Target 2010
Actual (Class K)	$1,000.00	$1,042.70	$1.39	0.27%
Hypothetical[3]	$1,000.00	$1,023.84	$1.38	0.27%

Actual (Class R)	$1,000.00	$1,041.30	$2.57	0.50%
Hypothetical[3]	$1,000.00	$1,022.68	$2.55	0.50%

Actual (Class C)	$1,000.00	$1,039.50	$4.78	0.93%
Hypothetical[3]	$1,000.00	$1,020.52	$4.74	0.93%

Actual (Class I)	$1,000.00	$1,043.60	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10[1]	Annualized Expense Ratio[2]
Target 2020
Actual (Class K)	$1,000.00	$1,038.20	$1.44	0.28%
Hypothetical[3]	$1,000.00	$1,023.79	$1.43	0.28%

Actual (Class R)	$1,000.00	$1,038.20	$2.62	0.51%
Hypothetical[3]	$1,000.00	$1,022.63	$2.60	0.51%

Actual (Class C)	$1,000.00	$1,036.60	$4.72	0.92%
Hypothetical[3]	$1,000.00	$1,020.57	$4.69	0.92%

Actual (Class I)	$1,000.00	$1,040.20	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10[1]	Annualized Expense Ratio[2]
Target 2030
Actual (Class K)	$1,000.00	$1,029.80	$1.43	0.28%
Hypothetical[3]	$1,000.00	$1,023.79	$1.43	0.28%

Actual (Class R)	$1,000.00	$1,028.10	$2.71	0.53%
Hypothetical[3]	$1,000.00	$1,022.53	$2.70	0.53%

Actual (Class C)	$1,000.00	$1,026.60	$4.90	0.96%
Hypothetical[3]	$1,000.00	$1,020.37	$4.89	0.96%

Actual (Class I)	$1,000.00	$1,031.70	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

10

Shareholder Expense Example (unaudited)

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10[1]	Annualized Expense Ratio[2]
Target 2040
Actual (Class K)	$1,000.00	$1,018.20	$1.42	0.28%
Hypothetical[3]	$1,000.00	$1,023.79	$1.43	0.28%

Actual (Class R)	$1,000.00	$1,016.90	$2.59	0.51%
Hypothetical[3]	$1,000.00	$1,022.63	$2.60	0.51%

Actual (Class C)	$1,000.00	$1,014.10	$4.82	0.95%
Hypothetical[3]	$1,000.00	$1,020.42	$4.84	0.95%

Actual (Class I)	$1,000.00	$1,020.10	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10[1]	Annualized Expense Ratio[2]
Target 2050
Actual (Class K)	$1,000.00	$1,018.20	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,015.90	$2.64	0.52%
Hypothetical[3]	$1,000.00	$1,022.58	$2.65	0.52%

Actual (Class C)	$1,000.00	$1,015.10	$5.13	1.01%
Hypothetical[3]	$1,000.00	$1,020.11	$5.14	1.01%

Actual (Class I)	$1,000.00	$1,019.10	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

[1]

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

[2]	Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.
[3]	Assumes 5% annual return before expenses.

11

Portfolio Composition as of October 31, 2010 - Asset Allocation1 (unaudited)

Target Income Asset Allocation[1]

Cash, warrants, short-term investments, and other assets, less liabilities - 5.54%
U.S. Treasury Notes² - 4.32%
U.S. Government Agencies - 33.36%
Foreign Government Bonds 0.04%
Commercial Mortgage-Backed Securities - 0.23%
Mutual Funds - 0.59%
Asset-Backed Securities 0.06%
Corporate Bonds - 33.28%
Common Stocks and Preferred Stocks - 22.58%

Target 2010 Asset Allocation[1]

U.S. Treasury Notes² - 2.86%
Cash, warrants, short-term investments, and liabilities, less other assets - 4.02%
U.S. Government Agencies - 21.32%
Foreign Government Bonds - 0.10%
Commercial Mortgage-Backed Securities - 0.42%
Asset-Backed Securities - 0.11%
Mutual Funds - 1.21%
Corporate Bonds - 27.72%
Common Stocks and Preferred Stocks - 42.24%

Target 2020 Asset Allocation[1]

U.S. Treasury Notes² - 4.80%
U.S. Government Agencies - 14.07%
Cash, warrants, short-term investments, and other assets, less liabilities - 4.01%
Foreign Government Bonds - 0.10%
Commercial Mortgage-Backed Securities - 0.42%
Asset-Backed Securities - 0.12%
Mutual Funds - 1.80%
Corporate Bonds - 21.61%
Common Stocks and Preferred Stocks - 53.07%

Target 2030 Asset Allocation[1]

U.S. Treasury Notes² - 4.15%
U.S. Government Agencies - 10.48%
Cash, warrants, short-term investments, and other assets, less liabilities - 3.35%
Foreign Government Bonds - 0.06%
Commercial Mortgage-Backed Securities - 0.25%
Asset-Backed Securities - 0.08%
Mutual Funds - 1.17%
Corporate Bonds - 12.26%
Common Stocks and Preferred Stocks - 68.20%

Target 2040 Asset Allocation[1]

U.S. Treasury Notes² - 2.43%
U.S. Government Agencies - 7.76%
Cash, warrants, short-term investments, and liabilities, less other assets - 2.34%
Mutual Funds - 0.01%
Corporate Bonds - 0.39%
Common Stocks and Preferred Stocks - 87.07%

Target 2050 Asset Allocation[1]

U.S. Treasury Notes² - 2.43%
U.S. Government Agencies - 7.76%
Cash, warrants, short-term investments, and liabilities, less other assets - 2.34%
Mutual Funds - 0.01%
Corporate Bonds - 0.39%
Common Stocks and Preferred Stocks - 87.07%

[1]	As a percentage of net assets of the underlying investment(s) for each Series.
[2]	A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

12

Statements of Assets and Liabilities October 31, 2010

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
ASSETS:
Manning & Napier Pro-Blend® Maximum Term Series - Class I (3,088,947 shares, 5,192,489 shares, and 1,814,913 shares, respectively)	$—	$—	$—	$31,260,145	$52,547,985	$18,366,922
Manning & Napier Pro-Blend® Extended Term Series - Class I (6,578,008 shares and 4,613,410 shares, respectively)	—	—	67,490,359	47,333,581	—	—
Manning & Napier Pro-Blend® Moderate Term Series - Class I (3,328,708 shares and 1,572,709 shares, respectively)	—	35,284,308	16,670,719	—	—	—
Manning & Napier Pro-Blend® Conservative Term Series - Class I (4,419,580 shares)	48,747,964	—	—	—	—	—

Total investments in securities:
At value*	48,747,964	35,284,308	84,161,078	78,593,726	52,547,985	18,366,922
Receivable for fund shares sold	3,254	9,858	34,530	48,575	41,645	49,650
Receivable for securities sold	127,126	—	—	—	—	—
Receivable from investment Advisor (Note 3)	18,185	28,324	16,378	18,980	26,132	37,891

TOTAL ASSETS	48,896,529	35,322,490	84,211,986	78,661,281	52,615,762	18,454,463

LIABILITIES:
Accrued distribution and service (Rule 12b-1) fees (Note 3)	11,102	9,339	21,856	18,497	12,996	4,694
Accrued fund accounting and administration fees (Note 3)	8,977	8,936	9,155	9,106	9,001	8,873
Accrued transfer agent fees (Note 3)	520	1,464	1,599	1,467	1,432	1,388
Directors’ fees (Note 3)	331	321	509	622	335	336
Accrued Chief Compliance Officer service fees (Note 3)	277	252	252	252	252	252
Payable for fund shares repurchased	130,352	1,030	32,489	1,977	2,791	64
Audit fees payable	18,303	18,192	18,230	18,262	18,256	18,201
Payable for securities purchased	—	8,829	1,676	45,162	38,653	49,458
Accrued Registration and filing fees	538	1,906	4,731	5,035	3,821	1,812
Other payables and accrued expenses	999	1,112	1,959	1,526	1,180	1,378

TOTAL LIABILITIES	171,399	51,381	92,456	101,906	88,717	86,456

TOTAL NET ASSETS	$48,725,130	$35,271,109	$84,119,530	$78,559,375	$52,527,045	$18,368,007

NET ASSETS CONSIST OF:
Capital stock	44,230	33,193	81,555	77,455	51,535	17,992
Additional paid-in-capital	40,439,294	30,189,936	72,316,961	68,235,161	46,197,601	16,992,105
Undistributed net investment income	94,858	42,735	114,966	83,935	25,540	5,372
Accumulated net realized gain on underlying series	509,413	670,397	2,829,490	2,355,723	499,242	32,916
Net unrealized appreciation on underlying series	7,637,335	4,334,848	8,776,558	7,807,101	5,753,127	1,319,622

TOTAL NET ASSETS	$48,725,130	$35,271,109	$84,119,530	$78,559,375	$52,527,045	$18,368,007

The accompanying notes are an integral part of the financial statements.

13

Statements of Assets and Liabilities October 31, 2010

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
Class K
Net Assets	$46,885,644	$27,903,838	$64,612,995	$66,235,091	$42,417,105	$15,241,614
Shares Outstanding	4,254,056	2,622,690	6,253,470	6,526,618	4,157,252	1,491,057
Net Asset Value, Offering Price, and Redemption Price per share	$11.02	$10.64	$10.33	$10.15	$10.20	$10.22
Class R
Net Assets	$346,824	$3,655,323	$12,229,367	$7,161,734	$8,168,025	$2,154,406
Shares Outstanding	31,743	345,928	1,194,585	709,729	805,292	211,950
Net Asset Value, Offering Price, and Redemption Price per share	$10.93	$10.57	$10.24	$10.09	$10.14	$10.16
Class C
Net Assets	$1,195,153	$2,246,887	$3,803,455	$2,231,049	$875,452	$843,077
Shares Outstanding	110,251	213,469	372,359	222,073	87,015	83,663
Net Asset Value, Offering Price, and Redemption Price per share	$10.84	$10.53	$10.21	$10.05	$10.06	$10.08
Class I
Net Assets	$297,509	$1,465,061	$3,473,713	$2,931,501	$1,066,463	$128,910
Shares Outstanding	26,921	137,192	335,123	287,075	103,987	12,540
Net Asset Value, Offering Price, and Redemption Price per share	$11.05	$10.68	$10.37	$10.21	$10.26	$10.28

* At identified cost	$41,110,629	$30,949,460	$75,384,520	$70,786,625	$46,794,858	$17,047,300

The accompanying notes are an integral part of the financial statements.

14

Statements of Operations

For the Year Ended October 31, 2010

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
INVESTMENT INCOME:
Income distributions from underlying series	$961,051	$453,756	$1,141,750	$701,662	$296,507	$72,891

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	102,411	57,401	126,251	125,539	79,795	26,098
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	7,308	18,526	29,712	17,323	6,512	3,764
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	974	11,707	35,679	15,338	22,788	5,376
Fund accounting and administration fees (Note 3)	42,346	41,961	42,927	42,721	42,200	41,521
Directors’ fees (Note 3)	10,001	10,001	10,201	10,300	10,001	10,001
Transfer agent fees (Note 3)	6,687	8,244	9,930	8,853	8,384	7,907
Chief Compliance Officer service fees (Note 3)	2,749	2,725	2,724	2,724	2,724	2,724
Registration and filing fees	46,635	49,265	52,050	53,320	51,625	49,935
Audit fees	19,282	19,082	19,182	19,182	19,132	19,032
Legal fees	4,828	4,828	4,828	4,828	4,828	4,828
Custodian fees	1,441	1,460	2,660	2,764	1,449	1,500
Miscellaneous	4,824	4,987	7,847	6,491	5,578	4,572

Total Expenses	249,486	230,187	343,991	309,383	255,016	177,258
Less reduction of expenses (Note 3)	(115,861)	(127,519)	(118,861)	(121,387)	(126,153)	(135,932)

Net Expenses	133,625	102,668	225,130	187,996	128,863	41,326

NET INVESTMENT INCOME	827,426	351,088	916,620	513,666	167,644	31,565

REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES:
Net realized gain on underlying series	511,837	674,697	2,862,910	2,369,522	513,686	36,638
Net change in unrealized appreciation on underlying series	3,565,063	2,454,350	5,060,321	4,842,147	4,297,538	1,289,112

NET REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES	4,076,900	3,129,047	7,923,231	7,211,669	4,811,224	1,325,750

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,904,326	$3,480,135	$8,839,851	$7,725,335	$4,978,868	$1,357,315

The accompanying notes are an integral part of the financial statements.

15

Statements of Changes in Net Assets

	Target Income		Target 2010		Target 2020
	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$827,426	$90,626	$351,088	$17,147	$916,620	$52,778
Net realized gain on underlying series	511,837	146,214	674,697	38,159	2,862,910	51,411
Net change in unrealized appreciation on underlying series	3,565,063	4,071,769	2,454,350	1,880,027	5,060,321	3,752,187

Net increase from operations	4,904,326	4,308,609	3,480,135	1,935,333	8,839,851	3,856,376

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(807,484)	(1,841)	(260,461)	(3,846)	(652,921)	(9,533)
From net investment income (Class R)	(1,805)	(2)	(30,890)	(2)	(96,319)	(2)
From net investment income (Class C)	(7,538)	(3)	(12,836)	(2,116)	(32,396)	(5,417)
From net investment income (Class I)	(4,468)	(53)	(14,208)	(1,141)	(50,997)	(6,847)
From net realized gain on investments (Class K)	(146,108)	—	(33,958)	—	(62,557)	—
From net realized gain on investments (Class R)	(189)	—	(4,015)	—	(8,716)	—
From net realized gain on investments (Class C)	(1,727)	—	(3,071)	—	(5,355)	—
From net realized gain on investments (Class I)	(614)	—	(1,415)	—	(4,520)	—

Total distributions to shareholders	(969,933)	(1,899)	(360,854)	(7,105)	(913,781)	(21,799)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	2,233,393	38,179,735	14,145,573	15,878,343	41,491,953	30,587,054

Net increase in net assets	6,167,786	42,486,445	17,264,854	17,806,571	49,418,023	34,421,631

NET ASSETS:

Beginning of year	42,557,344	70,899	18,006,255	199,684	34,701,507	279,876

End of year[1]	$48,725,130	$42,557,344	$35,271,109	$18,006,255	$84,119,530	$34,701,507

[1] Including undistributed net investment income (loss) of:	94,858	88,727	42,735	10,042	114,966	30,979

The accompanying notes are an integral part of the financial statements.

16

Statements of Changes in Net Assets

	Target 2030		Target 2040		Target 2050
	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$513,666	$21,881	$167,644	$3,415	$31,565	$100
Net realized gain on underlying series	2,369,522	76,189	513,686	41,791	36,638	14,093
Net change in unrealized appreciation on underlying series	4,842,147	2,964,896	4,297,538	1,462,728	1,289,112	34,743

Net increase from operations	7,725,335	3,062,966	4,978,868	1,507,934	1,357,315	48,936

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(387,868)	(5)	(112,496)	(797)	(21,109)	(2)
From net investment income (Class R)	(22,289)	(2)	(23,144)	(2)	(4,197)	(2)
From net investment income (Class C)	(7,995)	(828)	(1,401)	(2)	(169)	(2)
From net investment income (Class I)	(26,729)	(5,897)	(6,411)	(1,266)	(718)	(760)
From net realized gain on investments (Class K)	(78,169)	—	(42,807)	—	(10,313)	—
From net realized gain on investments (Class R)	(3,056)	—	(9,808)	—	(5,129)	—
From net realized gain on investments (Class C)	(3,577)	—	(1,490)	—	(1,001)	—
From net realized gain on investments (Class I)	(5,186)	—	(2,126)	—	(703)	—

Total distributions to shareholders	(534,869)	(6,732)	(199,683)	(2,067)	(43,339)	(766)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	45,093,229	23,206,581	33,495,044	12,718,183	15,228,648	1,759,123

Net increase in net assets	52,283,695	26,262,815	38,274,229	14,224,050	16,542,624	1,807,293

NET ASSETS:
Beginning of year	26,275,680	12,865	14,252,816	28,766	1,825,383	18,090

End of year[1]	$78,559,375	$26,275,680	$52,527,045	$14,252,816	$18,368,007	$1,825,383

[1] Including undistributed net investment income (loss) of:	83,935	15,150	25,540	1,348	5,372	—

The accompanying notes are an integral part of the financial statements.

17

Financial Highlights

Target Income Series Class K

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.13	$9.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.19	0.03	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.92	1.04	(0.69)

Total from investment operations	1.11	1.07	(0.70)

Less distributions to shareholders:
From net investment income	(0.19)	(0.24)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.22)	(0.24)	—

Net asset value - End of period	$11.02	$10.13	$9.30

Net assets - End of period (000’s omitted)	$46,886	$42,116	$70,620 [3]

Total return[4]	11.22%	11.80%	(7.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.28%[6]	0.30%	0.30%[7]
Net investment income (loss)	1.83%	0.31%	(0.27%)[7]
Series portfolio turnover[8]	9%	13%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	0.25%	0.41%	1,571%[7,9]

Target Income Series Class R

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.08	$9.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	0.99	1.09	(0.73)

Total from investment operations	1.08	1.04	(0.71)

Less distributions to shareholders:
From net investment income	(0.20)	(0.25)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.23)	(0.25)	—

Net asset value - End of period	$10.93	$10.08	$9.29

Net assets - End of period (000’s omitted)	$347	$54	$93 [3]

Total return[4]	10.97%	11.44%	(7.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.54%[6]	0.55%	0.55%[7]
Net investment income (loss)	0.81%	(0.51%)	0.34%[7]
Series portfolio turnover[8]	9%	13%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	0.37%	169.34%	43,127%[7,9]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Annualized.
[8]	Reflects activity of the Series and does not include the activity of the underlying series.
[9]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Target Income Series Class C

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00	$9.26	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	(0.03)	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.95	1.02	(0.73)

Total from investment operations	1.02	0.99	(0.74)

Less distributions to shareholders:
From net investment income	(0.15)	(0.25)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.18)	(0.25)	—

Net asset value - End of period	$10.84	$10.00	$9.26

Net assets - End of period (000’s omitted)	$1,195	$330	$93 [3]

Total return[4]	10.38%	10.91%	(7.40%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.99%[6]	1.05%	1.05%[7]
Net investment income (loss)	0.66%	(0.30%)	(0.15%)[7]
Series portfolio turnover[8]	9%	13%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	0.29%	10.70%	43,147%[7,9]

Target Income Series Class I

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.17	$9.32	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19	0.06	0.05
Net realized and unrealized gain (loss) on underlying series	0.94	1.04	(0.73)

Total from investment operations	1.13	1.10	(0.68)

Less distributions to shareholders:
From net investment income	(0.22)	(0.25)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.25)	(0.25)	—

Net asset value - End of period	$11.05	$10.17	$9.32

Net assets - End of period (000’s omitted)	$298	$58	$93 [3]

Total return[4]	11.44%	12.06%	(6.80%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.05%	0.05%	0.05%[7]
Net investment income	1.85%	0.66%	0.85%[7]
Series portfolio turnover[8]	9%	13%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	0.33%	54.69%	43,107%[7,9]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Annualized.
[8]	Reflects activity of the Series and does not include the activity of the underlying series.
[9]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

19

Financial Highlights

Target 2010 Series Class K

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.58	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	0.02	(0.01)
Net realized and unrealized gain (loss) on underlying series	1.10	1.15	(1.38)

Total from investment operations	1.22	1.17	(1.39)

Less distributions to shareholders:
From net investment income	(0.14)	(0.20)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.16)	(0.20)	—

Net asset value - End of period	$10.64	$9.58	$8.61

Net assets - End of period (000’s omitted)	$27,904	$15,782	$101,213 [3]

Total return[4]	12.85%	13.97%	(13.90%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.29%[5,6]	0.30%[7]	0.30%[7,8]
Net investment income (loss)	1.20%	0.19%	(0.28%)[8]
Series portfolio turnover[9]	11%	9%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.42%[6]	1.31%[7]	1,071%[7,8,10]

Target 2010 Series Class R

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.54	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	1.07	1.18	(1.41)

Total from investment operations	1.19	1.13	(1.39)

Less distributions to shareholders:
From net investment income	(0.14)	(0.20)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.16)	(0.20)	—

Net asset value - End of period	$10.57	$9.54	$8.61

Net assets - End of period (000’s omitted)	$3,655	$284	$86 [3]

Total return[4]	12.64%	13.54%	(13.90%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.52%[5,6]	0.55%[7]	0.55%[7,8]
Net investment income (loss)	1.16%	(0.55%)	0.36%[8]
Series portfolio turnover[9]	11%	9%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.41%[6]	25.36%[7]	42,882%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[6]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

20

Financial Highlights

Target 2010 Series Class C

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.49	$8.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	(0.01)	(0.05)
Net realized and unrealized gain (loss) on underlying series	1.08	1.10	(1.37)

Total from investment operations	1.14	1.09	(1.42)

Less distributions to shareholders:
From net investment income	(0.08)	(0.18)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.10)	(0.18)	—

Net asset value - End of period	$10.53	$9.49	$8.58

Net assets - End of period (000’s omitted)	$2,247	$1,471	$98,226 [3]

Total return[4]	12.12%	13.13%	(14.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.98%[5,6]	1.05%[7]	1.05%[7,8]
Net investment income (loss)	0.58%	(0.12%)	(1.03%)[8]
Series portfolio turnover[9]	11%	9%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.44%[6]	5.01%[7]	919%[7,8,10]

Target 2010 Series Class I

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.62	$8.63	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14	0.07	0.05
Net realized and unrealized gain (loss) on underlying series	1.10	1.12	(1.42)

Total from investment operations	1.24	1.19	(1.37)

Less distributions to shareholders:
From net investment income	(0.16)	(0.20)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.18)	(0.20)	—

Net asset value - End of period	$10.68	$9.62	$8.63

Net assets - End of period (000’s omitted)	$1,465	$469	$159 [3]

Total return[4]	13.10%	14.23%	(13.70%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[7,8]
Net investment income	1.44%	0.83%	0.86%[8]
Series portfolio turnover[9]	11%	9%	0%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[6]	8.26%[7]	42,439%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[6]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

21

Financial Highlights

Target 2020 Series Class K

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.16	$8.14	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.13	0.02	0.04
Net realized and unrealized gain (loss) on underlying series	1.23	1.21	(1.90)

Total from investment operations	1.36	1.23	(1.86)

Less distributions to shareholders:
From net investment income	(0.17)	(0.21)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.19)	(0.21)	—

Net asset value - End of period	$10.33	$9.16	$8.14

Net assets - End of period (000’s omitted)	$64,613	$30,089	$157 [3]

Total return[4]	14.89%	15.72%	(18.60%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.29%[5,6]	0.30%[7]	0.30%[7,8]
Net investment income	1.38%	0.28%	0.74%[8]
Series portfolio turnover[9]	20%	9%	31%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.17%[6]	0.72%[7]	34,421%[7,8,10]

Target 2020 Series Class R

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.10	$8.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	(0.05)	0.04
Net realized and unrealized gain (loss) on underlying series	1.21	1.23	(1.91)

Total from investment operations	1.33	1.18	(1.87)

Less distributions to shareholders:
From net investment income	(0.17)	(0.21)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.19)	(0.21)	—

Net asset value - End of period	$10.24	$9.10	$8.13

Net assets - End of period (000’s omitted)	$12,229	$562	$81 [3]

Total return[4]	14.72%	15.13%	(18.70%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.52%[5,6]	0.55%[7]	0.55%[7,8]
Net investment income (loss)	1.25%	(0.54%)	0.62%[8]
Series portfolio turnover[9]	20%	9%	31%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.18%[6]	14.54%[7]	38,136%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[6]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

22

Financial Highlights

Target 2020 Series Class C

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.06	$8.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.02	(0.05)
Net realized and unrealized gain (loss) on underlying series	1.18	1.13	(1.85)

Total from investment operations	1.28	1.15	(1.90)

Less distributions to shareholders:
From net investment income	(0.11)	(0.19)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.13)	(0.19)	—

Net asset value - End of period	$10.21	$9.06	$8.10

Net assets - End of period (000’s omitted)	$3,803	$2,123	$228,171 [3]

Total return[4]	14.24%	14.74%	(19.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.98%[5,6]	1.05%[7]	1.05%[7,8]
Net investment income (loss)	1.03%	0.25%	(1.05%)[8]
Series portfolio turnover[9]	20%	9%	31%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.18%[6]	3.08%[7]	158%[7,8,10]

Target 2020 Series Class I

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.19	$8.15	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.18	0.10	— [11]
Net realized and unrealized gain (loss) on underlying series	1.21	1.15	(1.85)

Total from investment operations	1.39	1.25	(1.85)

Less distributions to shareholders:
From net investment income	(0.19)	(0.21)	—
From net realized gain on investments	(0.02)	—	—

Total distributions to shareholders	(0.21)	(0.21)	—

Net asset value - End of period	$10.37	$9.19	$8.15

Net assets - End of period (000’s omitted)	$3,474	$1,927	$51,467 [3]

Total return[4]	15.24%	15.98%	(18.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[7,8]
Net investment income (loss)	1.89%	1.22%	(0.02%)[8]
Series portfolio turnover[9]	20%	9%	31%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.19%[6]	2.90%[7]	871%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[6]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
[11]	Less than $0.01.

The accompanying notes are an integral part of the financial statements.

23

Financial Highlights

Target 2030 Series Class K

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.85	$7.81	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.08	0.01	0.03
Net realized and unrealized gain (loss) on underlying series	1.36	1.20	(2.22)

Total from investment operations	1.44	1.21	(2.19)

Less distributions to shareholders:
From net investment income	(0.11)	(0.17)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.14)	(0.17)	—

Net asset value - End of period	$10.15	$8.85	$7.81

Net assets - End of period (000’s omitted)	$66,235	$23,597	$118 [3]

Total return[4]	16.34%	16.05%	(21.90%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.29%[5,6]	0.30%[7]	0.30%[7,8]
Net investment income	0.87%	0.14%	0.54%[8]
Series portfolio turnover[9]	15%	9%	—%[10]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[6]	0.97%[7]	37,175%[7,8,11]

Target 2030 Series Class R

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.83	$7.79	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	1.35	1.26	(2.23)

Total from investment operations	1.41	1.21	(2.21)

Less distributions to shareholders:
From net investment income	(0.12)	(0.17)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.15)	(0.17)	—

Net asset value - End of period	$10.09	$8.83	$7.79

Net assets - End of period (000’s omitted)	$7,162	$328	$78 [3]

Total return[4]	16.01%	16.09%	(22.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.54%[5,6]	0.55%[7]	0.55%[7,8]
Net investment income (loss)	0.68%	(0.53%)	0.31%[8]
Series portfolio turnover[9]	15%	9%	—%[10]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.18%[6]	28.67%[7]	38,768%[7,8,11]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[6]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	Less than 1%.
[11]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

24

Financial Highlights

Target 2030 Series Class C

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.78	$7.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss) on underlying series	1.33	1.19	(2.22)

Total from investment operations	1.36	1.17	(2.23)

Less distributions to shareholders:
From net investment income	(0.06)	(0.16)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.09)	(0.16)	—

Net asset value - End of period	$10.05	$8.78	$7.77

Net assets - End of period (000’s omitted)	$2,231	$1,034	$78 [3]

Total return[4]	15.50%	15.57%	(22.30%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.00%[5,6]	1.05%[7]	1.05%[7,8]
Net investment income (loss)	0.31%	(0.22%)	(0.17%)[8]
Series portfolio turnover[9]	15%	9%	—%[10]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.22%[6]	5.84%[7]	38,789%[7,8,11]

Target 2030 Series Class I

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.90	$7.82	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.13	0.11	0.01
Net realized and unrealized gain (loss) on underlying series	1.35	1.14	(2.19)

Total from investment operations	1.48	1.25	(2.18)

Less distributions to shareholders:
From net investment income	(0.14)	(0.17)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.17)	(0.17)	—

Net asset value - End of period	$10.21	$8.90	$7.82

Net assets - End of period (000’s omitted)	$2,932	$1,316	$12,591 [3]

Total return[4]	16.76%	16.56%	(21.80%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[7,8]
Net investment income	1.34%	1.37%	0.16%[8]
Series portfolio turnover[9]	15%	9%	—%[10]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.22%[6]	6.18%[7]	14,979%[7,8,11]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[6]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	Less than 1%.
[11]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

25

Financial Highlights

Target 2040 Series Class K

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.79	$7.58	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04	— [3]	0.02
Net realized and unrealized gain (loss) on underlying series	1.46	1.36	(2.44)

Total from investment operations	1.50	1.36	(2.42)

Less distributions to shareholders:
From net investment income	(0.06)	(0.15)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.09)	(0.15)	—

Net asset value - End of period	$10.20	$8.79	$7.58

Net assets - End of period (000’s omitted)	$42,417	$12,880	$76 [4]

Total return[5]	17.10%	18.60%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[6]	0.29%[7]	0.30%	0.30%[8]
Net investment income	0.43%	0.05%	0.40%[8]
Series portfolio turnover[9]	4%	7%	—%[10]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6]:

	0.32%	2.10%	28,865%[8,11]
Target 2040 Series Class R

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.76	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	(0.02)	0.01
Net realized and unrealized gain (loss) on underlying series	1.43	1.35	(2.43)

Total from investment operations	1.47	1.33	(2.42)

Less distributions to shareholders:
From net investment income	(0.06)	(0.15)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.09)	(0.15)	—

Net asset value - End of period	$10.14	$8.76	$7.58

Net assets - End of period (000’s omitted)	$8,168	$504	$76 [4]

Total return[5]	16.85%	18.21%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[6]	0.52%[7]	0.55%	0.55%[8]
Net investment income (loss)	0.40%	(0.21%)	0.14%[8]
Series portfolio turnover[9]	4%	7%	—%[10]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6]:

	0.31%	16.27%	28,865%[8,11]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Less than $0.01.
[4]	Represents the whole number without rounding to the 000’s.
[5]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[6]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[7]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	Less than 1%.
[11]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

26

Financial Highlights

Target 2040 Series Class C

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.70	$7.55	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	1.43	1.36	(2.43)

Total from investment operations	1.42	1.30	(2.45)

Less distributions to shareholders:
From net investment income	(0.03)	(0.15)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.06)	(0.15)	—

Net asset value - End of period	$10.06	$8.70	$7.55

Net assets - End of period (000’s omitted)	$875	$440	$75 [3]

Total return[4]	16.32%	17.88%	(24.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.99%[6]	1.05%	1.05%[7]
Net investment loss	(0.12%)	(0.65%)	(0.36%)[7]
Series portfolio turnover[8]	4%	7%	—%[9]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	0.37%	15.19%	28,898%[7,10]

Target 2040 Series Class I

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.83	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.08	0.07	— [11]
Net realized and unrealized gain (loss) on underlying series	1.46	1.32	(2.40)

Total from investment operations	1.54	1.39	(2.40)

Less distributions to shareholders:
From net investment income	(0.08)	(0.16)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.11)	(0.16)	—

Net asset value - End of period	$10.26	$8.83	$7.60

Net assets - End of period (000’s omitted)	$1,066	$428	$28,539 [3]

Total return[4]	17.52%	18.86%	(24.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.05%	0.05%	0.05%[7]
Net investment income (loss)	0.84%	0.93%	(0.04%)[7]
Series portfolio turnover[8]	4%	7%	—%[9]

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	0.36%	18.65%	767%[7,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Annualized.
[8]	Reflects activity of the Series and does not include the activity of the underlying series.
[9]	Less than 1%.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
[11]	Less than $0.01.

The accompanying notes are an integral part of the financial statements.

27

Financial Highlights

Target 2050 Series Class K

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.85	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.02)	0.02
Net realized and unrealized gain (loss) on underlying series	1.48	1.52	(2.44)

Total from investment operations	1.51	1.50	(2.42)

Less distributions to shareholders:
From net investment income	(0.06)	(0.23)	—
From net realized gain on investments	(0.08)	—	—

Total distributions to shareholders	(0.14)	(0.23)	—

Net asset value - End of period	$10.22	$8.85	$7.58

Net assets - End of period (000’s omitted)	$15,242	$1,047	$76 [3]

Total return[4]	17.16%	20.71%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.30%[6]	0.30%	0.30%[7]
Net investment income (loss)	0.28%	(0.24%)	0.40%[7]
Series portfolio turnover[8]	3%	46%	1%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	1.07%	25.10%	35,232%[7,9]

Target 2050 Series Class R

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.82	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.05)	0.01
Net realized and unrealized gain (loss) on underlying series	1.44	1.52	(2.43)

Total from investment operations	1.47	1.47	(2.42)

Less distributions to shareholders:
From net investment income	(0.05)	(0.23)	—
From net realized gain on investments	(0.08)	—	—

Total distributions to shareholders	(0.13)	(0.23)	—

Net asset value - End of period	$10.16	$8.82	$7.58

Net assets - End of period (000’s omitted)	$2,154	$601	$76 [3]

Total return[4]	16.85%	20.31%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.53%[6]	0.55%	0.55%[7]
Net investment income (loss)	0.27%	(0.50%)	0.14%[7]
Series portfolio turnover[8]	3%	46%	1%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	1.44%	242.05%	35,243%[7,9]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Annualized.
[8]	Reflects activity of the Series and does not include the activity of the underlying series.
[9]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

28

Financial Highlights

Target 2050 Series Class C

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.75	$7.55	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	1.46	1.49	(2.43)

Total from investment operations	1.42	1.43	(2.45)

Less distributions to shareholders:
From net investment income	(0.01)	(0.23)	—
From net realized gain on investments	(0.08)	—	—

Total distributions to shareholders	(0.09)	(0.23)	—

Net asset value - End of period	$10.08	$8.75	$7.55

Net assets - End of period (000’s omitted)	$843	$99	$75 [3]

Total return[4]	16.34%	19.84%	(24.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	1.02%[6]	1.05%	1.05%[7]
Net investment loss	(0.44%)	(0.71%)	(0.36%)[7]
Series portfolio turnover[8]	3%	46%	1%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	1.23%	73.45%	35,267%[7,9]

Target 2050 Series Class I

	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.90	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0.16	— [10]
Net realized and unrealized gain (loss) on underlying series	1.47	1.37	(2.40)

Total from investment operations	1.54	1.53	(2.40)

Less distributions to shareholders:
From net investment income	(0.08)	(0.23)	—
From net realized gain on investments	(0.08)	—	—

Total distributions to shareholders	(0.16)	(0.23)	—

Net asset value - End of period	$10.28	$8.90	$7.60

Net assets - End of period (000’s omitted)	$129	$79	$17,863 [3]

Total return[4]	17.40%	21.07%	(24.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.05%	0.05%	0.05%[7]
Net investment income (loss)	0.76%	2.07%	(0.03%)[7]
Series portfolio turnover[8]	3%	46%	1%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	1.90%	141.53%	1,903%[7,9]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Annualized.
[8]	Reflects activity of the Series and does not include the activity of the underlying series.
[9]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
[10]	Less than $0.01.

The accompanying notes are an integral part of the financial statements.

29

Notes to Financial Statements

1.	ORGANIZATION

Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “underlying series”) in order to meet its target asset allocations and investment style. The Series are designed to provide a single investment portfolio that adjusts over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolio becomes more conservative with a larger fixed-income investment component. The financial statements of the underlying series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, C and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 10 million have been designated in each of the Series for Class C and I common stock and 40 million have been designated in each of the Series for Class K and R common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Investments in the underlying series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the underlying series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities,

30

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

		Target Income Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$48,747,964	$48,747,964	$—	$—
Other financial instruments*:	—	—	—	—

Total assets:	48,747,964	48,747,964		—

Liabilities:
Other financial instruments*:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$48,747,964	$48,747,964	$—	$—

		Target 2010 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$35,284,308	$35,284,308	$—	$—
Other financial instruments*:	—	—	—	—

Total assets:	35,284,308	35,284,308		—

Liabilities:
Other financial instruments*:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$35,284,308	$35,284,308	$—	$—

31

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

		Target 2020 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$84,161,078	$84,161,078	$—	$—
Other financial instruments*:	—	—	—	—

Total assets:	84,161,078	84,161,078		—

Liabilities:
Other financial instruments*:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$84,161,078	$84,161,078	$—	$—

		Target 2030 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$78,593,726	$78,593,726	$—	$—
Other financial instruments*:	—	—	—	—

Total assets:	78,593,726	78,593,726		—

Liabilities:
Other financial instruments*:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$78,593,726	$78,593,726	$—	$—

		Target 2040 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$52,547,985	$52,547,985	$—	$—
Other financial instruments*:	—	—	—	—

Total assets:	52,547,985	52,547,985		—

Liabilities:
Other financial instruments*:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$52,547,985	$52,547,985	$—	$—

32

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

		Target 2050 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$18,366,922	$18,366,922	$—	$—
Other financial instruments*:	—	—	—	—

Total assets:	18,366,922	18,366,922		—

Liabilities:
Other financial instruments*:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$18,366,922	$18,366,922	$—	$—

*	Other financial instruments are derivative instruments such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by any of the Series as of October 31, 2009 or October 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the underlying series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes

33

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2010, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to betaken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2008 through October 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the underlying series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of

34

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2020, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the underlying series. For the year ended October 31, 2010, the Advisor reimbursed expenses of $115,103 for Target Income Series, $126,761 for Target 2010 Series, $118,103 for Target 2020 Series, $120,629 for Target 2030 Series, $125,395 for Target 2040 Series and $135,174 for Target 2050 Series, which is included as a reduction of expenses on the Statements of Operations. For the year ended October 31, 2010, the Advisor voluntarily waived additional fees of $758 for each Series, which is also included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K, Class R and Class C shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares, 0.50% of average daily net assets attributable to Class R shares, and 1.00% of average daily net assets attributable to Class C shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly. During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense.

For fund accounting services through November 7, 2009, the Fund paid the Advisor an annual fee of $19,000 for each Target Series. For transfer agency services through November 7, 2009, the Fund pays the Advisor an annual fee of $12,000 per class for each Target Series. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services, Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the fee rates for these Series are as follows: An annual fee related to Fund Accounting and administration of 0.025% of the average daily net assets with an annual base fee of $40,500 per Series. Transfer Agent Fees are charged to the Fund on a per account basis. Additionally, certain cusip-based and out-of-pocket expenses are charged.

Effective July 1, 2010, PNCGIS, which serves as the Series’ sub-accountant services agent and sub-transfer agent, was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

35

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2010, purchases and sales of underlying series were as follows:

Series	Purchases	Sales
Target Income Series	$6,155,927	$4,066,511
Target 2010 Series	$17,492,905	$3,353,271
Target 2020 Series	$54,610,845	$13,091,092
Target 2030 Series	$53,542,597	$8,447,830
Target 2040 Series	$35,131,282	$1,653,275
Target 2050 Series	$15,531,178	$315,791

5.	INVESTMENTS IN AFFILIATED ISSUERS

A summary of the Funds’ transactions in the shares of affiliated issuers during the year ended October 31, 2010 is set forth below:

Target Income Series	Value at 10/31/09	Purchase Cost	Sales Proceeds	Value at 10/31/10	Shares Held at 10/31/10	Dividend Income 10/31/09 through 10/31/10	Net Realized Gain 10/31/09 through 10/31/10
Manning & Napier Pro-Blend® Conservative Term Series - Class I	$42,581,647	$6,155,927	$4,066,511	$48,747,964	4,419,580	$961,051	$511,837

	$42,581,647	$6,155,927	$4,066,511	$48,747,964	4,419,580	$961,051	$511,837

Target 2010 Series	Value at 10/31/09	Purchase Cost	Sales Proceeds	Value at 10/31/10	Shares Held at 10/31/10	Dividend Income 10/31/09 through 10/31/10	Net Realized Gain 10/31/09 through 10/31/10
Manning & Napier Pro-Blend® Moderate Term Series - Class I	$18,015,627	$17,492,905	$3,353,271	$35,284,308	3,328,708	$453,756	$674,697

	$18,015,627	$17,492,905	$3,353,271	$35,284,308	3,328,708	$453,756	$674,697

Target 2020 Series	Value at 10/31/09	Purchase Cost	Sales Proceeds	Value at 10/31/10	Shares Held at 10/31/10	Dividend Income 10/31/09 through 10/31/10	Net Realized Gain 10/31/09 through 10/31/10
Manning & Napier Pro-Blend® Extended Term Series - Class I	$34,718,093	$38,261,934	$12,260,597	$67,490,359	6,578,008	$1,048,839	$2,849,424
Manning & Napier Pro-Blend® Moderate Term Series - Class I	—	16,348,911	830,495	16,670,719	1,572,709	92,911	13,486

	$34,718,093	$54,610,845	$13,091,092	$84,161,078	8,150,717	$1,141,750	$2,862,910

36

Notes to Financial Statements

5.	INVESTMENTS IN AFFILIATED ISSUERS (continued)

Target 2030 Series	Value at 10/31/09	Purchase Cost	Sales Proceeds	Value at 10/31/10	Shares Held at 10/31/10	Dividend Income 10/31/09 through 10/31/10	Net Realized Gain 10/31/09 through 10/31/10
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$13,347,235	$20,249,738	$5,532,616	$31,260,145	3,088,947	$198,020	$1,708,471
Manning & Napier Pro-Blend® Extended Term Series - Class I	12,940,055	33,292,859	2,915,214	47,333,581	4,613,410	503,642	661,051

	$26,287,290	$53,542,597	$8,447,830	$78,593,726	7,702,357	$701,662	$2,369,522

Target 2040 Series	Value at 10/31/09	Purchase Cost	Sales Proceeds	Value at 10/31/10	Shares Held at 10/31/10	Dividend Income 10/31/09 through 10/31/10	Net Realized Gain 10/31/09 through 10/31/10
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$14,250,754	$35,131,282	$1,653,275	$52,547,985	5,192,489	$296,507	$513,686

	$14,250,754	$35,131,282	$1,653,275	$52,547,985	5,192,489	$296,507	$513,686

Target 2050 Series	Value at 10/31/09	Purchase Cost	Sales Proceeds	Value at 10/31/10	Shares Held at 10/31/10	Dividend Income 10/31/09 through 10/31/10	Net Realized Gain 10/31/09 through 10/31/10
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$1,825,785	$15,531,178	$315,791	$18,366,922	1,814,913	$72,891	$36,638

	$1,825,785	$15,531,178	$315,791	$18,366,922	1,814,913	$72,891	$36,638

6.	CAPITAL STOCK TRANSACTIONS

Transactions in Class K, Class R, Class C and Class I shares:

Target Income Series:	For the Year Ended 10/31/10 Class K		For the Year Ended 10/31/09 Class K		For the Year Ended 10/31/10 Class R		For the Year Ended 10/31/09 Class R
Sold	448,219	$4,604,788	4,514,355	$41,239,891	32,298	$334,064	5,379		$54,154
Reinvested	93,872	953,592	201	1,841	107	1,091	—	*	2
Repurchased	(443,760)	(4,605,012)	(366,425)	(3,488,850)	(5,980)	(65,129)	(71)		(718)

Total	98,331	$953,368	4,148,131	$37,752,882	26,425	$270,026	5,308		$53,438

37

Notes to Financial Statements

6.	CAPITAL STOCK TRANSACTIONS (continued)

Target Income Series:	For the Year Ended 10/31/10 Class C		For the Year Ended 10/31/09 Class C		For the Year Ended 10/31/10 Class I		For the Year Ended 10/31/09 Class I
Sold	86,050	$881,565	38,623	$368,418	27,493	$284,781	10,821	$103,574
Reinvested	556	5,571	— *	2	499	5,082	6	53
Repurchased	(9,325)	(94,978)	(5,663)	(49,236)	(6,772)	(72,022)	(5,136)	(49,396)

Total	77,281	$792,158	32,960	$319,184	21,220	$217,841	5,691	$54,231

Target 2010 Series:	For the Year Ended 10/31/10 Class K		For the Year Ended 10/31/09 Class K		For the Year Ended 10/31/10 Class R		For the Year Ended 10/31/09 Class R
Sold	1,243,416	$12,287,574	1,742,272	$14,833,594	375,115	$3,683,609	29,844	$281,376
Reinvested	30,080	294,419	472	3,846	3,588	34,905	— *	2
Repurchased	(297,763)	(2,998,485)	(107,542)	(949,897)	(62,518)	(626,115)	(111)	(941)

Total	975,733	$9,583,508	1,635,202	$13,887,543	316,185	$3,092,399	29,733	$280,437

Target 2010 Series:	For the Year Ended 10/31/10 Class C		For the Year Ended 10/31/09 Class C		For the Year Ended 10/31/10 Class I		For the Year Ended 10/31/09 Class I
Sold	134,180	$1,323,150	143,296	$1,279,993	125,923	$1,266,774	51,725	$455,086
Reinvested	1,573	15,238	261	2,116	1,590	15,623	140	1,141
Repurchased	(77,293)	(756,993)	—	—	(39,049)	(394,126)	(3,155)	(27,973)

Total	58,460	$581,395	143,557	$1,282,109	88,464	$888,271	48,710	$428,254

Target 2020 Series:	For the Year Ended 10/31/10 Class K		For the Year Ended 10/31/09 Class K		For the Year Ended 10/31/10 Class R		For the Year Ended 10/31/09 Class R
Sold	3,428,623	$32,716,250	3,443,211	$28,020,075	1,271,570	$12,079,873	61,784	$554,710
Reinvested	75,864	715,478	1,274	9,533	11,223	105,035	— *	2
Repurchased	(537,212)	(5,209,739)	(158,310)	(1,363,931)	(149,951)	(1,441,758)	(51)	(379)

Total	2,967,275	$28,221,989	3,286,175	$26,665,677	1,132,842	$10,743,150	61,733	$554,333

Target 2020 Series:	For the Year Ended 10/31/10 Class C		For the Year Ended 10/31/09 Class C		For the Year Ended 10/31/10 Class I		For the Year Ended 10/31/09 Class I
Sold	154,981	$1,470,332	205,520	$1,694,895	205,330	$1,990,302	260,233	$2,131,142
Reinvested	4,034	37,601	727	5,417	5,874	55,517	913	6,847
Repurchased	(20,942)	(199,108)	(130)	(1,200)	(85,824)	(827,830)	(57,717)	(470,057)

Total	138,073	$1,308,825	206,117	$1,699,112	125,380	$1,217,989	203,429	$1,667,932

38

Notes to Financial Statements

6.	CAPITAL STOCK TRANSACTIONS (continued)

Target 2030 Series:	For the Year Ended 10/31/10 Class K		For the Year Ended 10/31/09 Class K		For the Year Ended 10/31/10 Class R		For the Year Ended 10/31/09 Class R
Sold	4,443,289	$41,866,032	2,794,177	$21,809,364	715,219	$6,782,144	37,951	$332,769
Reinvested	50,346	466,037	1	5	2,715	25,049	— *	2
Repurchased	(633,539)	(5,919,500)	(127,671)	(1,047,780)	(45,359)	(420,314)	(807)	(5,692)

Total	3,860,096	$36,412,569	2,666,507	$20,761,589	672,575	$6,386,879	37,144	$327,079

Target 2030 Series:	For the Year Ended 10/31/10 Class C		For the Year Ended 10/31/09 Class C		For the Year Ended 10/31/10 Class I		For the Year Ended 10/31/09 Class I
Sold	122,492	$1,143,648	118,501	$958,524	189,980	$1,812,436	199,628	$1,570,440
Reinvested	1,262	11,572	119	828	3,434	31,915	838	5,897
Repurchased	(19,514)	(180,906)	(797)	(7,212)	(54,152)	(524,884)	(54,262)	(410,564)

Total	104,240	$974,314	117,823	$952,140	139,262	$1,319,467	146,204	$1,165,773

Target 2040 Series:	For the Year Ended 10/31/10 Class K		For the Year Ended 10/31/09 Class K		For the Year Ended 10/31/10 Class R		For the Year Ended 10/31/09 Class R
Sold	2,916,361	$27,809,525	1,526,640	$11,952,261	853,099	$7,955,763	57,580	$486,565
Reinvested	16,658	155,303	118	797	3,551	32,952	1	2
Repurchased	(241,369)	(2,289,814)	(61,166)	(497,219)	(108,866)	(1,031,969)	(83)	(698)

Total	2,691,650	$25,675,014	1,465,592	$11,455,839	747,784	$6,956,746	57,498	$485,869

Target 2040 Series:	For the Year Ended 10/31/10 Class C		For the Year Ended 10/31/09 Class C		For the Year Ended 10/31/10 Class I		For the Year Ended 10/31/09 Class I
Sold	36,243	$341,034	50,606	$434,520	84,367	$801,764	49,478	$378,200
Reinvested	278	2,566	1	2	913	8,537	186	1,266
Repurchased	(123)	(1,158)	—	—	(29,792)	(289,459)	(4,920)	(37,513)

Total	36,398	$342,442	50,607	$434,522	55,488	$520,842	44,744	$341,953

Target 2050 Series:	For the Year Ended 10/31/10 Class K		For the Year Ended 10/31/09 Class K		For the Year Ended 10/31/10 Class R		For the Year Ended 10/31/09 Class R
Sold	1,409,255	$13,529,763	138,367	$1,163,926	167,914	$1,555,085	68,090	$614,158
Reinvested	3,364	31,422	— *	2	1,003	9,326	— *	2
Repurchased	(39,869)	(375,994)	(20,070)	(155,126)	(25,066)	(232,676)	(1)	(4)

Total	1,372,750	$13,185,191	118,297	$1,008,802	143,851	$1,331,735	68,089	$614,156

39

Notes to Financial Statements

6.	CAPITAL STOCK TRANSACTIONS (continued)

Target 2050 Series:	For the Year Ended 10/31/10 Class C		For the Year Ended 10/31/09 Class C			For the Year Ended 10/31/10 Class I		For the Year Ended 10/31/09 Class I
Sold	77,153	$722,745	11,569		$90,462	10,214	$94,790	7,680	$58,108
Reinvested	123	1,139	—	*	2	152	1,421	113	760
Repurchased	(4,884)	(45,731)	(308)		(2,800)	(6,646)	(62,642)	(1,324)	(10,367)

Total	72,392	$678,153	11,261		$87,664	3,720	$33,569	6,469	$48,501

*	Less than 1 share

At October 31, 2010, one omnibus account owned the following in Target Income Series and Target 2050 Series and two omnibus accounts owned the following in Target 2010 Series, Target 2020 Series, Target 2030 Series and Target 2040 Series:

Series	Shares Owned	Percentage of Series Shares Outstanding	Value
Target Income Series	3,927,300	88.6%	$43,278,850
Target 2010 Series	2,414,083	72.8%	25,685,847
Target 2020 Series	5,691,588	69.8%	58,737,190
Target 2030 Series	6,017,999	77.7%	61,022,514
Target 2040 Series	3,846,648	74.7%	39,235,811
Target 2050 Series	1,258,491	70.1%	12,861,777

Investment activities of these shareholders may have a material effect on the Series.

7.	FINANCIAL INSTRUMENTS

The underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The underlying Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

40

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions were as follows:

	Target Income Series	Target 2010 Series	Target 2020 Series	Target 2030 Series	Target 2040 Series	Target 2050 Series
Ordinary income (2010)	$969,933	$360,854	$913,781	$534,869	$199,683	$43,339
Ordinary income (2009)	$1,899	$7,105	$21,799	$6,732	$2,067	$766

At October 31, 2010, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

	Target Income Series	Target 2010 Series	Target 2020 Series	Target 2030 Series	Target 2040 Series	Target 2050 Series
Cost for federal income tax purposes	$41,112,768	$30,952,598	$75,392,907	$70,800,235	$46,797,947	$17,047,299
Unrealized appreciation	$7,637,335	$4,334,848	$8,776,558	$7,807,101	$5,753,127	$1,319,623
Unrealized depreciation	(2,139)	(3,138)	(8,387)	(13,610)	(3,089)	—

Net unrealized appreciation	$7,635,196	$4,331,710	$8,768,171	$7,793,491	$5,750,038	$1,319,623

Undistributed ordinary income	221,969	51,932	154,716	1,962,937	107,330	35,358
Undistributed long-term capital gains	384,441	664,338	2,798,127	490,331	424,720	5,963
Capital loss carryover	—	—	—	—	4,179	3,034

At October 31, 2010, Target 2040 Series and Target 2050 Series had capital loss carryovers of $4,179 and $3,034, respectively, which are subject to limitations under Section 382-384 of The Internal Revenue Code, and are available to the extent allowed by tax law to offset future net capital gains, if any, which will expire on October 31, 2017 for Target 2040 Series and October 31, 2017 for Target 2050 Series.

Target 2040 Series and Target 2050 Series utilized $7,173 and $675, respectively, in capital loss carryovers in the current year.

41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of – Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

New York, New York

December 21, 2010

42

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, each of the Series designates for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$163,623
Target 2010 Series	183,495
Target 2020 Series	655,424
Target 2030 Series	185,757
Target 2040 Series	198,647
Target 2050 Series	43,339

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	15.66%
Target 2010 Series	32.80%
Target 2020 Series	43.83%
Target 2030 Series	16.95%
Target 2040 Series	73.20%
Target 2050 Series	60.75%

43

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

44

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-present) HLTH Corp. (2000-present) Cheyne Capital International (2000-present) MPM Bio-equities (2000-present) GMP Companies (2000-present) HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010) Pioneering Technologies (2006-2009) Vensearch Capital Corp. (2003-2007)

45

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Beth Galusha
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.

Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

46

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

MNTGT-10/10-AR

DIVIDEND FOCUS SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The twelve months ending October 31, 2010 were characterized by well-defined swings in investor sentiment. Optimism fueled strong market returns during the fourth quarter of 2009 and through much of the first quarter of 2010, as positive economic releases led investors to believe in the potential for a robust U.S. recovery. However, more negative economic releases into May and June of 2010, coupled with sovereign debt concerns in Europe, led to a dramatic swing in sentiment during the second quarter, with stock markets suffering notable losses. While volatility remained during the third quarter of 2010, September was a particularly strong month, which helped push market indexes into positive territory on a calendar year-to-date basis.

Despite several ups and downs over the past year, the markets made choppy progress. For the twelve months ended October 2010, the Russell 3000 Index gained 18.34%, aided by the rally that began in September. Growth stocks generally exceeded value stocks, with the Russell 1000 Value Index earning 15.71% over the twelve months ending October 31, 2010, and the Russell 1000 Growth Index gaining 19.65%. The Dividend Focus Series also posted double-digit returns over the past year, although at 12.32% its results trail both the S&P 500 and the Russell 1000 Value Indices.

The Dividend Focus Series uses a quantitative investment approach to target companies that possess high dividends, high free cash flow, and a low risk of financial distress. With a quality bias, the Series seeks to provide competitive equity returns, as well as capital preservation during market downturns. Given this risk aversion, the Series has less than a 1% allocation to the Financial sector, which continues to suffer from regulatory uncertainty and macroeconomic challenges such as indebted consumers, persistently high unemployment, a fragile housing market, and continued loan losses. This near avoidance of financial companies aided performance relative to the benchmark over the past year, with the exception of during the market rally in early 2010.

As of October 2010, the Series had substantial exposure to the Consumer Staples and Health Care sectors, which contain quality companies with solid balance sheets and an established history of paying dividends. The higher allocation to Consumer Staples was a positive contributor to the Series’ relative performance for most of the last year, particularly in the first half of 2010. While this allocation slightly detracted from results relative to the benchmark over the third quarter, specific selections in the Consumer Staples sector benefited relative performance during that time. Meanwhile, the Dividend Focus Series also had an overweight to the Energy Sector, although individual holdings in this sector hurt results relative to the benchmark throughout much of the past year.

While the markets were volatile over the past twelve months, the outlook for the U.S. economy did not change materially over the past year. Despite swings in positive and negative sentiment, Manning & Napier continues to see a slow growth environment as the economy works through extensive consumer and government debt levels. In this macroeconomic reality of slow growth, a focus on quality companies remains important for identifying investment opportunities.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2010 (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Dividend Focus Series[2]	12.32%	14.20%
Russell 1000® Value Index[3]	15.71%	12.42%
Standard & Poor’s (S&P) 500 Total Return Index[3]	16.53%	15.48%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dividend Focus Series from its inception1 (November 7, 2008) to present (October 31, 2010) to the Russell 1000® Value Index and the S&P 500 Total Return Index.

[1]	Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ inception date.
[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this annualized net expense ratio was 0.60%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 5.61% for the year ended October 31, 2010.

[3]

The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10
Actual	$1,000.00	$1,021.00	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2010 (unaudited)

4

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 97.5%

Consumer Discretionary - 7.4%
Distributors - 0.2%
Genuine Parts Co.	114	$5,456

Hotels, Restaurants & Leisure - 2.8%
Darden Restaurants, Inc.	57	2,605
McDonald’s Corp.	792	61,594
Yum! Brands, Inc.	194	9,615

		73,814

Household Durables - 0.4%
Garmin Ltd.	87	2,857
Leggett & Platt, Inc.	109	2,222
Tupperware Brands Corp.	22	986
Whirlpool Corp.	39	2,957

		9,022

Leisure Equipment & Products - 0.3%
Hasbro, Inc.	54	2,497
Mattel, Inc.	263	6,136

		8,633

Media - 1.6%
The McGraw-Hill Companies, Inc.	241	9,074
Omnicom Group, Inc.	135	5,935
Pearson plc - ADR (United Kingdom)	444	6,838
Thomson Reuters Corp.	538	20,578

		42,425

Specialty Retail - 1.9%
The Home Depot, Inc.	1,257	38,816
Limited Brands, Inc.	242	7,112
The Sherwin-Williams Co.	42	3,065

		48,993

Textiles, Apparel & Luxury Goods - 0.2%
VF Corp.	76	6,326

Total Consumer Discretionary		194,669

Consumer Staples - 26.2%
Beverages - 9.2%
Brown-Forman Corp. - Class B	58	3,527
The Coca-Cola Co.	1,799	110,314
Diageo plc - ADR (United Kingdom)	444	32,856
Embotelladora Andina S.A. - ADR - Class B (Chile)	53	1,552
Molson Coors Brewing Co. - Class B	82	3,873

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
PepsiCo, Inc.	1,403	$91,616

		243,738

Food & Staples Retailing - 3.3%
Delhaize Group S.A. - ADR (Belgium)	39	2,748
SYSCO Corp.	433	12,756
Wal-Mart Stores, Inc.	1,329	71,992

		87,496

Food Products - 4.5%
Archer-Daniels-Midland Co.	270	8,996
Campbell Soup Co.	253	9,171
General Mills, Inc.	457	17,156
H.J. Heinz Co.	241	11,836
The Hershey Co.	166	8,215
Hormel Foods Corp.	58	2,663
The J.M. Smucker Co.	70	4,500
Kellogg Co.	278	13,972
Kraft Foods, Inc. - Class A	954	30,786
McCormick & Co., Inc. - NVS	85	3,759
Sara Lee Corp.	518	7,423

		118,477

Household Products - 4.4%
Colgate-Palmolive Co.	202	15,578
Kimberly-Clark Corp.	318	20,142
The Procter & Gamble Co.	1,290	82,006

		117,726

Personal Products - 0.3%
Avon Products, Inc.	228	6,942

Tobacco - 4.5%
Altria Group, Inc.	1,534	38,994
Lorillard, Inc.	87	7,425
Philip Morris International, Inc.	1,105	64,643
Reynolds American, Inc.	117	7,593

		118,655

Total Consumer Staples		693,034

Energy - 15.8%
Energy Equipment & Services - 0.5%
Tenaris S.A. - ADR (Luxembourg)	335	13,879

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 15.3%
Chevron Corp.	1,278	$105,576
ConocoPhillips	1,080	64,152
Exxon Mobil Corp.	1,077	71,588
Repsol YPF S.A. - ADR (Spain)	851	23,564
Sasol Ltd. - ADR (South Africa)	347	15,702
Statoil ASA - ADR (Norway)	1,322	28,859
Total S.A. - ADR (France)	1,719	93,651

		403,092

Total Energy		416,971

Financials - 0.7%
Capital Markets - 0.2%
Eaton Vance Corp.	47	1,352
Federated Investors, Inc. - Class B	75	1,869
Waddell & Reed Financial, Inc. - Class A	46	1,337

		4,558

Insurance - 0.4%
Marsh & McLennan Companies, Inc.	389	9,717

Real Estate Investment Trusts (REITS) - 0.1%
Plum Creek Timber Co., Inc.	103	3,794

Total Financials		18,069

Health Care - 21.8%
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	274	13,947
Becton, Dickinson and Co.	102	7,703
Teleflex, Inc.	14	780

		22,430

Health Care Providers & Services - 0.3%
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	127	8,082

Life Sciences Tools & Services - 0.0%**
Pharmaceutical Product Development, Inc.	45	1,161

Pharmaceuticals - 20.6%
Abbott Laboratories	1,104	56,657
AstraZeneca plc - ADR (United Kingdom)	1,099	55,456
Bristol-Myers Squibb Co.	1,331	35,804
Eli Lilly & Co.	868	30,554
GlaxoSmithKline plc - ADR (United Kingdom)	2,192	85,576
Johnson & Johnson	1,617	102,954
Merck & Co., Inc.	2,157	78,256
Pfizer, Inc.	5,585	97,179

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. - ADR (Canada)	79	$2,181

		544,617

Total Health Care		576,290

Industrials - 10.5%
Aerospace & Defense - 3.6%
Elbit Systems Ltd. - ADR (Israel)	15	812
General Dynamics Corp.	164	11,171
Honeywell International, Inc.	418	19,692
ITT Corp.	74	3,492
Lockheed Martin Corp.	161	11,478
Northrop Grumman Corp.	177	11,188
Raytheon Co.	159	7,327
United Technologies Corp.	397	29,684

		94,844

Building Products - 0.1%
Masco Corp.	249	2,654

Commercial Services & Supplies - 0.8%
Avery Dennison Corp.	76	2,763
Pitney Bowes, Inc.	154	3,379
RR Donnelley & Sons Co.	152	2,804
Waste Management, Inc.	361	12,895

		21,841

Electrical Equipment - 2.2%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	991	20,504
Cooper Industries plc - Class A (Ireland)	119	6,238
Emerson Electric Co.	554	30,414
Hubbell, Inc. - Class B	38	2,053

		59,209

Industrial Conglomerates - 2.7%
3M Co.	516	43,458
Koninklijke Philips Electronics N.V. - NY Shares (Netherlands)	569	17,326
Tyco International Ltd. (Switzerland)	246	9,417

		70,201

Machinery - 1.0%
Dover Corp.	103	5,469
Illinois Tool Works, Inc.	389	17,778
Pentair, Inc.	59	1,931

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Snap-On, Inc.	36	$1,836

		27,014

Professional Services - 0.1%
Dun & Bradstreet Corp.	18	1,339

Total Industrials		277,102

Information Technology - 8.1%
Communications Equipment - 1.3%
Harris Corp.	51	2,305
Nokia Corp. - ADR (Finland)	1,710	18,263
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	1,284	14,111

		34,679

IT Services - 1.0%
Automatic Data Processing, Inc.	376	16,702
Broadridge Financial Solutions, Inc.	55	1,210
Paychex, Inc.	274	7,590

		25,502

Semiconductors & Semiconductor Equipment - 5.8%
Intel Corp.	4,469	89,693
Linear Technology Corp.	162	5,221
National Semiconductor Corp.	103	1,411
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	3,807	41,534
Texas Instruments, Inc.	533	15,761

		153,620

Software - 0.0%**
Konami Corp. - ADR (Japan)	58	1,013

Total Information Technology		214,814

Materials - 2.4%
Chemicals - 1.8%
E.I. du Pont de Nemours & Co.	673	31,819
International Flavors & Fragrances, Inc.	49	2,458
PPG Industries, Inc.	120	9,204
RPM International, Inc.	66	1,367
Valspar Corp.	39	1,252

		46,100

Construction Materials - 0.2%
CRH plc - ADR (Ireland)	354	6,255

Containers & Packaging - 0.3%
Bemis Co., Inc.	80	2,541

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Containers & Packaging (continued)
Greif, Inc. - Class A	21	$1,234
Packaging Corp. of America	41	1,002
Sealed Air Corp.	67	1,551
Sonoco Products Co.	69	2,311

		8,639

Metals & Mining - 0.0%**
Compass Minerals International, Inc.	12	946

Paper & Forest Products - 0.1%
MeadWestvaco Corp.	67	1,724

Total Materials		63,664

Telecommunication Services - 2.9%
Diversified Telecommunication Services - 0.9%
Chunghwa Telecom Co. Ltd. - ADR (Taiwan)	529	12,379
Magyar Telekom Telecommunications plc - ADR (Hungary)	154	2,190
Telecom Corp. of New Zealand Ltd. - ADR (New Zealand)	280	2,189
Telefonos de Mexico S.A.B. de C.V. (Telmex) - ADR - Class L (Mexico)	498	7,709

		24,467

Wireless Telecommunication Services - 2.0%
Cellcom Israel Ltd. (Israel)	56	1,892
NTT DoCoMo, Inc. - ADR (Japan)	1,870	31,584
Partner Communications Co. Ltd. - ADR (Israel)	115	2,338
Philippine Long Distance Telephone Co. - ADR (Philippines)	110	6,835
Rogers Communications, Inc. - Class B (Canada)	250	9,113

		51,762

Total Telecommunication Services		76,229

Utilities - 1.7%
Electric Utilities - 0.9%
Companhia Energetica de Minas Gerais (CEMIG) - ADR (Brazil)	208	3,711
DPL, Inc.	63	1,644
Enersis S.A. - ADR (Chile)	275	6,273
Exelon Corp.	271	11,062

		22,690

Gas Utilities - 0.1%
UGI Corp.	43	1,294

Independent Power Producers & Energy Traders - 0.2%
Empresa Nacional de Electricidad S.A. - ADR (Chile)	115	6,136

Multi-Utilities - 0.4%
Public Service Enterprise Group, Inc.	362	11,711

The accompanying notes are an integral part of the financial statements.	10

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Water Utilities - 0.1%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) - ADR (Brazil)	79	$3,631

Total Utilities		45,462

TOTAL COMMON STOCKS (Identified Cost $2,387,127)		2,576,304

SHORT-TERM INVESTMENTS - 2.3%

Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.16% (Identified Cost $62,126)	62,126	62,126

TOTAL INVESTMENTS - 99.8% (Identified Cost $2,449,253)		2,638,430
OTHER ASSETS, LESS LIABILITIES - 0.2%		4,734

NET ASSETS - 100%		$2,643,164

ADR - American Depository Receipt

NVS - Non-Voting Shares

*	Non-income producing security
**	Less than 0.1%
[1]	Rate shown is the current yield as of October 31, 2010.

11	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2010

ASSETS:

Investments, at value (identified cost $2,449,253) (Note 2)	$2,638,430
Receivable from investment advisor (Note 3)	40,624
Dividends receivable	4,194
Receivable for fund shares sold	1,016
Foreign tax reclaims receivable	561

TOTAL ASSETS	2,684,825

LIABILITIES:

Accrued fund accounting and administration (Note 3)	6,484
Accrued transfer agent fees (Note 3)	925
Accrued directors’ fees (Note 3)	321
Accrued Chief Compliance Officer service fees (Note 3)	219
Audit fees payable	29,656
Other payables and accrued expenses	4,056

TOTAL LIABILITIES	41,661

TOTAL NET ASSETS	$2,643,164

NET ASSETS CONSIST OF:

Capital stock	$2,130
Additional paid-in-capital	2,172,539
Undistributed net investment income	16,249
Accumulated net realized gain on investments	263,069
Net unrealized appreciation on investments	189,177

TOTAL NET ASSETS	$2,643,164

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($2,643,164/213,010 shares)	$12.41

The accompanying notes are an integral part of the financial statements.	12

Statement of Operations

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $2,857)	$80,489

EXPENSES:

Fund accounting and administration fees (Note 3)	31,138
Management fees (Note 3)	10,076
Directors’ fees (Note 3)	10,001
Transfer agent fees (Note 3)	3,388
Chief Compliance Officer service fees (Note 3)	2,695
Audit fees	29,830
Registration and filing fees	17,286
Custodian fees	8,300
Printing fees	7,571
Legal fees	3,628
Postage fees	1,135
Miscellaneous	637

Total Expenses	125,685
Less reduction of expenses (Note 3)	(112,250)

Net Expenses	13,435

NET INVESTMENT INCOME	67,054

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	276,470
Net change in unrealized appreciation (depreciation) on investments	(72,060)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	204,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$271,464

13	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 10/31/10	For the Period 11/7/08[1] to 10/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$67,054	$36,381
Net realized gain (loss) on investments	276,470	(12,704)
Net change in unrealized appreciation (depreciation) on investments	(72,060)	261,237

Net increase from operations	271,464	284,914

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(65,478)	(21,640)
From net realized gain on investments	(765)	—

Total distributions to shareholders	(66,243)	(21,640)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	393,548	1,781,121

Net increase in net assets	598,769	2,044,395

NET ASSETS:

Beginning of period	2,044,395	—

End of period (including undistributed net investment income of $16,249 and $14,733, respectively)	$2,643,164	$2,044,395

[1]	Commencement of operations.

The accompanying notes are an integral part of the financial statements.	14

Financial Highlights

	For the Year Ended 10/31/10	For the Period 11/7/08[1] to 10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.38	$10.00

Income from investment operations:
Net investment income[2]	0.36	0.34
Net realized and unrealized gain on investments	1.02	1.22

Total from investment operations	1.38	1.56

Less distributions to shareholders:
From net investment income	(0.35)	(0.18)
From net realized gain on investments	— [3]	—

Total distributions to shareholders	(0.35)	(0.18)

Net asset value - End of period	$12.41	$11.38

Net assets - End of period (000’s omitted)	$2,643	$2,044

Total return[4]	12.32%	15.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.60%	0.60%[5]
Net investment income	2.99%	3.33%[5]
Portfolio turnover	73%	28%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	5.01%	6.21%[5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Less than $0.01 per share.
[4]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

[5]	Annualized.

15	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Dividend Focus Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns through a passive quantitative investment approach.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Dividend Focus Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$2,576,304	$2,576,304	$—	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	62,126	62,126	—	—
Other financial instruments**:	—	—	—	—

Total assets:	2,638,430	2,638,430	—	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$2,638,430	$2,638,430	$—	$—

*	Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**

Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of October 31, 2009 or October 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2009 and the year ended October 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.60% of average daily net assets each year. Accordingly, the Advisor waived fees of $111,492 for the year ended October 31, 2010, which is included as a reduction of expenses on the Statement of Operations. The Advisor voluntarily waived additional fees of $758 for the year ended October 31, 2010, which is also included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in the prior period.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee related to Fund Accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally,

19

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

certain transaction-, cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS, which serves as the Series’ sub-accountant services agent and sub-transfer agent, was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,983,044 and $1,581,190, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Dividend Focus Series were:

	For the Year Ended 10/31/10		For the period 11/7/08 (commencement of operations) to 10/31/09
	Shares	Amount	Shares	Amount
Sold	133,419	$1,584,314	205,149	$2,029,521
Reinvested	5,230	62,470	2,031	21,640
Repurchased	(105,342)	(1,253,236)	(27,477)	(270,040)

Total	33,307	$393,548	179,703	$1,781,121

At October 31, 2010, one shareholder owned 22,616 shares of the Series (10.6% of shares outstanding) valued at $280,670. In addition, the Advisor owned 52,407 shares (24.6% of shares outstanding) valued at $650,371 and the retirement plan of the Advisor and its affiliates owned 55,316 shares of the Series (26.0% of shares outstanding) valued at $686,477. Investment activities of these shareholders may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2010.

20

Notes to Financial Statements

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses including losses deferred due to wash sales and investments in Real Estate Investment Trusts and Royalty Trusts. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/10	For the Period 11/7/08 (commencement of operations) to 10/31/09
Ordinary income	$66,177	$21,640
Long-term capital gains	66	—

At October 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes		$2,466,410
Unrealized appreciation		$209,413
Unrealized depreciation		(37,393)

Net unrealized appreciation		$172,020

Undistributed ordinary income		96,258
Undistributed long-term capital gains		200,217

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dividend Focus Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dividend Focus Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 7, 2008 (commencement of operations) through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

December 21, 2010

22

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $43,737 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 44.20%.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

25

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc.

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.

Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNDIV-10/10-SAR

OVERSEAS SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The twelve months ending October 31, 2010 were characterized by well-defined swings in investor sentiment. Optimism fueled strong market returns during the fourth quarter of 2009 and through much of the first quarter of 2010, as positive economic releases led investors to believe in the potential for a robust global recovery. Amid concerns about sovereign debt problems in Europe, sentiment shifted dramatically during the second quarter, with stock markets suffering notable losses. While volatility remained during the third quarter of 2010, September was a particularly strong month, which helped push market indexes into positive territory on a calendar year-to-date basis.

Despite several ups and downs over the past year, the international markets made choppy progress. After climbing the last two months, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. (ACWI x US) was up 12.62% the past year through October.

The Overseas Series was also up considerably over the twelve months ending October 31, 2010, with a return of 12.68%, similar to its benchmark. Furthermore, the Series continues to provide competitive absolute and relative results over the current international stock market cycle, which includes both a bull and a bear market. Over this current cycle, the Overseas Series has earned an annualized return of 13.82% compared to the 13.52% return of the MSCI ACWIxUS.

Throughout the last twelve months, the Series had a relative overweight as compared to the benchmark in the Information Technology and Health Care sectors, as our analysts found quality companies with attractive long-term growth potential in these areas. This higher allocation had a varied impact on the Series’ performance over the past year, yet specific stock selections within the Information Technology and Health Care sectors contributed to positive relative returns more recently during the third quarter. Meanwhile, the Overseas Series had a low exposure to Financials relative to the benchmark because regulatory uncertainty and macroeconomic challenges, such as persistently high unemployment and continued loan losses, prevented many financial services companies from meeting the requirements of our investment strategies. Overall, this underweight to Financials aided returns relative to the benchmark during the past year, although this allocation decision hurt relative performance during the third quarter of 2010.

Looking at the world from a country viewpoint, equity selections in Developed Europe detracted from relative performance in the fourth quarter 2009 but significantly aided results relative to the benchmark for the rest of the past year. Specifically, holdings in countries such as Germany and the United Kingdom had a positive impact on the Series’ return compared to the benchmark. While the Overseas Series had a low allocation to Emerging Markets relative to the benchmark, investments in certain countries such as Brazil helped results. In contrast, specific stock decisions in Developed Asia hurt relative performance over the past year. In regards to country allocations, the Overseas Series had an overweight in France, Germany, Ireland, and the Netherlands, while the Series maintained an underweight in Japan.

While the markets were volatile over the past twelve months, the outlook for the developed world did not change materially over the past year. Despite swings in positive and negative sentiment, Manning & Napier continues to see a slow growth environment as developed economies work through extensive consumer and government debt levels. In contrast, emerging markets such as Brazil, China, and India have been experiencing more rapid rebounds. This divergence between fast-growing emerging markets and slow-growth developed markets will likely be apparent for some time. In such an environment, Manning & Napier is focused on company-specific opportunities that can prosper. We are seeking leading companies that can grow and gain market share despite a sluggish economy, particularly multinational businesses that may benefit from exposure to faster-growing foreign markets. Using our active stock selection strategies, we are also seeking opportunities in certain cyclical industries that have a tight relationship between supply and demand.

As 2010 comes to an end, economic momentum has begun to slow. With widespread challenges such as elevated unemployment levels and high government debt burdens, the growth prospects for the developed world remain a concern. In this macroeconomic reality of slow growth, a focus on company and industry fundamentals remains important for

1

Management Discussion and Analysis (unaudited)

identifying quality investment opportunities. Through our disciplined investment strategies, Manning & Napier continues to pursue specific areas of the market that are presenting opportunities, particularly winning companies that have favorable growth prospects. Such an active and flexible approach has been at the core of our investment process since Manning & Napier’s inception 40 years ago.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of October 31, 2010 (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Overseas Series[2,3]	12.68%	7.75%	8.30%	10.13%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[4]	12.62%	5.74%	5.02%	6.76%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2010 to the MSCI All Country World Index ex U.S.

[1]

Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 3 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for the year ended October 31, 2010.

[3]

For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

[4]

The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Collective (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period
(May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10
Actual	$1,000.00	$1,030.60	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of October 31, 2010 (unaudited)

5

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 92.1%

Consumer Discretionary - 12.7%
Automobiles - 2.3%
Bayerische Motoren Werke AG (BMW) (Germany)[1]	226,390	$16,225,921
Suzuki Motor Corp. (Japan)[1]	200,800	4,900,846

		21,126,767

Hotels, Restaurants & Leisure - 0.3%
Club Mediterranee S.A. (France)*,1	143,168	2,802,784

Leisure Equipment & Products - 0.4%
Sankyo Co. Ltd. (Japan)[1]	66,200	3,527,066

Media - 7.4%
Grupo Televisa S.A. - ADR (Mexico)	433,020	9,721,299
Liberty Global, Inc. - Class A (United States)*	270,020	10,204,056
Mediaset S.p.A. (Italy)[1]	679,270	5,015,189
Reed Elsevier plc (United Kingdom)[1]	1,111,370	9,534,868
Societe Television Francaise 1 (France)[1]	1,402,540	22,987,796
Virgin Media, Inc. (United Kingdom)	401,510	10,210,399

		67,673,607

Multiline Retail - 1.4%
Marks & Spencer Group plc (United Kingdom)[1]	1,852,970	12,699,109

Textiles, Apparel & Luxury Goods - 0.9%
Adidas AG (Germany)[1]	131,530	8,566,837

Total Consumer Discretionary		116,396,170

Consumer Staples - 14.0%
Beverages - 3.0%
Anheuser-Busch InBev N.V. (Belgium)[1]	150,950	9,480,253
Heineken N.V. (Netherlands)[1]	363,620	18,459,276

		27,939,529

Food & Staples Retailing - 5.3%
Carrefour S.A. (France)[1]	437,000	23,660,750
Tesco plc (United Kingdom)[1]	3,582,880	24,520,004

		48,180,754

Food Products - 4.9%
Danone S.A. (France)[1]	226,250	14,345,528
Nestle S.A. (Switzerland)[1]	357,620	19,588,455
Unilever plc - ADR (United Kingdom)	392,720	11,396,734

		45,330,717

Personal Products - 0.8%
Beiersdorf AG (Germany)[1]	105,970	6,904,001

Total Consumer Staples		128,355,001

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy - 10.7%
Energy Equipment & Services - 7.2%
Calfrac Well Services Ltd. (Canada)	394,050	$9,906,306
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*,1	858,270	20,048,174
Schlumberger Ltd. (United States)	318,790	22,280,233
Trican Well Service Ltd. (Canada)	791,200	13,715,478

		65,950,191

Oil, Gas & Consumable Fuels - 3.5%
Cameco Corp. (Canada)	406,910	12,597,934
Talisman Energy, Inc. (Canada)	1,073,100	19,454,475

		32,052,409

Total Energy		98,002,600

Financials - 7.3%
Commercial Banks - 2.0%
Banco Santander S.A. (Spain)[1]	717,540	9,210,062
HSBC Holdings plc (United Kingdom)[1]	922,470	9,600,791

		18,810,853

Diversified Financial Services - 2.4%
Deutsche Boerse AG (Germany)[1]	265,060	18,646,651
Financiere Marc de Lacharriere S.A. (Fimalac) (France)[1]	74,940	3,225,108

		21,871,759

Insurance - 2.9%
Allianz SE (Germany)[1]	135,040	16,910,761
Willis Group Holdings plc (United Kingdom)	304,360	9,678,648

		26,589,409

Total Financials		67,272,021

Health Care - 11.8%
Health Care Equipment & Supplies - 4.2%
Cochlear Ltd. (Australia)[1]	136,630	9,517,803
Covidien plc (Ireland)	365,760	14,582,851
Mindray Medical International Ltd. - ADR (China)	166,530	4,826,039
Straumann Holding AG (Switzerland)[1]	47,010	9,841,555

		38,768,248

Health Care Providers & Services - 3.8%
BML, Inc. (Japan)[1]	112,800	2,807,090
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	5,057,600	5,818,007
Sonic Healthcare Ltd. (Australia)[1]	2,445,720	26,093,491

		34,718,588

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 3.0%
Lonza Group AG (Switzerland)[1]	319,230	$27,946,261

Pharmaceuticals - 0.8%
Santen Pharmaceutical Co. Ltd. (Japan)[1]	203,600	7,015,900

Total Health Care		108,448,997

Industrials - 14.1%
Aerospace & Defense - 1.0%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	339,160	9,784,766

Air Freight & Logistics - 3.1%
TNT N.V. (Netherlands)[1]	1,064,390	28,306,573

Airlines - 2.1%
Ryanair Holdings plc - ADR (Ireland)	588,640	19,207,323

Electrical Equipment - 2.3%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	754,060	15,601,501
Nexans S.A. (France)[1]	76,450	5,452,927

		21,054,428

Industrial Conglomerates - 1.5%
Siemens AG (Germany)[1]	122,820	14,015,659

Professional Services - 3.0%
Adecco S.A. (Switzerland)[1]	248,730	13,916,885
Randstad Holding N.V. (Netherlands)*,1	279,980	13,337,913

		27,254,798

Road & Rail - 1.1%
All America Latina Logistica S.A. (Brazil)	629,430	5,952,617
Canadian National Railway Co. (Canada)	59,360	3,845,341

		9,797,958

Total Industrials		129,421,505

Information Technology - 16.1%
Communications Equipment - 1.3%
Alcatel-Lucent - ADR (France)*	3,549,620	12,317,181

Internet Software & Services - 0.6%
VistaPrint N.V. (Netherlands)*	125,120	5,263,799

IT Services - 6.9%
Accenture plc - Class A (Ireland)	211,200	9,442,752
Amdocs Ltd. (Guernsey)*	1,283,490	39,377,473
Cielo S.A. (Brazil)	874,530	7,535,061
Redecard S.A. (Brazil)	536,590	6,939,725

		63,295,011

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - October 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment - 4.7%
Advantest Corp. (Japan)[1]	922,200	$17,515,827
Sumco Corp. (Japan)*,1	722,860	11,178,080
Tokyo Electron Ltd. (Japan)[1]	168,400	9,501,694
Yingli Green Energy Holding Co. Ltd. - ADR (China)*	413,690	4,823,625

		43,019,226

Software - 2.6%
Misys plc (United Kingdom)*,1	1,618,520	7,287,348
SAP AG - ADR (Germany)	136,020	7,036,315
Square Enix Holdings Co. Ltd. (Japan)[1]	452,600	9,452,684

		23,776,347

Total Information Technology		147,671,564

Materials - 3.9%
Chemicals - 1.7%
Johnson Matthey plc (United Kingdom)[1]	284,920	8,737,624
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	134,700	6,811,241

		15,548,865

Construction Materials - 2.1%
CRH plc (Ireland)[1]	1,114,000	19,223,001

Paper & Forest Products - 0.1%
Norbord, Inc. (Canada)*	111,782	1,275,755

Total Materials		36,047,621

Telecommunication Services - 1.5%
Wireless Telecommunication Services - 1.5%
SK Telecom Co. Ltd. - ADR (South Korea)	781,540	14,403,782

TOTAL COMMON STOCKS (Identified Cost $783,734,220)		846,019,261

PREFERRED STOCKS - 0.9%

Consumer Staples - 0.9%
Household Products - 0.9%
Henkel AG & Co. KGaA (Germany)[1] (Identified Cost $4,649,810)	133,570	7,878,601

SHORT-TERM INVESTMENTS - 6.3%

Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.16% (Identified Cost $57,898,959)	57,898,959	57,898,959

The accompanying notes are an integral part of the financial statements.

9

Investment Portfolio - October 31, 2010

Value (Note 2)

TOTAL INVESTMENTS - 99.3% (Identified Cost $846,282,989)	$911,796,821
OTHER ASSETS, LESS LIABILITIES - 0.7%	6,475,668

NET ASSETS - 100%	$918,272,489

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
[1]	International Fair Value factor from pricing service was applied.
[2]	Rate shown is the current yield as of October 31, 2010.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

France - 11.4%; United Kingdom - 11.3%; Germany - 10.5%.

The accompanying notes are an integral part of the financial statements.

10

Statement of Assets & Liabilities

October 31, 2010

ASSETS:

Investments, at value (identified cost $846,282,989) (Note 2)	$911,796,821
Cash	18,173,402
Receivable for fund shares sold	9,922,416
Dividends receivable	1,127,322
Foreign tax reclaims receivable	1,011,535

TOTAL ASSETS	942,031,496

LIABILITIES:

Accrued management fees (Note 3)	487,944
Accrued fund accounting and administration fees (Note 3)	28,732
Accrued transfer agent fees (Note 3)	1,616
Accrued Chief Compliance Officer service fees (Note 3)	247
Payable for securities purchased	23,073,994
Payable for fund shares repurchased	71,419
Other payables and accrued expenses	95,055

TOTAL LIABILITIES	23,759,007

TOTAL NET ASSETS	$918,272,489

NET ASSETS CONSIST OF:

Capital stock	$379,080
Additional paid-in-capital	850,908,587
Undistributed net investment income	9,250,387
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(7,874,863)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	65,609,298

TOTAL NET ASSETS	$918,272,489

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($918,272,489/37,908,043 shares)	$24.22

The accompanying notes are an integral part of the financial statements.

11

Statement of Operations

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,537,778)	$14,150,599
Interest	552

Total Investment Income	14,151,151

EXPENSES:

Management fees (Note 3)	4,559,621
Fund accounting and administration fees (Note 3)	115,894
Directors’ fees (Note 3)	15,652
Transfer agent fees (Note 3)	5,087
Chief Compliance Officer service fees (Note 3)	2,724
Custodian fees	142,700
Miscellaneous	127,791

Total Expenses	4,969,469
Less reduction of expenses (Note 3)	(83,399)

Net Expenses	4,886,070

NET INVESTMENT INCOME	9,265,081

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	1,393,481
Foreign currency and translation of other assets and liabilities	4,257

1,397,738

Net change in unrealized appreciation on-
Investments	69,198,253
Foreign currency and translation of other assets and liabilities	67,132

69,265,385

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	70,663,123

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,928,204

The accompanying notes are an integral part of the financial statements.

12

Statements of Changes in Net Assets

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,265,081	$5,685,176
Net realized gain (loss) on investments and foreign currency	1,397,738	(9,203,449)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	69,265,385	95,428,502

Net increase from operations	79,928,204	91,910,229

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,177,043)	(4,819,796)
From net realized gain on investments	—	(4,482,170)

Total distributions to shareholders	(4,177,043)	(9,301,966)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	394,080,109	191,461,774

Net increase in net assets	469,831,270	274,070,037

NET ASSETS:

Beginning of year	448,441,219	174,371,182

End of year (including undistributed net investment income of $9,250,387 and $4,148,866, respectively)	$918,272,489	$448,441,219

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

	For the Years Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.68	$17.78	$33.55	$26.69	$21.56

Income (loss) from investment operations:
Net investment income	0.32 [1]	0.36 [1]	0.34	0.40 [1]	0.42 [1]
Net realized and unrealized gain (loss) on investments	2.41	4.35	(13.17)	7.16	6.42

Total from investment operations	2.73	4.71	(12.83)	7.56	6.84

Less distributions to shareholders:
From net investment income	(0.19)	(0.42)	(0.29)	(0.17)	(0.21)
From net realized gain on investments	—	(0.39)	(2.65)	(0.53)	(1.50)

Total distributions to shareholders	(0.19)	(0.81)	(2.94)	(0.70)	(1.71)

Net asset value - End of year	$24.22	$21.68	$17.78	$33.55	$26.69

Net assets - End of year (000’s omitted)	$918,272	$448,441	$174,371	$216,637	$87,418

Total return[2]	12.68%	28.10%	(41.58%)	28.88%	33.68%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.75%	0.80%	0.84%	0.95%
Net investment income	1.42%	1.97%	1.48%	1.34%	1.69%
Portfolio turnover	36%	49%	43%	54%	54%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.01%	0.05%	0.03%	N/A	0.09%

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Notes to Financial Statements

1.	ORGANIZATION

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing primarily in common stocks of issuers from outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Overseas Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent movements through the time the Fund calculates its net asset value. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

to classify each equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$846,019,261	$311,381,468	$534,637,793	$—
Preferred securities	7,878,601	—	7,878,601	—
Debt securities	—	—	—	—
Mutual funds	57,898,959	57,898,959	—	—
Other financial instruments**:	—	—	—	—

Total assets:	911,796,821	369,280,427	542,516,394	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total Liabilities:	—	—	—	—

Total	$911,796,821	$369,280,427	$542,516,394	$—

*

Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where International Fair Value factor from pricing service was applied to value the security. Such securities are classified as Level 2.

**

Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of October 31, 2009 or October 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended October 31, 2010, the Fund had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
27	$193,137,418	$366,079,119	$172,941,701

Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

taxing authorities. At October 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2007 through October 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. Accordingly, the Advisor waived fees of $82,640 for

18

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

the year ended October 31, 2010, which is included as a reduction of expenses on the Statement of Operations. The Advisor voluntarily waived additional fees of $759 for the year ended October 31, 2010, which is also included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee related to Fund Accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction-, cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS, which serves as the Series’ sub-accountant services agent and sub-transfer agent, was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $582,581,636 and $218,297,082, respectively. There were no purchases or sales of U.S. Government securities.

19

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Overseas Series were:

	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	20,854,822	$474,864,322	12,172,723	$214,883,533
Reinvested	149,986	3,353,687	474,684	7,609,183
Repurchased	(3,776,695)	(84,137,900)	(1,775,090)	(31,030,942)

Total	17,228,113	$394,080,109	10,872,317	$191,461,774

At October 31, 2010, the retirement plan of the Advisor and its affiliates owned 142,305 shares of the Series (0.4% of shares outstanding) valued at $3,446,630.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

20

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
Ordinary income	$4,177,043	$5,226,572
Long-term capital gains	—	4,075,394

At October 31, 2010, the tax components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$854,187,716
Unrealized appreciation	$90,591,332
Unrealized depreciation	(32,982,227)

Net unrealized appreciation	$57,609,105

Undistributed ordinary income	9,280,251

The capital loss carryover utilized in the current year was $5,298,244.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 21, 2010

22

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $3,868,367 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.89%.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance
Officer since 2004; Vice Chairman since June 2010; Co-Executive
Director from 2003-2010 - Manning & Napier Advisors, Inc. President;
Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment). Chairman
(non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

25

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 & Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief
Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:

Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.

Effective June 2010, The Executive Group serves as an advisory board to the Chief Executive Officer.

[1]

The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNOVS-10/10-AR

PRO-BLEND® CONSERVATIVE TERM SERIES
PRO-BLEND® MODERATE TERM SERIES
PRO-BLEND® EXTENDED TERM SERIES
PRO-BLEND® MAXIMUM TERM SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The twelve months ending October 31, 2010 were characterized by well-defined swings in investor sentiment. Optimism fueled strong market returns during the fourth quarter of 2009 and through much of the first quarter of 2010, as positive economic releases led investors to believe in the potential for a robust U.S. recovery. However, more negative economic releases into May and June of 2010, coupled with sovereign debt concerns in Europe, led to a dramatic swing in sentiment during the second quarter, with stock markets suffering notable losses. While volatility remained during the third quarter of 2010, September was a particularly strong month, which helped push market indexes into positive territory on a calendar year-to-date basis.

Despite several ups and downs over the past year, the markets made choppy progress. For the twelve months ended October 2010, the S&P 500 Index gained 16.53%, aided by the rally that began in September. Similar to domestic equities, international stocks experienced pronounced fluctuations over the last year. After climbing considerably the last two months, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. (ACWI x US) was up 12.62% the past year through October. The fixed income markets delivered more stable returns throughout the short-term market swings, with the Barclay’s Capital Aggregate Bond Index advancing 8.01% over the past twelve months.

Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, all four Pro-Blend® Series continue to provide competitive absolute returns for long-term investors. The Conservative Term Series (i.e., the most fixed income oriented Series with an average of 80% in bonds) has delivered similar results to its blended index benchmark over the current stock market cycle. Meanwhile, the more growth-oriented Moderate Term Series, Extended Term Series, and Maximum Term Series each continue to outperform their respective blended index benchmarks over the most recent full cycle.

For the last twelve months ending October 31, 2010, each of the Pro-Blend® Series posted double-digit positive returns. Furthermore, all four Series beat their respective blended index benchmarks over the past one-year period.

Manning & Napier’s fundamentals-based investment process led to a higher than average allocation to equities in each of the Series during the past year, as our analysts uncovered stock opportunities that met our strategy and valuation disciplines. This higher allocation to equities helped absolute and relative returns in the last quarter of 2009 and the first quarter of 2010. During the market correction in the second quarter of 2010, this modest overweight to stocks hurt relative results. However, this higher exposure to equities has benefited all four of the Pro-Blend® Series on an absolute and relative basis since the markets rebounded in the third quarter.

Within the equity portion of the Pro-Blend® Series’ portfolios, we had an overweight in the Information Technology and Health Care sectors relative to the blended benchmarks. This higher allocation had a varied impact on the Series’ performance over the past year, yet specific stock selections within the Information Technology and Health Care sectors contributed to positive relative returns more recently during the third quarter. On the other hand, the Series had a low exposure to Financials relative to their respective blended benchmarks because regulatory uncertainty and macroeconomic challenges such as indebted consumers, persistently high unemployment, a fragile housing market, and continued loan losses prevented many financial services companies from meeting the requirements of our investment strategies. This underweight to Financials aided returns relative to the blended benchmarks during the past year, with the exception of the market rally in early 2010.

Within the fixed income portion of the Series’ portfolios, we have shifted assets away from U.S. Treasury securities and toward sectors that offer additional yield potential. The Conservative Term Series, Moderate Term Series, and Extended Term Series have a bias toward investment grade corporate securities, with a modest allocation to high yield bonds as well. Additionally, each of the Series has noteworthy exposure to U.S. Agency securities. While the Pro-Blend® Series’

1

Management Discussion and Analysis (unaudited)

fixed income returns trailed the fixed income portion of their respective blended benchmarks in the last quarter of 2009, this current positioning provided favorable results relative to the blended benchmarks throughout the second and third quarters of 2010.

While the markets were volatile over the past twelve months, the outlook for the U.S. economy did not change materially over the past year. Despite swings in positive and negative sentiment, Manning & Napier continues to see a slow growth environment as the economy works through extensive consumer and government debt levels. In such an environment, we are focused on company-specific opportunities that can prosper. Specifically, we are seeking leading companies that can grow and gain market share despite a sluggish economy, particularly multinational businesses that may benefit from exposure to faster-growing foreign markets. Using our active stock selection strategies, we are also seeking opportunities in certain cyclical industries that have a tight relationship between supply and demand.

As 2010 comes to an end, economic momentum has begun to slow. With widespread challenges such as elevated unemployment levels and high government debt burdens, the growth prospects for the developed world remain a concern. In this macroeconomic reality of slow growth, a focus on company and industry fundamentals remains important for identifying quality investment opportunities. Through our disciplined investment strategies, Manning & Napier continues to pursue specific areas of the market that are presenting opportunities, particularly winning companies that have favorable growth prospects. Such an active and flexible approach has been at the core of our investment process since Manning & Napier’s inception 40 years ago.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update - Pro-Blend® Conservative Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S2	11.26%	6.15%	6.13%	6.24%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class I2,3	11.49%	6.38%	6.40%	6.53%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class C2,3	10.33%	5.34%	5.36%	5.48%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class R2,3	11.08%	5.90%	5.90%	6.02%
Barclays Capital Intermediate U.S. Aggregate Bond Index[4,6]	7.57%	6.36%	6.14%	6.18%
5%/15%/80% Blended Index[4,5,6]	9.73%	5.99%	5.52%	6.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2010 to the Barclays Capital Intermediate U.S. Aggregate Bond Index and a 5%/15%/80% Blended Index.

[1]	Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.
[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 0.90% for Class S, 0.70% for Class I, 1.70% for Class C and 1.20% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.90% for Class S, 0.70% for Class I, 1.70% for Class C and 1.20% for Class R for the year ended October 31, 2010.

[3]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

[4]

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[5]

The 5%/15%/80% Blended Index is 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

3

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010, except for Class R Actual, which is from June 30, 2010* to October 31, 2010).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10*	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10**	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,054.00	$4.76	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69	0.92%
Class I
Actual	$1,000.00	$1,054.90	$3.73	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Class C
Actual	$1,000.00	$1,048.90	$8.83	1.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69	1.71%
Class R
Actual	$1,000.00	$1,076.00	$4.20	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.81	$4.07	1.20%

*	Class R inception date was June 30, 2010.

4

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

**

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class R Actual return information, which reflects the 123 day period ended October 31, 2010 due to its inception date of June 30, 2010). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

Portfolio Composition - Pro-Blend® Conservative Term Series (unaudited)

As of October 31, 2010

Sector Allocation[3]
Financials	18.47%
Consumer Discretionary	7.47%
Industrials	7.10%
Information Technology	6.63%
Energy	4.82%
Consumer Staples	4.64%
Health Care	3.33%
Materials	2.75%
Utilities	1.09%
Telecommunication Services	0.33%

[3] Including common stocks, preferred stocks, warrants, and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[4]
Google, Inc. - Class A	0.98%
Monsanto Co.	0.96%
Cisco Systems, Inc.	0.70%
Hess Corp.	0.66%
Time Warner, Inc.	0.64%

4 As a percentage of total investments.

Top Five Bond Holdings[5]
Freddie Mac, 0.875%, 10/28/2013	3.89%
U.S. Treasury Note, 0.375%, 9/30/2012	2.05%
Fannie Mae, 2.375%, 7/28/2015	1.96%
Freddie Mac, 0.375%, 11/30/2012	1.81%
Fannie Mae, 6.00%, 7/1/2038	1.64%

5 As a percentage of total investments.

6

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS - 22.42%

Consumer Discretionary - 2.66%
Auto Components - 0.02%
Hankook Tire Co. Ltd. (South Korea)[1]	5,450	$141,956

Automobiles - 0.04%
Bayerische Motoren Werke AG (BMW) (Germany)[1]	2,430	174,164
Suzuki Motor Corp. (Japan)[1]	1,900	46,373
Yamaha Motor Co. Ltd. (Japan)*,1	7,000	107,405

		327,942

Distributors - 0.02%
Inchcape plc (United Kingdom)*,1	25,000	139,707

Hotels, Restaurants & Leisure - 0.06%
Accor S.A. (France)[1]	2,050	84,128
Choice Hotels International, Inc.	5,040	191,671
Club Mediterranee S.A. (France)*,1	305	5,971
Hyatt Hotels Corp. - Class A*	2,890	116,467
Wendy’s - Arby’s Group, Inc. - Class A	25,250	116,150

		514,387

Household Durables - 0.08%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	25,250	80,159
Harman International Industries, Inc.*	3,230	108,366
Lennar Corp. - Class A	5,620	81,546
LG Electronics, Inc. (South Korea)[1]	1,100	96,863
NVR, Inc.*	100	62,741
Rodobens Negocios Imobiliarios S.A. (Brazil)	19,610	202,985
Tupperware Brands Corp.	1,300	58,253

		690,913

Leisure Equipment & Products** - 0.01%
Sankyo Co. Ltd. (Japan)[1]	800	42,623

Media - 1.84%
Gestevision Telecinco S.A. (Spain)[1]	16,730	213,488
Grupo Televisa S.A. - ADR (Mexico)	6,070	136,272
Imax Corp. (Canada)*	6,890	149,169
Liberty Global, Inc. - Class A*	51,600	1,949,964
Mediacom Communications Corp. - Class A*	8,560	59,064
Mediaset S.p.A. (Italy)[1]	4,980	36,768
Reed Elsevier plc (United Kingdom)[1]	10,380	89,054
Reed Elsevier plc - ADR (United Kingdom)	1,308	44,878
Societe Television Francaise 1 (France)[1]	14,140	231,756
Time Warner, Inc.	162,920	5,296,529
Virgin Media, Inc. (United Kingdom)	140,180	3,564,777
The Walt Disney Co.	100,900	3,643,499

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Wolters Kluwer N.V. (Netherlands)[1]	3,680	$83,885

		15,499,103

Multiline Retail - 0.03%
Marks & Spencer Group plc (United Kingdom)[1]	18,990	130,146
Nordstrom, Inc.	1,020	39,280
PPR (France)[1]	745	122,533

		291,959

Specialty Retail - 0.54%
Chico’s FAS, Inc.	5,560	54,043
Dick’s Sporting Goods, Inc.*	5,330	153,611
The Finish Line, Inc. - Class A	3,780	57,834
The Home Depot, Inc.	83,966	2,592,870
KOMERI Co. Ltd. (Japan)[1]	1,500	31,158
Lumber Liquidators Holdings, Inc.*	3,930	94,634
The Sherwin-Williams Co.	21,680	1,581,990

		4,566,140

Textiles, Apparel & Luxury Goods - 0.02%
Adidas AG (Germany)[1]	1,530	99,652
Skechers U.S.A., Inc. - Class A*	3,230	62,791

		162,443

Total Consumer Discretionary		22,377,173

Consumer Staples - 2.82%
Beverages - 0.47%
The Coca-Cola Co.	59,730	3,662,644
Diageo plc (United Kingdom)[1]	4,790	88,364
Heineken N.V. (Netherlands)[1]	3,670	186,309

		3,937,317

Food & Staples Retailing - 0.77%
BJ’s Wholesale Club, Inc.*	2,060	85,964
Carrefour S.A. (France)[1]	9,650	522,486
Casino Guichard-Perrachon S.A. (France)[1]	1,100	103,489
The Kroger Co.	120,880	2,659,360
Safeway, Inc.	115,870	2,653,423
SUPERVALU, Inc.	8,980	96,894
Tesco plc (United Kingdom)[1]	52,995	362,680

		6,484,296

Food Products - 1.54%
Diamond Foods, Inc.	1,540	68,068

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Flowers Foods, Inc.	4,530	$115,424
General Mills, Inc.	37,380	1,403,245
Kellogg Co.	23,460	1,179,100
Kraft Foods, Inc. - Class A	103,050	3,325,423
Nestle S.A. (Switzerland)[1]	60,550	3,316,596
Sanderson Farms, Inc.	1,650	69,267
Suedzucker AG (Germany)[1]	2,950	69,652
Unilever plc - ADR (United Kingdom)	118,130	3,428,133

		12,974,908

Household Products - 0.02%
Reckitt Benckiser Group plc (United Kingdom)[1]	2,325	129,895

Personal Products - 0.02%
Alberto-Culver Co.	3,190	118,955
Beiersdorf AG (Germany)[1]	930	60,590

		179,545

Total Consumer Staples		23,705,961

Energy - 2.25%
Energy Equipment & Services - 1.49%
Baker Hughes, Inc.	84,405	3,910,484
Calfrac Well Services Ltd. (Canada)	6,480	162,905
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*,1	8,105	189,323
Dril-Quip, Inc.*	1,980	136,818
Schlumberger Ltd.	55,740	3,895,669
Trican Well Service Ltd. (Canada)	16,420	284,641
Weatherford International Ltd. (Switzerland)*	231,774	3,896,121

		12,475,961

Oil, Gas & Consumable Fuels - 0.76%
Cameco Corp. (Canada)	3,780	117,029
Forest Oil Corp.*	1,205	37,030
Hess Corp.	87,060	5,487,392
Mariner Energy, Inc.*	2,861	71,296
Paladin Energy Ltd. (Australia)*	33,810	137,242
Repsol YPF S.A. (Spain)[1]	1,990	55,184
Royal Dutch Shell plc - Class B (Netherlands)[1]	2,646	84,677
Royal Dutch Shell plc - Class B - ADR (Netherlands)	2,580	165,945
Talisman Energy, Inc. (Canada)	8,420	152,648
Total S.A. (France)[1]	1,820	99,070

		6,407,513

Total Energy		18,883,474

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 2.70%
Capital Markets - 0.89%
The Bank of New York Mellon Corp.[2]	130,210	$3,263,063
The Charles Schwab Corp.	219,650	3,382,610
Credit Suisse Group AG - ADR (Switzerland)	830	34,445
Evercore Partners, Inc. - Class A	2,190	66,488
Financial Engines, Inc.*	3,590	52,881
GAM Holding AG (Switzerland)*,1	13,770	217,551
The Goldman Sachs Group, Inc.	680	109,446
Greenhill & Co., Inc.	700	54,369
Lazard Ltd. - Class A (Bermuda)	1,590	58,671
Northern Trust Corp.	1,690	83,875
State Street Corp.	4,490	187,502

		7,510,901

Commercial Banks - 0.16%
Banco Santander S.A. (Spain)[1]	6,050	77,655
Banco Santander S.A. - ADR (Spain)	14,530	186,129
Barclays plc - ADR (United Kingdom)	1,990	35,124
BNP Paribas (France)[1]	930	68,026
Credit Agricole S.A. (France)[1]	1,370	22,469
First Commonwealth Financial Corp.	41,520	241,646
First Financial Bancorp	6,190	104,240
The Hachijuni Bank Ltd. (Japan)[1]	4,800	24,632
HSBC Holdings plc (United Kingdom)[1]	8,500	88,465
HSBC Holdings plc - ADR (United Kingdom)	3,177	165,553
ICICI Bank Ltd. - ADR (India)	1,560	82,025
Societe Generale - ADR (France)[3]	3,250	38,773
The Sumitomo Trust & Banking Co. Ltd. (Japan)[1]	4,800	26,207
U.S. Bancorp	7,920	191,506

		1,352,450

Consumer Finance - 0.44%
American Express Co.	87,600	3,631,896
Discover Financial Services	2,070	36,535

		3,668,431

Diversified Financial Services - 0.11%
Bank of America Corp.	2,980	34,091
Deutsche Boerse AG (Germany)[1]	3,890	273,657
Financiere Marc de Lacharriere S.A. (Fimalac) (France)[1]	2,125	91,451
ING Groep N.V. (Netherlands)*,1	185	1,980
JPMorgan Chase & Co.	6,430	241,961
Moody’s Corp.	10,770	291,436

		934,576

The accompanying notes are an integral part of the financial statements.	10

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance - 0.23%
Allianz SE (Germany)[1]	3,980	$498,407
The Allstate Corp.	4,370	133,241
Amil Participacoes S.A. (Brazil)	12,540	127,590
AXA S.A. (France)[1]	1,230	22,431
Brown & Brown, Inc.	7,020	156,476
Mapfre S.A. (Spain)[1]	32,000	106,335
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	1,195	186,779
The Progressive Corp.	9,760	206,522
Willis Group Holdings plc (United Kingdom)	7,325	232,935
Zurich Financial Services AG (Switzerland)[1]	910	222,693

		1,893,409

Real Estate Investment Trusts (REITS) - 0.80%
Acadia Realty Trust	4,520	86,242
Alexandria Real Estate Equities, Inc.	3,070	225,584
Alstria Office REIT AG (Germany)[1]	9,950	138,623
American Campus Communities, Inc.	7,780	246,081
Apartment Investment & Management Co. - Class A	11,860	276,456
Associated Estates Realty Corp.	4,790	66,533
AvalonBay Communities, Inc.	1,690	179,664
BioMed Realty Trust, Inc.	19,480	357,458
Boston Properties, Inc.	2,400	206,856
British Land Co. plc (United Kingdom)[1]	9,730	79,440
Camden Property Trust	4,090	202,823
Cogdell Spencer, Inc.	24,100	158,337
Corporate Office Properties Trust	13,190	468,113
DiamondRock Hospitality Co.*	5,110	54,064
Digital Realty Trust, Inc.	3,530	210,847
Douglas Emmett, Inc.	4,380	78,577
DuPont Fabros Technology, Inc.	11,570	290,407
Equity Lifestyle Properties, Inc.	2,890	164,499
Equity One, Inc.	3,910	73,117
Equity Residential	4,010	195,006
HCP, Inc.	5,470	196,975
Health Care REIT, Inc.	3,060	156,366
Healthcare Realty Trust, Inc.	7,970	192,396
Home Properties, Inc.	3,880	211,266
Host Hotels & Resorts, Inc.	14,737	234,171
LaSalle Hotel Properties	3,270	77,466
Lexington Realty Trust	8,540	66,441
Mack-Cali Realty Corp.	2,170	72,869
Mid-America Apartment Communities, Inc.	1,090	66,523

11	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
National Health Investors, Inc.	1,390	$64,357
National Retail Properties, Inc.	7,750	210,025
Omega Healthcare Investors, Inc.	3,590	82,570
Pebblebrook Hotel Trust*	11,790	230,966
Public Storage	2,040	202,409
Realty Income Corp.	6,100	209,108
Simon Property Group, Inc.	2,224	213,548
Sovran Self Storage, Inc.	2,840	110,959
Tanger Factory Outlet Centers	4,130	197,909
UDR, Inc.	8,560	192,429

		6,747,480

Real Estate Management & Development - 0.01%
CB Richard Ellis Group, Inc. - Class A*	3,590	65,876
Renhe Commercial Holdings Co. Ltd. (China)[1]	167,000	31,944

		97,820

Thrifts & Mortgage Finance - 0.06%
Aareal Bank AG (Germany)*,1	3,745	91,431
First Niagara Financial Group, Inc.	20,970	248,494
Hudson City Bancorp, Inc.	3,890	45,319
People’s United Financial, Inc.	10,160	125,070

		510,314

Total Financials		22,715,381

Health Care - 2.47%
Biotechnology - 0.15%
Acorda Therapeutics, Inc.*	7,340	198,473
Amgen, Inc.*	6,110	349,431
Basilea Pharmaceutica AG (Switzerland)*,1	3,220	225,884
Celera Corp.*	82,140	468,198

		1,241,986

Health Care Equipment & Supplies - 1.66%
Abaxis, Inc.*	9,850	236,498
Alere, Inc.*	21,560	637,098
Becton, Dickinson and Co.	68,210	5,151,219
Boston Scientific Corp.*	544,870	3,476,271
Cochlear Ltd. (Australia)[1]	7,160	498,774
Conceptus, Inc.*	15,900	225,939
Covidien plc (Ireland)	10,150	404,680
DENTSPLY International, Inc.	12,950	406,500
DexCom, Inc.*	24,280	333,850

The accompanying notes are an integral part of the financial statements.	12

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Gen-Probe, Inc.*	10,300	$498,829
Hologic, Inc.*	13,020	208,580
Insulet Corp.*	23,290	371,476
Mindray Medical International Ltd. - ADR (China)	1,220	35,356
OraSure Technologies, Inc.*	24,480	99,634
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	9,000	23,942
Sirona Dental Systems, Inc.*	5,920	222,888
Straumann Holding AG (Switzerland)[1]	2,305	482,552
Zoll Medical Corp.*	20,820	677,275

		13,991,361

Health Care Providers & Services - 0.21%
Bio-Reference Laboratories, Inc.*	11,850	255,486
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	49,330	56,747
Diagnosticos da America S.A. (Brazil)	47,230	573,605
Odontoprev S.A. (Brazil)	15,910	233,929
Sonic Healthcare Ltd. (Australia)[1]	60,980	650,598

		1,770,365

Health Care Technology - 0.23%
Allscripts Healthcare Solutions, Inc.*	11,570	220,871
Cerner Corp.*	19,220	1,688,093

		1,908,964

Life Sciences Tools & Services - 0.09%
Caliper Life Sciences, Inc.*	91,417	411,377
Sequenom, Inc.*	53,160	337,566

		748,943

Pharmaceuticals - 0.13%
AstraZeneca plc (United Kingdom)[1]	615	30,936
AstraZeneca plc - ADR (United Kingdom)	1,510	76,195
Bayer AG (Germany)[1]	4,310	321,472
GlaxoSmithKline plc (United Kingdom)[1]	5,525	107,890
Sanofi-Aventis S.A. (France)[1]	851	59,623
Santen Pharmaceutical Co. Ltd. (Japan)[1]	1,500	51,689
Shire plc (Ireland)[1]	5,745	134,819
UCB S.A. (Belgium)[1]	9,240	358,438

		1,141,062

Total Health Care		20,802,681

Industrials - 2.04%
Aerospace & Defense - 0.42%
The Boeing Co.	49,510	3,497,386

13	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	2,650	$76,453

		3,573,839

Air Freight & Logistics - 0.83%
Atlas Air Worldwide Holdings, Inc.*	1,940	101,384
FedEx Corp.	37,190	3,262,307
TNT N.V. (Netherlands)[1]	8,330	221,529
United Parcel Service, Inc. - Class B	49,972	3,365,115

		6,950,335

Airlines - 0.46%
Copa Holdings S.A. - Class A (Panama)	1,770	89,792
Deutsche Lufthansa AG (Germany)*,1	6,570	140,450
Ryanair Holdings plc - ADR (Ireland)	5,420	176,855
Southwest Airlines Co.	254,775	3,505,704

		3,912,801

Commercial Services & Supplies - 0.05%
Tomra Systems ASA (Norway)[1]	72,980	444,717

Construction & Engineering - 0.01%
MYR Group, Inc.*	3,040	47,394

Electrical Equipment - 0.07%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	12,480	258,211
Alstom S.A. (France)[1]	3,310	167,162
Nexans S.A. (France)[1]	1,040	74,180
Schneider Electric S.A. (France)[1]	860	122,190

		621,743

Industrial Conglomerates - 0.06%
Siemens AG (Germany)[1]	4,290	489,555

Machinery - 0.06%
ArvinMeritor, Inc.*	3,900	64,662
Astec Industries, Inc.*	1,630	48,036
Lindsay Corp.	1,500	86,475
SmartHeat, Inc. (China)*	2,410	15,641
Titan International, Inc.	6,820	103,459
Wabtec Corp.	2,380	111,479
Westport Innovations, Inc. (Canada)*	3,190	57,803

		487,555

Professional Services - 0.01%
Randstad Holding N.V. (Netherlands)*,1	990	47,163

The accompanying notes are an integral part of the financial statements.	14

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 0.07%
All America Latina Logistica S.A. (Brazil)	31,400	$296,955
Heartland Express, Inc.	6,750	100,642
RailAmerica, Inc.*	14,470	167,852

		565,449

Total Industrials		17,140,551

Information Technology - 5.74%
Communications Equipment - 1.58%
Alcatel-Lucent - ADR (France)*	111,430	386,662
Cisco Systems, Inc.*	254,808	5,817,267
Infinera Corp.*	46,500	380,835
Juniper Networks, Inc.*	74,416	2,410,334
QUALCOMM, Inc.	86,720	3,913,673
Riverbed Technology, Inc.*	5,640	324,526

		13,233,297

Computers & Peripherals - 0.25%
Apple, Inc.*	510	153,444
Compellent Technologies, Inc.*	12,570	317,644
EMC Corp.*	76,170	1,600,331
Immersion Corp.*	10,320	63,468

		2,134,887

Electronic Equipment, Instruments & Components - 0.19%
Amphenol Corp. - Class A	20,250	1,015,132
Cogent, Inc.*	32,900	346,108
Hitachi Ltd. (Japan)[1]	23,000	103,952
LoJack Corp.*	28,340	138,583

		1,603,775

Internet Software & Services - 1.08%
comScore, Inc.*	6,140	144,352
Google, Inc. - Class A*	13,265	8,131,312
NetEase.com, Inc. - ADR (China)*	1,560	65,208
Tencent Holdings Ltd. (China)[1]	3,500	80,456
VistaPrint N.V. (Netherlands)*	9,630	405,134
Vocus, Inc.*	11,740	260,041

		9,086,503

IT Services - 1.74%
Accenture plc - Class A (Ireland)	8,250	368,858
Amadeus IT Holding S.A. - Class A (Spain)*,1	7,240	147,730
Amdocs Ltd. (Guernsey)*	21,140	648,575
Automatic Data Processing, Inc.	84,698	3,762,285

15	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Cap Gemini S.A. (France)[1]	5,590	$285,361
Cielo S.A. (Brazil)	26,000	224,019
MasterCard, Inc. - Class A	14,660	3,519,280
Redecard S.A. (Brazil)	13,370	172,914
Visa, Inc. - Class A	23,370	1,826,833
The Western Union Co.	207,970	3,660,272

		14,616,127

Semiconductors & Semiconductor Equipment - 0.14%
Advantest Corp. (Japan)[1]	15,400	292,500
Infineon Technologies AG (Germany)*,1	28,000	220,282
Sumco Corp. (Japan)*,1	22,300	344,840
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	9,041	98,637
Tokyo Electron Ltd. (Japan)[1]	3,900	220,051
Yingli Green Energy Holding Co. Ltd. - ADR (China)*	2,670	31,132

		1,207,442

Software - 0.76%
Adobe Systems, Inc.*	1,860	52,359
Autodesk, Inc.*	95,040	3,438,547
Electronic Arts, Inc.*	128,830	2,041,956
Fortinet, Inc.*	8,630	258,900
Misys plc (United Kingdom)*,1	15,155	68,235
SAP AG (Germany)[1]	2,290	119,307
SolarWinds, Inc.*	15,000	272,250
Square Enix Holdings Co. Ltd. (Japan)[1]	4,200	87,718

		6,339,272

Total Information Technology		48,221,303

Materials - 1.63%
Chemicals - 1.02%
Arkema S.A. (France)[1]	2	129
BASF SE (Germany)[1]	1,660	120,702
Calgon Carbon Corp.*	9,140	137,191
Johnson Matthey plc (United Kingdom)[1]	2,300	70,534
Monsanto Co.	133,580	7,937,324
The Scotts Miracle-Gro Co. - Class A	1,300	69,420
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	4,300	217,434

		8,552,734

Construction Materials - 0.42%
CRH plc (Ireland)[1]	9,200	158,754
Eagle Materials, Inc.	3,020	70,849

The accompanying notes are an integral part of the financial statements.	16

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Construction Materials (continued)
Martin Marietta Materials, Inc.	21,890	$1,761,707
Vulcan Materials Co.	43,150	1,575,407

		3,566,717

Containers & Packaging - 0.19%
Owens-Illinois, Inc.*	57,150	1,601,914

Paper & Forest Products - 0.00%**
Norbord, Inc. (Canada)*	577	6,585

Total Materials		13,727,950

Telecommunication Services - 0.05%
Diversified Telecommunication Services - 0.03%
France Telecom S.A. (France)[1]	4,780	114,688
Swisscom AG - ADR (Switzerland)[3]	3,150	131,134

		245,822

Wireless Telecommunication Services - 0.02%
SK Telecom Co. Ltd. - ADR (South Korea)	11,320	208,628

Total Telecommunication Services		454,450

Utilities - 0.06%
Electric Utilities - 0.03%
E.ON AG (Germany)[1]	4,875	152,590
Prime Infrastructure Group (Australia)[1]	17,290	84,441

		237,031

Independent Power Producers & Energy Traders - 0.01%
Mirant Corp.*	2,430	25,782
RRI Energy, Inc.*	7,380	27,749

		53,531

Multi-Utilities - 0.01%
National Grid plc (United Kingdom)[1]	8,760	82,839

Water Utilities - 0.01%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	5,860	89,849

Total Utilities		463,250

TOTAL COMMON STOCKS (Identified Cost $171,431,467)		188,492,174

PREFERRED STOCKS - 0.16%

Consumer Staples - 0.01%
Household Products - 0.01%
Henkel AG & Co. KGaA (Germany)[1]	1,540	90,837

17	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Shares/ Principal Amount	Value (Note 2)

PREFERRED STOCKS (continued)

Financials - 0.15%
Commercial Banks - 0.06%
PNC Financial Services Group, Inc., Series K	180,000	$188,780
Wells Fargo & Co., Series K	300,000	315,000

		503,780

Diversified Financial Services - 0.09%
Bank of America Corp., Series K	320,000	322,934
JPMorgan Chase & Co., Series 1	375,000	399,754

		722,688

Total Financials		1,226,468

TOTAL PREFERRED STOCKS (Identified Cost $1,200,461)		1,317,305

WARRANTS - 0.00%**

Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011* (Identified Cost $215)	348	12

CORPORATE BONDS - 33.28%

Convertible Corporate Bonds - 0.02%
Health Care - 0.01%
Biotechnology - 0.01%
Amgen, Inc., 0.375%, 2/1/2013	$110,000	110,275

Information Technology - 0.01%
Computers & Peripherals - 0.01%
EMC Corp., 1.75%, 12/1/2013	40,000	57,050

Total Convertible Corporate Bonds (Identified Cost $154,673)		167,325

Non-Convertible Corporate Bonds - 33.26%
Consumer Discretionary - 4.70%
Hotels, Restaurants & Leisure - 0.95%
Cedar Fair LP - Canada’s Wonderland Co. - Magnum Management Corp.[4], 9.125%, 8/1/2018	110,000	118,250
International Game Technology, 7.50%, 6/15/2019	4,000,000	4,702,024
McDonald’s Corp., 5.80%, 10/15/2017	1,920,000	2,294,076
Scientific Games International, Inc.[4], 7.875%, 6/15/2016	110,000	113,300
Wendy’s - Arby’s Restaurants LLC, 10.00%, 7/15/2016	225,000	246,375
Wyndham Worldwide Corp., 9.875%, 5/1/2014	90,000	106,361
Wyndham Worldwide Corp., 6.00%, 12/1/2016	370,000	395,116

		7,975,502

The accompanying notes are an integral part of the financial statements.	18

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables - 0.10%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	$820,000	$852,439

Media - 3.17%
Cablevision Systems Corp., 8.625%, 9/15/2017	425,000	479,719
Columbus International, Inc. (Barbados)[4], 11.50%, 11/20/2014	130,000	145,762
Comcast Corp., 5.15%, 3/1/2020	2,000,000	2,199,724
Comcast Corp., 6.50%, 11/15/2035	540,000	591,323
Comcast Corp., 6.95%, 8/15/2037	490,000	570,022
DIRECTV Holdings LLC, 5.20%, 3/15/2020	6,000,000	6,516,546
Discovery Communications LLC, 5.05%, 6/1/2020	6,580,000	7,246,093
Interactive Data Corp.[4], 10.25%, 8/1/2018	160,000	175,000
MDC Partners, Inc. (Canada)[4], 11.00%, 11/1/2016	50,000	55,500
Sirius XM Radio, Inc.[4], 9.75%, 9/1/2015	235,000	263,494
Time Warner, Inc., 4.875%, 3/15/2020	6,000,000	6,586,422
Time Warner, Inc., 7.625%, 4/15/2031	485,000	590,382
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[4], 8.125%, 12/1/2017	100,000	104,750
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[4], 8.125%, 12/1/2017	90,000	130,900
UPC Holding B.V. (Netherlands)[4], 9.875%, 4/15/2018	305,000	333,212
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	120,000	133,800
Virgin Media Finance plc, Series 1 (United Kingdom), 9.50%, 8/15/2016	90,000	102,263
WMG Acquisition Corp., 9.50%, 6/15/2016	215,000	231,663
XM Satellite Radio, Inc.[4], 7.625%, 11/1/2018	170,000	174,675

		26,631,250

Multiline Retail - 0.05%
Target Corp., 6.00%, 1/15/2018	325,000	392,391

Specialty Retail - 0.39%
The Home Depot, Inc., 5.40%, 3/1/2016	510,000	585,008
Lowe’s Companies, Inc., 6.10%, 9/15/2017	1,800,000	2,179,355
Rent-A-Center, Inc.[4], 6.625%, 11/15/2020	300,000	303,000
Toys R Us Property Co. LLC[4], 8.50%, 12/1/2017	230,000	248,975

		3,316,338

Textiles, Apparel & Luxury Goods - 0.04%
VF Corp., 5.95%, 11/1/2017	330,000	385,208

Total Consumer Discretionary		39,553,128

Consumer Staples - 1.75%
Beverages - 0.12%
CEDC Finance Corp. International, Inc.[4], 9.125%, 12/1/2016	235,000	253,800
Constellation Brands, Inc., 8.375%, 12/15/2014	230,000	259,038

19	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Beverages (continued)
PepsiCo, Inc., 5.00%, 6/1/2018	$110,000	$125,244
PepsiCo, Inc., 7.90%, 11/1/2018	290,000	388,834

		1,026,916

Food & Staples Retailing - 0.79%
Ingles Markets, Inc., 8.875%, 5/15/2017	85,000	93,925
The Kroger Co., 6.15%, 1/15/2020	5,500,000	6,490,545

		6,584,470

Food Products - 0.80%
Kraft Foods, Inc., 6.125%, 2/1/2018	335,000	394,636
Kraft Foods, Inc., 5.375%, 2/10/2020	5,665,000	6,346,868

		6,741,504

Personal Products - 0.04%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	335,000	349,237

Total Consumer Staples		14,702,127

Energy - 2.51%
Energy Equipment & Services - 1.11%
Baker Hughes, Inc., 7.50%, 11/15/2018	305,000	394,496
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	275,000	288,063
Complete Production Services, Inc., 8.00%, 12/15/2016	160,000	168,400
Hornbeck Offshore Services, Inc., 8.00%, 9/1/2017	70,000	70,962
Hornbeck Offshore Services, Inc., Series B, 6.125%, 12/1/2014	125,000	125,000
Key Energy Services, Inc., 8.375%, 12/1/2014	160,000	171,400
Thermon Industries, Inc.[4], 9.50%, 5/1/2017	185,000	195,637
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	6,000,000	7,923,654

		9,337,612

Oil, Gas & Consumable Fuels - 1.40%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	2,950,000	3,226,267
Anadarko Petroleum Corp., 8.70%, 3/15/2019	1,220,000	1,510,336
Anadarko Petroleum Corp., 6.95%, 6/15/2019	3,000,000	3,396,291
Apache Corp., 6.90%, 9/15/2018	155,000	194,868
Aquilex Holdings LLC - Aquilex Finance Corp., 11.125%, 12/15/2016	115,000	109,537
Arch Coal, Inc., 8.75%, 8/1/2016	55,000	61,738
Arch Western Finance LLC, 6.75%, 7/1/2013	125,000	126,250
Chaparral Energy, Inc., 8.875%, 2/1/2017	230,000	230,000
Chesapeake Energy Corp., 9.50%, 2/15/2015	215,000	249,400
Coffeyville Resources LLC - Coffeyville Finance, Inc.[4], 9.00%, 4/1/2015	90,000	96,525
Coffeyville Resources LLC - Coffeyville Finance, Inc.[4], 10.875%, 4/1/2017	85,000	90,525
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	390,000	421,200

The accompanying notes are an integral part of the financial statements.	20

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Hess Corp., 5.60%, 2/15/2041	$265,000	$270,438
Linn Energy LLC - Linn Energy Finance Corp.[4], 7.75%, 2/1/2021	260,000	268,450
MarkWest Energy Partners LP - MarkWest Energy Finance Corp., 6.75%, 11/1/2020	290,000	296,525
Martin Midstream Partners LP - Martin Midstream Finance Corp.[4], 8.875%, 4/1/2018	180,000	187,200
Niska Gas Storage US LLC - Niska Gas Storage Canada ULC[4], 8.875%, 3/15/2018	125,000	136,562
Plains Exploration & Production Co., 8.625%, 10/15/2019	360,000	399,600
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	175,000	185,500
Tesoro Corp., 9.75%, 6/1/2019	255,000	283,050
Whiting Petroleum Corp., 7.00%, 2/1/2014	35,000	37,231

		11,777,493

Total Energy		21,115,105

Financials - 15.37%
Capital Markets - 2.00%
The Charles Schwab Corp., 4.45%, 7/22/2020	7,000,000	7,279,853
Goldman Sachs Capital I, 6.345%, 2/15/2034	380,000	363,297
Goldman Sachs Capital II5, 5.793%, 12/29/2049	500,000	429,375
The Goldman Sachs Group, Inc.[6], 3.25%, 6/15/2012	3,266,000	3,416,484
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	335,000	375,117
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	3,165,000	3,348,804
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	210,000	199,916
Morgan Stanley, 5.50%, 1/26/2020	1,325,000	1,379,175

		16,792,021

Commercial Banks - 3.39%
Household Finance Co., 6.375%, 11/27/2012	515,000	562,833
KeyBank National Association[6], 3.20%, 6/15/2012	3,476,000	3,633,362
KeyBank National Association, 5.45%, 3/3/2016	550,000	599,254
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	315,000	368,507
National City Corp., 6.875%, 5/15/2019	7,000,000	8,155,441
PNC Bank National Association, 5.25%, 1/15/2017	195,000	211,651
PNC Funding Corp.[6], 2.30%, 6/22/2012	7,246,000	7,464,162
U.S. Bank National Association, 6.375%, 8/1/2011	30,000	31,307
U.S. Bank National Association, 6.30%, 2/4/2014	100,000	114,712
USB Capital XIII Trust, 6.625%, 12/15/2039	210,000	213,669
Wachovia Corp., 5.25%, 8/1/2014	5,935,000	6,444,799
Wells Fargo & Co.[6], 3.00%, 12/9/2011	515,000	530,254

21	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
Wilmington Trust Corp., 8.50%, 4/2/2018	$120,000	$122,754

		28,452,705

Consumer Finance - 1.17%
American Express Co., 8.125%, 5/20/2019	7,025,000	9,024,090
American Express Co.[5], 6.80%, 9/1/2066	390,000	391,463
Credit Acceptance Corp.[4], 9.125%, 2/1/2017	410,000	430,500

		9,846,053

Diversified Financial Services - 5.57%
Bank of America Corp.[6], 3.125%, 6/15/2012	5,518,000	5,760,229
Bank of America Corp., 4.875%, 1/15/2013	1,800,000	1,899,500
Bank of America Corp., 5.75%, 8/15/2016	205,000	218,119
Bank of America Corp., 7.625%, 6/1/2019	4,315,000	5,051,394
Citigroup Funding, Inc.[6], 1.875%, 10/22/2012	1,520,000	1,561,286
Citigroup, Inc.[6], 2.875%, 12/9/2011	10,788,000	11,087,906
Citigroup, Inc., 8.50%, 5/22/2019	7,080,000	8,890,193
JPMorgan Chase & Co.[6], 2.625%, 12/1/2010	5,000,000	5,010,240
JPMorgan Chase & Co.[6], 3.125%, 12/1/2011	3,600,000	3,706,492
JPMorgan Chase & Co., 6.30%, 4/23/2019	2,000,000	2,334,034
JPMorgan Chase & Co., 4.95%, 3/25/2020	1,255,000	1,330,992

		46,850,385

Insurance - 0.09%
American International Group, Inc., 4.25%, 5/15/2013	200,000	209,000
Fidelity National Financial, Inc., 6.60%, 5/15/2017	210,000	216,577
Hartford Financial Services Group, Inc.[5], 8.125%, 6/15/2038	340,000	361,250

		786,827

Real Estate Investment Trusts (REITS) - 3.15%
AvalonBay Communities, Inc., 6.10%, 3/15/2020	2,145,000	2,509,873
Boston Properties LP, 5.875%, 10/15/2019	5,150,000	5,809,978
Camden Property Trust, 5.70%, 5/15/2017	2,270,000	2,510,243
DuPont Fabros Technology LP, 8.50%, 12/15/2017	305,000	330,162
Felcor Lodging LP, 10.00%, 10/1/2014	270,000	303,750
HCP, Inc., 6.70%, 1/30/2018	4,155,000	4,610,193
Health Care REIT, Inc., 6.20%, 6/1/2016	520,000	594,532
Host Hotels & Resorts LP, 6.875%, 11/1/2014	105,000	108,347
Host Hotels & Resorts LP, 6.375%, 3/15/2015	85,000	87,125
Mack-Cali Realty LP, 7.75%, 8/15/2019	315,000	379,421
National Retail Properties, Inc., 6.875%, 10/15/2017	280,000	315,486
Omega Healthcare Investors, Inc.[4], 7.50%, 2/15/2020	165,000	177,788

The accompanying notes are an integral part of the financial statements.	22

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Simon Property Group LP, 10.35%, 4/1/2019	$6,180,000	$8,735,992

		26,472,890

Total Financials		129,200,881

Health Care - 0.79%
Biotechnology - 0.36%
Amgen, Inc., 3.45%, 10/1/2020	3,000,000	3,009,897

Health Care Equipment & Supplies - 0.17%
Alere, Inc., 7.875%, 2/1/2016	85,000	89,038
Alere, Inc., 9.00%, 5/15/2016	437,000	466,498
Becton Dickinson and Co., 6.00%, 5/15/2039	330,000	381,531
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	75,000	77,062
Fresenius US Finance II, Inc.[4], 9.00%, 7/15/2015	355,000	414,462

		1,428,591

Health Care Providers & Services - 0.12%
BioScrip, Inc., 10.25%, 10/1/2015	165,000	174,488
HCA, Inc., 7.875%, 2/15/2020	315,000	348,862
Health Management Associates, Inc., 6.125%, 4/15/2016	255,000	262,650
LifePoint Hospitals, Inc.[4], 6.625%, 10/1/2020	260,000	273,650

		1,059,650

Life Sciences Tools & Services - 0.02%
PharmaNet Development Group, Inc.[4], 10.875%, 4/15/2017	180,000	187,200

Pharmaceuticals - 0.12%
Johnson & Johnson, 5.95%, 8/15/2037	160,000	190,828
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	525,000	602,662
Wyeth, 6.50%, 2/1/2034	155,000	186,731

		980,221

Total Health Care		6,665,559

Industrials - 4.96%
Aerospace & Defense - 0.40%
BE Aerospace, Inc., 6.875%, 10/1/2020	260,000	276,250
The Boeing Co., 6.00%, 3/15/2019	2,410,000	2,890,038
GeoEye, Inc., 9.625%, 10/1/2015	75,000	83,531
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/2017	115,000	127,650

		3,377,469

Air Freight & Logistics - 0.75%
FedEx Corp., 8.00%, 1/15/2019	4,690,000	6,043,295

23	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Air Freight & Logistics (continued)
United Parcel Service, Inc., 6.20%, 1/15/2038	$180,000	$214,940

		6,258,235

Airlines - 0.28%
Continental Airlines, Inc.[4], 6.75%, 9/15/2015	250,000	260,312
Delta Air Lines Pass-Through Trust, Series 2001-1, Class A-2, 7.111%, 9/18/2011	150,000	157,125
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	142,198	153,574
Delta Air Lines, Inc.[4], 9.50%, 9/15/2014	198,000	217,800
Southwest Airlines Co., 5.25%, 10/1/2014	355,000	383,001
Southwest Airlines Co., 5.75%, 12/15/2016	1,070,000	1,172,413

		2,344,225

Building Products - 0.05%
Building Materials Corp. of America[4], 6.875%, 8/15/2018	175,000	175,000
Building Materials Corp. of America[4], 7.50%, 3/15/2020	85,000	86,912
Owens Corning, 9.00%, 6/15/2019	150,000	181,835

		443,747

Commercial Services & Supplies - 0.50%
ACCO Brands Corp., 10.625%, 3/15/2015	80,000	90,300
Clean Harbors, Inc., 7.625%, 8/15/2016	149,000	157,381
Garda World Security Corp. (Canada)[4], 9.75%, 3/15/2017	165,000	175,725
Waste Management, Inc., 7.375%, 3/11/2019	3,000,000	3,778,626

		4,202,032

Industrial Conglomerates - 1.79%
GE Capital Trust I5, 6.375%, 11/15/2067	340,000	336,175
General Electric Capital Corp.[6], 3.00%, 12/9/2011	5,798,000	5,966,484
General Electric Capital Corp., 5.625%, 5/1/2018	1,800,000	2,011,514
General Electric Capital Corp., 5.50%, 1/8/2020	2,115,000	2,327,989
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	355,000	395,975
General Electric Co., 5.25%, 12/6/2017	180,000	202,656
Textron, Inc., 5.60%, 12/1/2017	3,150,000	3,420,009
Textron, Inc., 7.25%, 10/1/2019	350,000	416,576

		15,077,378

Machinery - 0.33%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	305,000	384,667
John Deere Capital Corp., 5.75%, 9/10/2018	2,060,000	2,426,264

		2,810,931

The accompanying notes are an integral part of the financial statements.	24

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Marine - 0.07%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island)[4], 8.875%, 11/1/2017	$415,000	$443,013
United Maritime Group LLC - United Maritime Group Finance Corp., 11.75%, 6/15/2015	115,000	114,856

		557,869

Road & Rail - 0.79%
CSX Corp., 7.375%, 2/1/2019	4,000,000	5,032,776
CSX Corp., 6.00%, 10/1/2036	355,000	377,809
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	935,000	946,514
RailAmerica, Inc., 9.25%, 7/1/2017	61,000	67,558
Union Pacific Corp., 5.65%, 5/1/2017	175,000	201,991

		6,626,648

Total Industrials		41,698,534

Information Technology - 0.80%
Communications Equipment - 0.12%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	205,000	171,175
Cisco Systems, Inc., 5.90%, 2/15/2039	440,000	494,512
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	290,000	302,325

		968,012

Computers & Peripherals - 0.07%
International Business Machines Corp., 5.60%, 11/30/2039	535,000	596,272

Electronic Equipment, Instruments & Components - 0.46%
Corning, Inc., 6.625%, 5/15/2019	3,200,000	3,863,901

IT Services - 0.08%
The Western Union Co., 5.253%, 4/1/2020	590,000	644,579

Semiconductors & Semiconductor Equipment - 0.05%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	150,000	162,000
Advanced Micro Devices, Inc.[4], 7.75%, 8/1/2020	85,000	90,100
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co.[4], 10.50%, 4/15/2018	180,000	193,050

		445,150

Software - 0.02%
Microsoft Corp., 5.20%, 6/1/2039	190,000	201,744

Total Information Technology		6,719,658

Materials - 1.08%
Chemicals - 0.11%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	320,000	383,296

25	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Chemicals (continued)
Ferro Corp., 7.875%, 8/15/2018	$260,000	$276,575
Rhodia S.A. (France)[4], 6.875%, 9/15/2020	265,000	278,581

		938,452

Containers & Packaging - 0.02%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[4], 8.50%, 5/15/2018	190,000	194,275

Metals & Mining - 0.46%
Alcoa, Inc., 5.72%, 2/23/2019	2,032,000	2,081,707
Alcoa, Inc., 5.87%, 2/23/2022	295,000	301,329
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	925,000	1,146,884
Steel Dynamics, Inc., 7.75%, 4/15/2016	335,000	357,613

		3,887,533

Paper & Forest Products - 0.49%
Georgia-Pacific LLC[4], 8.25%, 5/1/2016	145,000	166,387
International Paper Co., 9.375%, 5/15/2019	2,500,000	3,301,325
International Paper Co., 7.50%, 8/15/2021	490,000	597,526

		4,065,238

Total Materials		9,085,498

Telecommunication Services - 0.28%
Diversified Telecommunication Services - 0.12%
Clearwire Communications LLC - Clearwire Finance, Inc.[4], 12.00%, 12/1/2015	60,000	66,600
Clearwire Communications LLC - Clearwire Finance, Inc.[4], 12.00%, 12/1/2015	115,000	127,363
Inmarsat Finance plc (United Kingdom)[4], 7.375%, 12/1/2017	250,000	267,500
Intelsat Subsidiary Holding Co. Ltd. (Bermuda)[4], 8.875%, 1/15/2015	245,000	252,350
Wind Acquisition Finance S.A. (Luxembourg)[4], 11.75%, 7/15/2017	230,000	262,200

		976,013

Wireless Telecommunication Services - 0.16%
CC Holdings GS V LLC - Crown Castle GS III Corp.[4], 7.75%, 5/1/2017	185,000	207,662
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	390,000	433,758
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	224,000	228,202
NII Capital Corp., 8.875%, 12/15/2019	230,000	255,875
SBA Tower Trust[4], 5.101%, 4/15/2017	200,000	215,122

		1,340,619

Total Telecommunication Services		2,316,632

The accompanying notes are an integral part of the financial statements.	26

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 1.02%
Electric Utilities - 0.98%
Allegheny Energy Supply Co. LLC[4], 5.75%, 10/15/2019	$365,000	$382,829
Columbus Southern Power Co., Series C, 5.50%, 3/1/2013	1,800,000	1,976,989
Exelon Generation Co. LLC, 5.20%, 10/1/2019	5,000,000	5,519,215
Southwestern Electric Power Co., 6.45%, 1/15/2019	335,000	380,239

		8,259,272

Independent Power Producers & Energy Traders - 0.03%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.125%, 6/30/2017	107,343	115,394
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[4], 10.875%, 6/1/2016	75,000	83,250

		198,644

Multi-Utilities - 0.01%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	85,000	97,886

Total Utilities		8,555,802

Total Non-Convertible Corporate Bonds (Identified Cost $263,521,841)		279,612,924

TOTAL CORPORATE BONDS (Identified Cost $263,676,514)		279,780,249

MUTUAL FUNDS - 0.59%
iShares Dow Jones US Real Estate Index Fund	790	43,387
iShares iBoxx High Yield Corporate Bond Fund	24,030	2,180,482
iShares iBoxx Investment Grade Corporate Bond Fund	24,680	2,773,045

TOTAL MUTUAL FUNDS (Identified Cost $4,555,357)		4,996,914

U.S. TREASURY SECURITIES - 4.32%

U.S. Treasury Notes - 4.32%
U.S. Treasury Note, 0.375%, 9/30/2012	$17,000,000	17,011,951
U.S. Treasury Note, 2.25%, 5/31/2014	1,300,000	1,371,500
U.S. Treasury Note, 2.375%, 9/30/2014	2,490,000	2,640,177
U.S. Treasury Note, 1.875%, 8/31/2017	7,822,000	7,831,778
U.S. Treasury Note, 3.50%, 2/15/2018	3,700,000	4,078,384
U.S. Treasury Note, 3.75%, 11/15/2018	3,000,000	3,345,936

TOTAL U.S. TREASURY SECURITIES (Identified Cost $35,391,096)		36,279,726

27	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES - 0.06%

Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4], 5.29%, 3/25/2016	$170,000	$188,278
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	300,000	314,252

TOTAL ASSET-BACKED SECURITIES (Identified Cost $469,889)		502,530

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.23%
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4[5], 5.740%, 5/10/2045	100,000	111,467
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	100,000	107,975
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[5], 5.723%, 9/11/2038	100,000	111,870
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	100,000	109,298
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[5], 5.728%, 3/15/2049	100,000	109,394
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4,7], 3.156%, 11/1/2015	155,000	159,650
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[5], 5.198%, 12/15/2044	100,000	110,228
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[5], 5.872%, 4/15/2045	100,000	110,951
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[5], 5.881%, 6/15/2038	100,000	109,912
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[5], 5.414%, 7/12/2046	100,000	106,803
Vornado DP LLC, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	155,000	156,877
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5], 5.202%, 10/15/2044	100,000	110,451
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[5], 5.737%, 5/15/2043	100,000	110,834
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5], 6.011%, 6/15/2045	100,000	110,281
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4,7], 4.393%, 11/18/2043	265,000	272,935

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,849,990)		1,908,926

FOREIGN GOVERNMENT BONDS - 0.04%

Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019 (Identified Cost $493,011)	380,000	382,877

The accompanying notes are an integral part of the financial statements.	28

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES - 33.36%

Mortgage-Backed Securities - 9.33%
Fannie Mae, Pool #805347, 5.50%, 1/1/2020	$9,695	$10,594
Fannie Mae, Pool #816064, 4.50%, 4/1/2020	106,619	114,271
Fannie Mae, Pool #863151, 4.50%, 11/1/2020	56,780	60,607
Fannie Mae, Pool #851149, 5.00%, 4/1/2021	156,790	167,574
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	5,458,269	5,932,045
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	336,550	366,499
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	414,900	451,749
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	3,283,931	3,568,975
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	550,012	598,861
Fannie Mae, Pool #899023, 4.50%, 1/1/2022	56,206	59,713
Fannie Mae, Pool #899287, 5.00%, 2/1/2022	62,129	66,253
Fannie Mae, Pool #888815, 4.50%, 11/1/2022	494,919	525,798
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	5,758,841	6,258,706
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024	1,122,354	1,187,470
Fannie Mae, Pool #AA4537, 4.50%, 4/1/2024	127,608	135,012
Fannie Mae, Pool #AC0495, 4.50%, 9/1/2024	713,536	754,934
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024	1,046,656	1,107,380
Fannie Mae, Pool #AC5902, 4.50%, 10/1/2024	1,290,393	1,365,258
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	352,428	382,173
Fannie Mae, Pool #357319, 6.00%, 12/1/2032	101,800	113,119
Fannie Mae, Pool #790393, 6.50%, 9/1/2034	2,521	2,827
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	387,204	409,010
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	8,459,120	9,139,248
Fannie Mae, Pool #900130, 6.00%, 9/1/2036	226,168	246,366
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	816,681	905,185
Fannie Mae, Pool #901895, 6.50%, 9/1/2036	56,698	62,843
Fannie Mae, Pool #899393, 6.00%, 4/1/2037	104,069	113,168
Fannie Mae, Pool #939487, 5.00%, 6/1/2037	48,306	51,387
Fannie Mae, Pool #945845, 6.00%, 8/1/2037	91,016	98,974
Fannie Mae, Pool #949709, 6.50%, 9/1/2037	1,168	1,290
Fannie Mae, Pool #946148, 6.00%, 10/1/2037	521,575	567,178
Fannie Mae, Pool #950248, 6.00%, 10/1/2037	118,661	129,036
Fannie Mae, Pool #960196, 5.00%, 11/1/2037	36,369	38,689
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	518,164	551,110
Fannie Mae, Pool #929084, 5.00%, 2/1/2038	198,340	210,994
Fannie Mae, Pool #969756, 5.00%, 2/1/2038	395,299	420,433
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	649,796	691,112
Fannie Mae, Pool #961950, 5.00%, 3/1/2038	7,287	7,905
Fannie Mae, Pool #973091, 5.00%, 3/1/2038	19,656	20,905
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	370,270	393,891
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	985,519	1,048,390
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	727,723	773,994
Fannie Mae, Pool #976516, 5.00%, 5/1/2038	23,799	25,313

29	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #984379, 6.00%, 5/1/2038	$638,355	$693,570
Fannie Mae, Pool #981636, 5.00%, 6/1/2038	20,661	21,975
Fannie Mae, Pool #981650, 5.00%, 6/1/2038	306,261	325,734
Fannie Mae, Pool #985554, 5.00%, 6/1/2038	61,261	65,156
Fannie Mae, Pool #982317, 6.00%, 6/1/2038	76,577	83,201
Fannie Mae, Pool #934329, 5.00%, 7/1/2038	322,458	342,960
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	12,500,000	13,616,351
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	306,900	333,445
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	1,025,168	1,113,841
Fannie Mae, Pool #988990, 6.00%, 9/1/2038	25,463	27,665
Fannie Mae, Pool #990503, 6.00%, 9/1/2038	85,181	92,549
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	1,414,444	1,536,787
Fannie Mae, Pool #986889, 6.00%, 10/1/2038	604,309	656,579
Fannie Mae, Pool #983839, 5.00%, 11/1/2038	28,511	30,323
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	527,997	573,666
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	396,576	430,878
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	267,945	291,121
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	790,409	840,665
Fannie Mae, Pool #992293, 5.00%, 1/1/2039	265,367	282,239
Fannie Mae, Pool #994216, 5.00%, 1/1/2039	40,693	43,280
Fannie Mae, Pool #AA1717, 5.00%, 1/1/2039	465,362	494,951
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	723,920	769,876
Fannie Mae, Pool #988811, 6.00%, 1/1/2039	303,695	329,963
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	701,847	746,402
Fannie Mae, Pool #AA1686, 5.00%, 3/1/2039	212,903	226,419
Fannie Mae, Pool #AA4461, 5.00%, 3/1/2039	42,568	45,270
Fannie Mae, Pool #AA3636, 6.00%, 3/1/2039	325,306	353,342
Fannie Mae, Pool #AA5087, 5.00%, 4/1/2039	68,930	73,305
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	924,323	1,003,984
Fannie Mae, Pool #AC2881, 6.00%, 8/1/2039	223,673	243,020
Fannie Mae, Pool #AC1901, 5.00%, 9/1/2039	212,330	225,809
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	499,302	530,999
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	1,168,330	1,242,499
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	398,416	423,708
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	869,393	924,584
Fannie Mae, Pool #AC8791, 5.00%, 1/1/2040	36,434	38,747
Freddie Mac, Pool #B16835, 5.50%, 10/1/2019	7,839	8,518
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	1,772,312	1,925,870
Freddie Mac, Pool #G11912, 5.50%, 3/1/2021	198,415	217,838
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	565,097	616,169
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	380,912	415,337
Freddie Mac, Pool #J06512, 5.00%, 12/1/2022	92,171	98,109
Freddie Mac, Pool #G12966, 5.50%, 1/1/2023	44,724	48,403

The accompanying notes are an integral part of the financial statements.	30

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	$315,167	$343,060
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	552,461	602,391
Freddie Mac, Pool #G13136, 4.50%, 5/1/2023	78,473	83,013
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	293,860	318,035
Freddie Mac, Pool #G01736, 6.50%, 9/1/2034	6,406	7,210
GNMA, Pool #365225, 9.00%, 11/15/2024	1,930	2,287
GNMA, Pool #398655, 6.50%, 5/15/2026	863	971
GNMA, Pool #452826, 9.00%, 1/15/2028	2,032	2,431
GNMA, Pool #460820, 6.00%, 6/15/2028	9,711	10,772
GNMA, Pool #458983, 6.00%, 1/15/2029	25,196	27,951
GNMA, Pool #530481, 8.00%, 8/15/2030	16,414	19,732
GNMA, Pool #577796, 6.00%, 1/15/2032	17,838	19,788
GNMA, Pool #003808, 6.00%, 1/20/2036	290,668	319,686
GNMA, Pool #651235, 6.50%, 2/15/2036	224,124	250,974
GNMA, Pool #003830, 5.50%, 3/20/2036	689,844	748,855
GNMA, Pool #671304, 5.50%, 6/15/2037	108,934	118,295
GNMA, Pool #671531, 5.50%, 9/15/2037	68,334	74,206
GNMA, Pool #671161, 5.50%, 11/15/2037	285,968	310,541
GNMA, Pool #672715, 5.50%, 5/15/2038	218,285	236,974
GNMA, Pool #782639, 5.50%, 12/15/2038	629,196	683,084
GNMA, Pool #707098, 5.50%, 1/15/2039	788,623	856,144
GNMA, Pool #703481, 5.50%, 2/15/2039	1,716,331	1,863,283

Total Mortgage-Backed Securities (Identified Cost $76,902,005)		78,441,029

Other Agencies - 24.03%
Fannie Mae, 0.50%, 10/30/2012	8,000,000	8,010,952
Fannie Mae, 3.875%, 7/12/2013	11,000,000	11,978,934
Fannie Mae, 2.375%, 7/28/2015	15,500,000	16,239,753
Fannie Mae, 5.25%, 9/15/2016	9,500,000	11,347,256
Fannie Mae, 6.25%, 5/15/2029	2,429,000	3,137,654
Fannie Mae, 7.25%, 5/15/2030	2,910,000	4,147,157
Fannie Mae, 6.625%, 11/15/2030	2,339,000	3,129,117
Federal Farm Credit Bank, 5.125%, 8/25/2016	3,640,000	4,356,319
Federal Home Loan Bank, 4.625%, 10/10/2012	1,600,000	1,732,438
Federal Home Loan Bank, 4.50%, 11/15/2012	10,000	10,827
Federal Home Loan Bank, 3.375%, 2/27/2013	10,000	10,667
Federal Home Loan Bank, 3.625%, 10/18/2013	5,500,000	5,997,321
Federal Home Loan Bank, 5.25%, 6/18/2014	4,950,000	5,748,252
Federal Home Loan Bank, 5.00%, 11/17/2017	7,985,000	9,536,709
Freddie Mac, 0.375%, 11/30/2012	15,000,000	14,978,850
Freddie Mac, 0.875%, 10/28/2013	32,000,000	32,213,184
Freddie Mac, 3.00%, 7/28/2014	3,400,000	3,661,674

31	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 2.875%, 2/9/2015	$12,110,000	$12,984,390
Freddie Mac, 1.75%, 9/10/2015	7,445,000	7,572,779
Freddie Mac, 5.50%, 7/18/2016	2,600,000	3,145,165
Freddie Mac, 5.125%, 10/18/2016	10,495,000	12,465,898
Freddie Mac, 5.50%, 8/23/2017	7,640,000	9,300,653
Freddie Mac, 5.125%, 11/17/2017	2,255,000	2,699,400
Freddie Mac, 3.75%, 3/27/2019	10,825,000	11,839,703
Freddie Mac, 6.75%, 3/15/2031	1,693,000	2,308,475
Freddie Mac, 6.25%, 7/15/2032	2,625,000	3,426,397

Total Other Agencies (Identified Cost $194,290,830)		201,979,924

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $271,192,835)		280,420,953

SHORT-TERM INVESTMENTS - 4.16%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.16%,	27,131,892	27,131,892
Freddie Mac Discount Notes[9], 0.175%, 11/29/2010	$7,822,000	7,821,270

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $34,952,827)		34,953,162

TOTAL INVESTMENTS - 98.62% (Identified Cost $785,213,662)		829,034,828
OTHER ASSETS, LESS LIABILITIES - 1.38%		11,560,112

NET ASSETS - 100%		$840,594,940

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCTOBER 31, 201010:

Settlement Date	Contracts to Deliver		In Exchange For	Contracts At Value	Unrealized Depreciation

11/30/2010	EUR	400,000	$552,220	$556,513	$(4,293)

ADR - American Depository Receipt

EUR - Euro currency

NVDR - Non-Voting Depository Receipt

The accompanying notes are an integral part of the financial statements.	32

Investment Portfolio - October 31, 2010

Pro-Blend® Conservative Term Series

*	Non-income producing security
**	Less than 0.01%
[1]	International Fair Value factor from pricing service was applied.
[2]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[3]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[4]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid. These securities amount to $10,779,100, or 1.28%, of the Series’ net assets as of October 31, 2010.

[5]	The coupon rate is floating and is the stated rate as of October 31, 2010.
6	Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
[7]	Security has been valued at fair value.
[8]	Rate shown is the current yield as of October 31, 2010.
[9]	Rate shown reflects the annualized yield at time of purchase.
[10]	The counterparty for all forward foreign currency exchange contracts is The Bank of New York Mellon Corp.

33	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2010

ASSETS:
Investments, at value (identified cost $785,213,662) (Note 2)	$829,034,828
Cash	143,297
Receivable for securities sold	40,238,774
Interest receivable	5,864,989
Receivable for fund shares sold	3,079,768
Dividends receivable	96,417
Foreign tax reclaims receivable	60,156

TOTAL ASSETS	878,518,229

LIABILITIES:

Accrued management fees (Note 3)	456,771
Accrued shareholder services fees (Class S) (Note 3)	111,448
Accrued fund accounting and administration fees (Note 3)	41,182
Accrued transfer agent fees (Note 3)	25,597
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	14,097
Accrued directors’ fees (Note 3)	631
Accrued Chief Compliance Officer service fees (Note 3)	247
Payable for securities purchased	36,904,835
Payable for fund shares repurchased	259,866
Unrealized depreciation on foreign forward currency contracts (Note 2)	4,293
Other payables and accrued expenses	104,322

TOTAL LIABILITIES	37,923,289

TOTAL NET ASSETS	$840,594,940

NET ASSETS CONSIST OF:

Capital stock	$654,148
Additional paid-in-capital	765,450,498
Undistributed net investment income	8,279,669
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	22,387,752
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	43,822,873

TOTAL NET ASSETS	$840,594,940

The accompanying notes are an integral part of the financial statements.	34

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2010

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($683,681,219/51,140,666 shares)	$13.37

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($139,398,683/12,642,470 shares)	$11.03

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($17,513,897/1,631,559 shares)	$10.73

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($1,141/106 shares)	$10.76

35	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Interest	$16,659,543
Dividends (net of foreign taxes withheld, $61,128)	2,377,378

Total Investment Income	19,036,921

EXPENSES:

Management fees (Note 3)	3,597,994
Shareholder services fees (Class S) (Note 3)	959,609
Fund accounting and administration fees (Note 3)	161,096
Transfer agent fees (Note 3)	79,235
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	63,027
Directors’ fees (Note 3)	15,652
Chief Compliance Officer service fees (Note 3)	2,724
Custodian fees	64,001
Miscellaneous	259,510

Total Expenses	5,202,848
Less reduction of expenses (Note 3)	(758)

Net Expenses	5,202,090

NET INVESTMENT INCOME	13,834,831

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	24,668,346
Foreign currency and translation of other assets and liabilities	(15,245)
Forward foreign currency exchange contracts	(4,851)

24,648,250

Net change in unrealized appreciation (depreciation) on-
Investments	29,245,463
Foreign currency and translation of other assets and liabilities	4,136
Forward foreign currency exchange contracts	(4,293)

29,245,306

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	53,893,556

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,728,387

The accompanying notes are an integral part of the financial statements.	36

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$13,834,831	$4,685,975
Net realized gain on investments and foreign currency	24,648,250	244,460
Net change in unrealized appreciation on investments and foreign currency	29,245,306	22,248,877

Net increase from operations	67,728,387	27,179,312

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,599,872)	(2,955,314)
From net investment income (Class C)	(60,752)	—
From net investment income (Class I)	(2,249,942)	(235,623)

Total distributions to shareholders	(8,910,566)	(3,190,937)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	357,696,696	260,840,800

Net increase in net assets	416,514,517	284,829,175

NET ASSETS:

Beginning of year	424,080,423	139,251,248

End of year (including undistributed net investment income of $8,279,669 and $3,372,561, respectively)	$840,594,940	$424,080,423

37	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	For the Years Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.21	$11.13	$12.74	$12.35	$11.90

Income (loss) from investment operations:
Net investment income	0.29 [1]	0.23 [1]	0.24	0.30	0.28
Net realized and unrealized gain (loss) on investments	1.07	1.07	(1.15)	0.65	0.69

Total from investment operations	1.36	1.30	(0.91)	0.95	0.97

Less distributions to shareholders:
From net investment income	(0.20)	(0.22)	(0.27)	(0.31)	(0.20)
From net realized gain on investments	—	—	(0.43)	(0.25)	(0.32)

Total distributions to shareholders	(0.20)	(0.22)	(0.70)	(0.56)	(0.52)

Net asset value - End of year	$13.37	$12.21	$11.13	$12.74	$12.35

Net assets - End of year (000’s omitted)	$683,681	$328,201	$139,174	$110,567	$71,790

Total return[2]	11.26%	11.83%	(7.52%)	7.95%	8.49%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.92%	0.99%	1.00%
Net investment income	2.28%	1.97%	2.33%	2.73%	2.65%
Series portfolio turnover	42%	47%	45%	49%	48%

*        The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[3]	0.03%	0.05%	N/A	0.07%

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	38

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	For the Years Ended		For the Period 3/28/08[1] to 10/31/08
	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.11	$9.27	$10.00

Income (loss) from investment operations:
Net investment income	0.26 [2]	0.21 [2]	0.06
Net realized and unrealized gain (loss) on investments	0.88	0.87	(0.74)

Total from investment operations	1.14	1.08	(0.68)

Less distributions to shareholders:
From net investment income	(0.22)	(0.24)	(0.05)

Net asset value - End of period	$11.03	$10.11	$9.27

Net assets - End of period (000’s omitted)	$139,399	$95,879	$77

Total return[3]	11.49%	11.94%	(6.81%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%[4]
Net investment income	2.48%	2.17%	1.81%[4]
Series portfolio turnover	42%	47%	45%

*        The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting andtransfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. Ifthese expenses had been incurred by the Class, the expense ratio (to average net assets) would have beenincreased by the following amount:

	0.00%[5]	0.03%	0.15%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the year.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

39	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class C

For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.12 [2]
Net realized and unrealized gain on investments	0.68

Total from investment operations	0.80

Less distributions to shareholders:
From net investment income	(0.07)

Net asset value - End of period	$10.73

Net assets - End of period (000’s omitted)	$17,514

Total return[3]	8.03%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.70%[4]
Net investment income	1.43%[4]
Series portfolio turnover	42%

*       The investment advisor did not impose all or a portion of its other fees during the period and paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets)would have been increased by the following amount:

0.00%[4,5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	40

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.05 [2]
Net realized and unrealized gain on investments	0.71

Total from investment operations	0.76

Net asset value - End of period	$10.76

Net assets - End of period (000’s omitted)	$1

Total return[3]	7.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%[4]
Net investment income	1.51%[4]
Series portfolio turnover	42%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[4]	Annualized.

41	The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S2	12.81%	5.32%	5.76%	7.15%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I2,3	13.13%	5.60%	6.09%	7.50%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class C2,3	12.03%	4.55%	5.04%	6.43%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R2,3	12.29%	5.02%	5.53%	6.95%
Barclays Capital U.S. Aggregate Bond Index[4,6]	8.01%	6.45%	6.38%	6.26%
10%/30%/60% Blended Index[4,5,6]	12.05%	5.53%	4.92%	7.06%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2010 to the Barclays Capital U.S. Aggregate Bond Index and a 10%/30%/60% Blended Index.

[1]

Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 1.09% for Class S, 0.84% for Class I, 1.84% for Class C and 1.34% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S, 0.84% for Class I, 1.84% for class C and 1.34% for Class R for the year ended October 31, 2010.

[3]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

[4]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5

The 10%/30%/60% Blended Index is 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

42

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010, except for Class R Actual, which is from June 30, 2010* to October 31, 2010).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10*	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/30/10**	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,042.00	$5.71	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class I
Actual	$1,000.00	$1,043.80	$4.43	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%
Class C
Actual	$1,000.00	$1,037.80	$9.50	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class R
Actual	$1,000.00	$1,099.00	$4.74	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.33	$4.54	1.34%

*	Class R inception date was June 30, 2010.

43

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

**

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class R Actual return information, which reflects the 123 day period ended October 31, 2010 due to its inception date of June 30, 2010). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

44

Portfolio Composition - Pro-Blend® Moderate Term Series (unaudited)

As of October 31, 2010

Sector Allocation[3]
Financials	17.39%
Information Technology	11.79%
Industrials	8.22%
Consumer Discretionary	7.15%
Health Care	6.36%
Energy	6.16%
Consumer Staples	6.07%
Materials	4.60%
Telecommunication Services	0.68%
Utilities	0.46%

[3] Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Google, Inc. - Class A	1.78%
Monsanto Co.	1.65%
Hess Corp.	1.23%
Cisco Systems, Inc.	1.19%
Becton, Dickinson and Co.	1.07%
QUALCOMM, Inc.	0.88%
Schlumberger Ltd.	0.87%
Virgin Media, Inc. (United Kingdom)	0.83%
Baker Hughes, Inc.	0.82%
The Charles Schwab Corp.	0.81%

[4]	As a percentage of total investments.

45

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS - 41.94%

Consumer Discretionary - 4.63%
Auto Components - 0.03%
Hankook Tire Co. Ltd. (South Korea)[1]	13,160	$342,777

Automobiles - 0.08%
Bayerische Motoren Werke AG (BMW) (Germany)[1]	5,960	427,168
Suzuki Motor Corp. (Japan)[1]	3,900	95,186
Yamaha Motor Co. Ltd. (Japan)*,1	16,000	245,498

		767,852

Distributors - 0.03%
Inchcape plc (United Kingdom)*,1	53,446	298,671

Hotels, Restaurants & Leisure - 0.09%
Accor S.A. (France)[1]	2,410	98,901
Choice Hotels International, Inc.	8,860	336,946
Club Mediterranee S.A. (France)*,1	2,590	50,704
Hyatt Hotels Corp. - Class A*	3,710	149,513
Wendy’s - Arby’s Group, Inc. - Class A	57,080	262,568

		898,632

Household Durables - 0.16%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	55,360	175,746
Harman International Industries, Inc.*	6,880	230,824
Lennar Corp. - Class A	10,170	147,567
LG Electronics, Inc. (South Korea)[1]	2,400	211,337
NVR, Inc.*	310	194,497
Rodobens Negocios Imobiliarios S.A. (Brazil)	45,470	470,665
Tupperware Brands Corp.	3,000	134,430

		1,565,066

Leisure Equipment & Products - 0.01%
Sankyo Co. Ltd. (Japan)[1]	1,800	95,902

Media - 3.11%
Gestevision Telecinco S.A. (Spain)[1]	39,070	498,565
Grupo Televisa S.A. - ADR (Mexico)	15,190	341,015
Imax Corp. (Canada)*	14,670	317,605
Liberty Global, Inc. - Class A*	118,030	4,460,354
Mediacom Communications Corp. - Class A*	19,200	132,480
Mediaset S.p.A. (Italy)[1]	12,340	91,109
Reed Elsevier plc (United Kingdom)[1]	24,510	210,281
Reed Elsevier plc - ADR (United Kingdom)	4,434	152,130
Societe Television Francaise 1 (France)[1]	33,820	554,314
Time Warner, Inc.	222,470	7,232,500
Virgin Media, Inc. (United Kingdom)	317,660	8,078,094
The Walt Disney Co.	208,920	7,544,101

The accompanying notes are an integral part of the financial statements.	46

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Wolters Kluwer N.V. (Netherlands)[1]	8,395	$191,363

		29,803,911

Multiline Retail - 0.07%
Marks & Spencer Group plc (United Kingdom)[1]	42,270	289,692
Nordstrom, Inc.	3,110	119,766
PPR (France)[1]	1,625	267,270

		676,728

Specialty Retail - 1.01%
Chico’s FAS, Inc.	12,480	121,306
Dick’s Sporting Goods, Inc.*	11,070	319,037
The Finish Line, Inc. - Class A	9,450	144,585
The Home Depot, Inc.	170,170	5,254,849
KOMERI Co. Ltd. (Japan)[1]	4,800	99,705
Lumber Liquidators Holdings, Inc.*	7,410	178,433
The Sherwin-Williams Co.	48,470	3,536,856

		9,654,771

Textiles, Apparel & Luxury Goods - 0.04%
Adidas AG (Germany)[1]	3,530	229,917
Skechers U.S.A., Inc. - Class A*	6,880	133,747

		363,664

Total Consumer Discretionary		44,467,974

Consumer Staples - 5.35%
Beverages - 0.90%
The Coca-Cola Co.	127,750	7,833,630
Diageo plc (United Kingdom)[1]	11,520	212,517
Heineken N.V. (Netherlands)[1]	8,110	411,707
Kirin Holdings Co. Ltd. (Japan)[1]	15,200	208,296

		8,666,150

Food & Staples Retailing - 1.40%
BJ’s Wholesale Club, Inc.*	4,670	194,879
Carrefour S.A. (France)[1]	23,260	1,259,380
Casino Guichard-Perrachon S.A. (France)[1]	2,420	227,677
The Kroger Co.	243,300	5,352,600
Safeway, Inc.	235,450	5,391,805
SUPERVALU, Inc.	18,070	194,975
Tesco plc (United Kingdom)[1]	118,645	811,966

		13,433,282

47	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 2.97%
Diamond Foods, Inc.	3,290	$145,418
Flowers Foods, Inc.	12,090	308,053
General Mills, Inc.	80,110	3,007,330
Kellogg Co.	49,470	2,486,362
Kraft Foods, Inc. - Class A	228,000	7,357,560
Nestle S.A. (Switzerland)[1]	131,880	7,223,660
Sanderson Farms, Inc.	3,510	147,350
Suedzucker AG (Germany)[1]	6,710	158,429
Unilever plc - ADR (United Kingdom)	263,849	7,656,898

		28,491,060

Household Products - 0.03%
Reckitt Benckiser Group plc (United Kingdom)[1]	5,530	308,954

Personal Products - 0.05%
Alberto-Culver Co.	6,290	234,554
Beiersdorf AG (Germany)[1]	2,000	130,301
Kao Corp. (Japan)[1]	3,300	83,876

		448,731

Total Consumer Staples		51,348,177

Energy - 4.18%
Energy Equipment & Services - 2.71%
Baker Hughes, Inc.	172,750	8,003,508
Calfrac Well Services Ltd. (Canada)	18,400	462,571
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*,1	15,460	361,127
Dril-Quip, Inc.*	4,160	287,456
Schlumberger Ltd.	120,735	8,438,169
Trican Well Service Ltd. (Canada)	37,000	641,396
Weatherford International Ltd. (Switzerland)*	461,440	7,756,806

		25,951,033

Oil, Gas & Consumable Fuels - 1.47%
Cameco Corp. (Canada)	9,110	282,046
Forest Oil Corp.*	3,540	108,784
Hess Corp.	190,070	11,980,112
Mariner Energy, Inc.*	5,381	134,095
Paladin Energy Ltd. (Australia)*	72,020	292,345
Repsol YPF S.A. (Spain)[1]	4,650	128,947
Royal Dutch Shell plc - Class B (Netherlands)[1]	6,202	198,475
Royal Dutch Shell plc - Class B - ADR (Netherlands)	6,420	412,934
Talisman Energy, Inc. (Canada)	21,070	381,983

The accompanying notes are an integral part of the financial statements.	48

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Total S.A. (France)[1]	3,960	$215,560

		14,135,281

Total Energy		40,086,314

Financials - 4.69%
Capital Markets - 1.74%
The Bank of New York Mellon Corp.[2]	273,230	6,847,144
The Charles Schwab Corp.	509,880	7,852,152
Credit Suisse Group AG - ADR (Switzerland)	2,140	88,810
Daiwa Securities Group, Inc. (Japan)[1]	7,000	28,541
Evercore Partners, Inc. - Class A	4,660	141,478
Financial Engines, Inc.*	8,050	118,576
GAM Holding AG (Switzerland)*,1	27,690	437,472
The Goldman Sachs Group, Inc.	1,740	280,053
Greenhill & Co., Inc.	1,580	122,719
Lazard Ltd. - Class A (Bermuda)	3,570	131,733
Northern Trust Corp.	4,850	240,705
State Street Corp.	9,640	402,566

		16,691,949

Commercial Banks - 0.34%
Banco Santander S.A. (Spain)[1]	13,010	166,991
Banco Santander S.A. - ADR (Spain)	31,100	398,391
Barclays plc - ADR (United Kingdom)	4,940	87,191
BNP Paribas (France)[1]	2,040	149,218
The Chugoku Bank Ltd. (Japan)[1]	9,800	113,673
Credit Agricole S.A. (France)[1]	4,505	73,885
First Commonwealth Financial Corp.	90,920	529,154
First Financial Bancorp	14,290	240,644
The Hachijuni Bank Ltd. (Japan)[1]	16,800	86,212
HSBC Holdings plc (United Kingdom)[1]	18,560	193,167
HSBC Holdings plc - ADR (United Kingdom)	6,662	347,157
ICICI Bank Ltd. - ADR (India)	3,620	190,340
Mitsubishi UFJ Financial Group, Inc. (Japan)[1]	11,200	51,979
Societe Generale - ADR (France)[3]	8,880	105,938
The Sumitomo Trust & Banking Co. Ltd. (Japan)[1]	16,800	91,725
U.S. Bancorp	16,870	407,916

		3,233,581

Consumer Finance - 0.81%
American Express Co.	184,090	7,632,371
Discover Financial Services	6,770	119,491

		7,751,862

49	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Diversified Financial Services - 0.20%
Bank of America Corp.	5,910	$67,610
Deutsche Boerse AG (Germany)[1]	8,290	583,191
Financiere Marc de Lacharriere S.A. (Fimalac) (France)[1]	3,453	148,603
ING Groep N.V. (Netherlands)*,1	4,775	51,087
JPMorgan Chase & Co.	12,770	480,535
Moody’s Corp.	23,060	624,004

		1,955,030

Insurance - 0.48%
Allianz SE (Germany)[1]	9,280	1,162,114
The Allstate Corp.	9,920	302,461
Amil Participacoes S.A. (Brazil)	34,230	348,279
AXA S.A. (France)[1]	4,080	74,407
Brown & Brown, Inc.	17,580	391,858
Mapfre S.A. (Spain)[1]	74,000	245,899
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	2,955	461,869
The Progressive Corp.	23,010	486,892
Willis Group Holdings plc (United Kingdom)	18,215	579,237
Zurich Financial Services AG (Switzerland)[1]	2,280	557,956

		4,610,972

Real Estate Investment Trusts (REITS) - 0.99%
Acadia Realty Trust	6,930	132,224
Alexandria Real Estate Equities, Inc.	3,940	289,511
Alstria Office REIT AG (Germany)[1]	22,190	309,151
American Campus Communities, Inc.	12,300	389,049
Apartment Investment & Management Co. - Class A	14,110	328,904
Associated Estates Realty Corp.	5,940	82,507
AvalonBay Communities, Inc.	2,670	283,848
BioMed Realty Trust, Inc.	25,010	458,933
Boston Properties, Inc.	3,420	294,770
British Land Co. plc (United Kingdom)[1]	11,460	93,564
Camden Property Trust	5,290	262,331
Cogdell Spencer, Inc.	33,000	216,810
Corporate Office Properties Trust	23,980	851,050
DiamondRock Hospitality Co.*	8,050	85,169
Digital Realty Trust, Inc.	4,570	272,966
Douglas Emmett, Inc.	6,240	111,946
DuPont Fabros Technology, Inc.	16,830	422,433
Equity Lifestyle Properties, Inc.	4,180	237,926
Equity One, Inc.	4,860	90,882
Equity Residential	5,180	251,903
HCP, Inc.	6,790	244,508

The accompanying notes are an integral part of the financial statements.	50

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Health Care REIT, Inc.	4,480	$228,928
Healthcare Realty Trust, Inc.	10,240	247,194
Home Properties, Inc.	7,390	402,385
Host Hotels & Resorts, Inc.	19,394	308,171
LaSalle Hotel Properties	5,520	130,769
Lexington Realty Trust	12,000	93,360
Mack-Cali Realty Corp.	3,590	120,552
National Health Investors, Inc.	1,950	90,285
National Retail Properties, Inc.	9,890	268,019
Omega Healthcare Investors, Inc.	6,050	139,150
Pebblebrook Hotel Trust*	13,890	272,105
Public Storage	2,540	252,019
Realty Income Corp.	7,880	270,126
Simon Property Group, Inc.	3,238	310,913
Sovran Self Storage, Inc.	3,280	128,150
Tanger Factory Outlet Centers	5,340	255,893
UDR, Inc.	13,650	306,852

		9,535,256

Real Estate Management & Development - 0.02%
CB Richard Ellis Group, Inc. - Class A*	5,000	91,750
Renhe Commercial Holdings Co. Ltd. (China)[1]	208,000	39,786
Thomas Properties Group, Inc.*	12,800	47,872

		179,408

Thrifts & Mortgage Finance - 0.11%
Aareal Bank AG (Germany)*,1	8,370	204,346
First Niagara Financial Group, Inc.	42,410	502,558
Hudson City Bancorp, Inc.	9,000	104,850
People’s United Financial, Inc.	20,770	255,679

		1,067,433

Total Financials		45,025,491

Health Care - 4.87%
Biotechnology - 0.33%
Acorda Therapeutics, Inc.*	15,520	419,661
Amgen, Inc.*	12,980	742,326
Basilea Pharmaceutica AG (Switzerland)*,1	6,700	470,007
Celera Corp.*	184,360	1,050,852
Cepheid, Inc.*	24,070	506,433

		3,189,279

51	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies - 3.10%
Abaxis, Inc.*	22,140	$531,581
Alere, Inc.*	48,070	1,420,468
Becton, Dickinson and Co.	138,470	10,457,254
Boston Scientific Corp.*	1,201,820	7,667,612
Cochlear Ltd. (Australia)[1]	16,370	1,140,353
Conceptus, Inc.*	36,200	514,402
Covidien plc (Ireland)	21,040	838,865
DENTSPLY International, Inc.	29,530	926,947
DexCom, Inc.*	51,120	702,900
Gen-Probe, Inc.*	23,450	1,135,683
Hologic, Inc.*	27,610	442,312
Insulet Corp.*	52,200	832,590
Mindray Medical International Ltd. - ADR (China)	2,770	80,275
Sirona Dental Systems, Inc.*	12,740	479,661
Straumann Holding AG (Switzerland)[1]	5,170	1,082,341
Zoll Medical Corp.*	46,320	1,506,790

		29,760,034

Health Care Providers & Services - 0.47%
Bio-Reference Laboratories, Inc.*	24,930	537,491
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	108,540	124,859
Cross Country Healthcare, Inc.*	75,450	550,785
Diagnosticos da America S.A. (Brazil)	106,630	1,295,012
Odontoprev S.A. (Brazil)	35,320	519,320
Sonic Healthcare Ltd. (Australia)[1]	140,860	1,502,841

		4,530,308

Health Care Technology - 0.43%
Allscripts Healthcare Solutions, Inc.*	24,640	470,378
Cerner Corp.*	40,859	3,588,646

		4,059,024

Life Sciences Tools & Services - 0.25%
Caliper Life Sciences, Inc.*	214,397	964,786
Lonza Group AG (Switzerland)[1]	7,850	687,210
Sequenom, Inc.*	111,770	709,740

		2,361,736

Pharmaceuticals - 0.29%
AstraZeneca plc - ADR (United Kingdom)	3,380	170,555
AstraZeneca plc (United Kingdom)[1]	1,890	95,071
Bayer AG (Germany)[1]	9,575	714,175
GlaxoSmithKline plc (United Kingdom)[1]	12,270	239,604
Sanofi-Aventis S.A. (France)[1]	1,960	137,321

The accompanying notes are an integral part of the financial statements.	52

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Santen Pharmaceutical Co. Ltd. (Japan)[1]	3,900	$134,391
Shire plc (Ireland)[1]	14,185	332,883
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	2,400	112,503
UCB S.A. (Belgium)[1]	21,810	846,054

		2,782,557

Total Health Care		46,682,938

Industrials - 3.97%
Aerospace & Defense - 0.76%
The Boeing Co.	101,490	7,169,254
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	6,020	173,677

		7,342,931

Air Freight & Logistics - 1.63%
Atlas Air Worldwide Holdings, Inc.*	4,130	215,834
FedEx Corp.	82,980	7,279,006
TNT N.V. (Netherlands)[1]	19,380	515,395
United Parcel Service, Inc. - Class B	112,725	7,590,901

		15,601,136

Airlines - 0.90%
Copa Holdings S.A. - Class A (Panama)	3,580	181,613
Deutsche Lufthansa AG (Germany)*,1	14,475	309,440
Ryanair Holdings plc - ADR (Ireland)	13,340	435,284
Southwest Airlines Co.	559,795	7,702,779

		8,629,116

Commercial Services & Supplies - 0.11%
Tomra Systems ASA (Norway)[1]	171,650	1,045,981

Construction & Engineering - 0.01%
MYR Group, Inc.*	7,040	109,754

Electrical Equipment - 0.16%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	31,790	657,735
Alstom S.A. (France)[1]	8,380	423,207
Nexans S.A. (France)[1]	2,130	151,926
Schneider Electric S.A. (France)[1]	1,880	267,114

		1,499,982

Industrial Conglomerates - 0.13%
Siemens AG (Germany)[1]	10,645	1,214,759

Machinery - 0.13%
ArvinMeritor, Inc.*	8,510	141,096
Astec Industries, Inc.*	4,000	117,880

53	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
FANUC Ltd. (Japan)[1]	1,400	$202,677
Lindsay Corp.	3,200	184,480
SmartHeat, Inc. (China)*	6,120	39,719
Titan International, Inc.	15,440	234,225
Wabtec Corp.	4,960	232,326
Westport Innovations, Inc. (Canada)*	7,160	129,739

		1,282,142

Professional Services - 0.01%
Randstad Holding N.V. (Netherlands)*,1	3,110	148,157

Road & Rail - 0.13%
All America Latina Logistica S.A. (Brazil)	70,150	663,419
Heartland Express, Inc.	15,600	232,596
RailAmerica, Inc.*	28,410	329,556

		1,225,571

Total Industrials		38,099,529

Information Technology - 11.07%
Communications Equipment - 2.84%
Alcatel-Lucent - ADR (France)*	247,680	859,450
Cisco Systems, Inc.*	508,334	11,605,265
Infinera Corp.*	84,570	692,628
Juniper Networks, Inc.*	148,702	4,816,458
QUALCOMM, Inc.	189,130	8,535,437
Riverbed Technology, Inc.*	13,370	769,310

		27,278,548

Computers & Peripherals - 0.88%
Apple, Inc.*	1,080	324,939
Compellent Technologies, Inc.*	27,810	702,759
EMC Corp.*	346,410	7,278,074
Immersion Corp.*	23,280	143,172

		8,448,944

Electronic Equipment, Instruments & Components - 0.40%
Amphenol Corp. - Class A	44,180	2,214,743
Cogent, Inc.*	74,720	786,054
Hitachi Ltd. (Japan)[1]	52,000	235,022
Keyence Corp. (Japan)[1]	521	129,079
LoJack Corp.*	86,205	421,543

		3,786,441

Internet Software & Services - 2.02%
comScore, Inc.*	14,250	335,018

The accompanying notes are an integral part of the financial statements.	54

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services (continued)
Google, Inc. - Class A*	28,226	$17,302,256
NetEase.com, Inc. - ADR (China)*	3,520	147,136
Tencent Holdings Ltd. (China)[1]	8,100	186,198
VistaPrint N.V. (Netherlands)*	20,260	852,338
Vocus, Inc.*	24,970	553,085

		19,376,031

IT Services - 3.26%
Accenture plc - Class A (Ireland)	18,620	832,500
Amadeus IT Holding S.A. - Class A (Spain)*,1	15,500	316,272
Amdocs Ltd. (Guernsey)*	46,110	1,414,655
Automatic Data Processing, Inc.	169,258	7,518,440
Cap Gemini S.A. (France)[1]	12,050	615,134
Cielo S.A. (Brazil)	65,080	560,738
MasterCard, Inc. - Class A	32,680	7,845,161
Redecard S.A. (Brazil)	37,150	480,461
Visa, Inc. - Class A	51,050	3,990,579
The Western Union Co.	438,650	7,720,240

		31,294,180

Semiconductors & Semiconductor Equipment - 0.27%
Advantest Corp. (Japan)[1]	33,100	628,686
Infineon Technologies AG (Germany)*,1	60,000	472,031
Sumco Corp. (Japan)*,1	40,400	624,733
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	20,106	219,356
Tokyo Electron Ltd. (Japan)[1]	9,860	556,334
Yingli Green Energy Holding Co. Ltd. - ADR (China)*	7,260	84,652

		2,585,792

Software - 1.40%
Autodesk, Inc.*	199,510	7,218,272
Electronic Arts, Inc.*	275,770	4,370,954
Fortinet, Inc.*	19,330	579,900
Misys plc (United Kingdom)*,1	34,170	153,850
SAP AG (Germany)[1]	5,630	293,318
SolarWinds, Inc.*	34,000	617,100
Square Enix Holdings Co. Ltd. (Japan)[1]	8,800	183,791

		13,417,185

Total Information Technology		106,187,121

Materials - 2.95%
Chemicals - 1.82%
Arkema S.A. (France)[1]	20	1,292

55	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
BASF SE (Germany)[1]	4,120	$299,573
Calgon Carbon Corp.*	17,755	266,503
Johnson Matthey plc (United Kingdom)[1]	6,570	201,482
Monsanto Co.	270,620	16,080,240
The Scotts Miracle-Gro Co. - Class A	2,470	131,898
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	9,300	470,264

		17,451,252

Construction Materials - 0.78%
CRH plc (Ireland)[1]	20,860	359,957
Eagle Materials, Inc	6,710	157,417
Martin Marietta Materials, Inc.	45,550	3,665,864
Vulcan Materials Co.	90,030	3,286,995

		7,470,233

Containers & Packaging - 0.35%
Owens-Illinois, Inc.*	119,610	3,352,668

Paper & Forest Products - 0.00%**
Norbord, Inc. (Canada)*	3,490	39,831

Total Materials		28,313,984

Telecommunication Services - 0.11%
Diversified Telecommunication Services - 0.06%
France Telecom S.A. (France)[1]	11,410	273,763
Swisscom AG - ADR (Switzerland)[3]	7,815	325,339

		599,102

Wireless Telecommunication Services - 0.05%
SK Telecom Co. Ltd. - ADR (South Korea)	25,050	461,671

Total Telecommunication Services		1,060,773

Utilities - 0.12%
Electric Utilities - 0.05%
E.ON AG (Germany)[1]	11,980	374,980
Prime Infrastructure Group (Australia)[1]	20,380	99,532

		474,512

Independent Power Producers & Energy Traders - 0.02%
Mirant Corp.*	7,590	80,530
RRI Energy, Inc.*	23,170	87,119

		167,649

Multi-Utilities - 0.03%
GDF Suez (France)[1]	3,795	151,638

The accompanying notes are an integral part of the financial statements.	56

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Multi-Utilities (continued)
National Grid plc (United Kingdom)[1]	20,900	$197,641

		349,279

Water Utilities - 0.02%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	13,330	204,383

Total Utilities		1,195,823

TOTAL COMMON STOCKS (Identified Cost $370,631,798)		402,468,124

PREFERRED STOCKS - 0.30%

Consumer Staples - 0.02%
Household Products - 0.02%
Henkel AG & Co. KGaA (Germany)[1]	3,390	199,959

Financials - 0.28%
Commercial Banks - 0.11%
PNC Financial Services Group, Inc., Series K	350,000	367,073
Wells Fargo & Co., Series K	610,000	640,500

		1,007,573

Diversified Financial Services - 0.17%
Bank of America Corp., Series K	650,000	655,960
JPMorgan Chase & Co., Series 1	910,000	970,069

		1,626,029

Total Financials		2,633,602

TOTAL PREFERRED STOCKS (Identified Cost $2,579,072)		2,833,561

WARRANTS - 0.00%**

Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011* (Identified Cost $5,086)	10,455	366

CORPORATE BONDS - 27.72%

Convertible Corporate Bonds - 0.08%
Health Care - 0.05%
Biotechnology - 0.04%
Amgen, Inc., 0.375%, 2/1/2013	$400,000	401,000

57	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Equipment & Supplies - 0.01%
Medtronic, Inc., 1.625%, 4/15/2013	$90,000	$90,562

Total Health Care		491,562

Information Technology - 0.03%
Computers & Peripherals - 0.03%
EMC Corp., 1.75%, 12/1/2013	215,000	306,644

Total Convertible Corporate Bonds (Identified Cost $746,527)		798,206

Non-Convertible Corporate Bonds - 27.64%
Consumer Discretionary - 2.63%
Hotels, Restaurants & Leisure - 0.55%
Cedar Fair LP - Canada’s Wonderland Co. - Magnum Management Corp.[4], 9.125%, 8/1/2018	245,000	263,375
International Game Technology, 7.50%, 6/15/2019	1,715,000	2,015,993
McDonald’s Corp., 5.80%, 10/15/2017	325,000	388,320
McDonald’s Corp., 6.30%, 10/15/2037	445,000	531,605
Scientific Games International, Inc.[4], 7.875%, 6/15/2016	250,000	257,500
Wendy’s - Arby’s Restaurants LLC, 10.00%, 7/15/2016	590,000	646,050
Wyndham Worldwide Corp., 9.875%, 5/1/2014	230,000	271,813
Wyndham Worldwide Corp., 6.00%, 12/1/2016	805,000	859,643

		5,234,299

Household Durables - 0.14%
Fortune Brands, Inc., 5.375%, 1/15/2016	1,295,000	1,385,242

Media - 1.40%
Cablevision Systems Corp., 8.625%, 9/15/2017	1,040,000	1,173,900
Columbus International, Inc. (Barbados)[4], 11.50%, 11/20/2014	210,000	235,463
Comcast Corp., 6.50%, 11/15/2035	1,310,000	1,434,506
Comcast Corp., 6.95%, 8/15/2037	950,000	1,105,145
DIRECTV Holdings LLC, 5.20%, 3/15/2020	1,360,000	1,477,084
Discovery Communications LLC, 5.05%, 6/1/2020	1,380,000	1,519,697
Interactive Data Corp.[4], 10.25%, 8/1/2018	360,000	393,750
MDC Partners, Inc. (Canada)[4], 11.00%, 11/1/2016	95,000	105,450
Sirius XM Radio, Inc.[4], 9.75%, 9/1/2015	555,000	622,294
Time Warner, Inc., 7.625%, 4/15/2031	1,185,000	1,442,480
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[4], 8.125%, 12/1/2017	260,000	272,350
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[4], 8.125%, 12/1/2017	140,000	203,622
UPC Holding B.V. (Netherlands)[4], 9.875%, 4/15/2018	720,000	786,600
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	115,000	128,225

The accompanying notes are an integral part of the financial statements.	58

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Virgin Media Finance plc, Series 1 (United Kingdom), 9.50%, 8/15/2016	$350,000	$397,688
The Walt Disney Co., Series B, 7.00%, 3/1/2032	615,000	777,331
WMG Acquisition Corp., 9.50%, 6/15/2016	980,000	1,055,950
XM Satellite Radio, Inc.[4], 7.625%, 11/1/2018	300,000	308,250

		13,439,785

Multiline Retail - 0.10%
Target Corp., 6.00%, 1/15/2018	790,000	953,813

Specialty Retail - 0.36%
The Home Depot, Inc., 5.40%, 3/1/2016	1,245,000	1,428,107
Lowe’s Companies, Inc., 6.10%, 9/15/2017	620,000	750,667
Rent-A-Center, Inc.[4], 6.625%, 11/15/2020	630,000	636,300
Toys R Us Property Co. LLC[4], 8.50%, 12/1/2017	595,000	644,087

		3,459,161

Textiles, Apparel & Luxury Goods - 0.08%
VF Corp., 5.95%, 11/1/2017	640,000	747,071

Total Consumer Discretionary		25,219,371

Consumer Staples - 0.79%
Beverages - 0.40%
CEDC Finance Corp. International, Inc.[4], 9.125%, 12/1/2016	605,000	653,400
The Coca-Cola Co., 5.35%, 11/15/2017	330,000	387,473
Constellation Brands, Inc., 8.375%, 12/15/2014	610,000	687,012
Constellation Brands, Inc., 7.25%, 9/1/2016	500,000	550,000
PepsiCo, Inc., 5.00%, 6/1/2018	315,000	358,654
PepsiCo, Inc., 7.90%, 11/1/2018	870,000	1,166,502

		3,803,041

Food & Staples Retailing - 0.06%
Ingles Markets, Inc., 8.875%, 5/15/2017	215,000	237,575
The Kroger Co., 6.75%, 4/15/2012	315,000	340,257

		577,832

Food Products - 0.22%
General Mills, Inc., 5.65%, 2/15/2019	860,000	1,004,029
Kraft Foods, Inc., 6.125%, 2/1/2018	950,000	1,119,118

		2,123,147

Personal Products - 0.11%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	1,035,000	1,078,988

Total Consumer Staples		7,583,008

59	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy - 2.08%
Energy Equipment & Services - 0.94%
Baker Hughes, Inc., 7.50%, 11/15/2018	$740,000	$957,137
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	665,000	696,588
Complete Production Services, Inc., 8.00%, 12/15/2016	430,000	452,575
Hornbeck Offshore Services, Inc., Series B, 6.125%, 12/1/2014	490,000	490,000
Key Energy Services, Inc., 8.375%, 12/1/2014	410,000	439,212
Thermon Industries, Inc.[4], 9.50%, 5/1/2017	465,000	491,737
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	4,175,000	5,513,543

		9,040,792

Oil, Gas & Consumable Fuels - 1.14%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	1,695,000	1,853,737
Anadarko Petroleum Corp., 8.70%, 3/15/2019	425,000	526,142
Apache Corp., 6.90%, 9/15/2018	625,000	785,758
Aquilex Holdings LLC - Aquilex Finance Corp., 11.125%, 12/15/2016	190,000	180,975
Arch Coal, Inc., 8.75%, 8/1/2016	125,000	140,312
Arch Western Finance LLC, 6.75%, 7/1/2013	303,000	306,030
Chaparral Energy, Inc., 8.875%, 2/1/2017	560,000	560,000
Chesapeake Energy Corp., 9.50%, 2/15/2015	475,000	551,000
Coffeyville Resources LLC - Coffeyville Finance, Inc.[4], 9.00%, 4/1/2015	230,000	246,675
Coffeyville Resources LLC - Coffeyville Finance, Inc.[4], 10.875%, 4/1/2017	215,000	228,975
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	830,000	896,400
Hess Corp., 5.60%, 2/15/2041	345,000	352,079
Linn Energy LLC - Linn Energy Finance Corp.[4], 7.75%, 2/1/2021	560,000	578,200
MarkWest Energy Partners LP - MarkWest Energy Finance Corp., 6.75%, 11/1/2020	605,000	618,612
Martin Midstream Partners LP - Martin Midstream Finance Corp.[4], 8.875%, 4/1/2018	460,000	478,400
Niska Gas Storage US LLC - Niska Gas Storage Canada ULC[4], 8.875%, 3/15/2018	320,000	349,600
Plains Exploration & Production Co., 8.625%, 10/15/2019	850,000	943,500
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	465,000	492,900
Tesoro Corp., 9.75%, 6/1/2019	655,000	727,050
Whiting Petroleum Corp., 7.00%, 2/1/2014	85,000	90,419

		10,906,764

Total Energy		19,947,556

Financials - 12.69%
Capital Markets - 2.91%
The Charles Schwab Corp., 4.45%, 7/22/2020	4,740,000	4,929,501
Goldman Sachs Capital I, 6.345%, 2/15/2034	795,000	760,055

The accompanying notes are an integral part of the financial statements.	60

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Goldman Sachs Capital II5, 5.793%, 12/29/2049	$1,215,000	$1,043,381
The Goldman Sachs Group, Inc.[6], 3.25%, 6/15/2012	8,228,000	8,607,113
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	890,000	996,578
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	4,285,000	4,533,847
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	1,250,000	1,402,943
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	515,000	490,269
Morgan Stanley, 5.55%, 4/27/2017	687,000	731,278
Morgan Stanley, 5.50%, 1/26/2020	4,255,000	4,428,974

		27,923,939

Commercial Banks - 2.19%
Household Finance Co., 6.375%, 11/27/2012	1,250,000	1,366,099
HSBC Finance Corp., 7.00%, 5/15/2012	575,000	621,131
KeyBank National Association[6], 3.20%, 6/15/2012	3,506,000	3,664,720
KeyBank National Association, 5.45%, 3/3/2016	1,340,000	1,460,000
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	1,900,000	2,222,742
National City Corp., 6.875%, 5/15/2019	820,000	955,352
PNC Bank National Association, 5.25%, 1/15/2017	545,000	591,536
PNC Funding Corp.[6], 2.30%, 6/22/2012	3,600,000	3,708,389
U.S. Bank National Association, 6.375%, 8/1/2011	315,000	328,723
U.S. Bank National Association, 6.30%, 2/4/2014	285,000	326,930
USB Capital XIII Trust, 6.625%, 12/15/2039	535,000	544,346
Wachovia Corp., 5.25%, 8/1/2014	1,300,000	1,411,666
Wells Fargo & Co.[6], 3.00%, 12/9/2011	3,458,000	3,560,426
Wilmington Trust Corp., 8.50%, 4/2/2018	280,000	286,426

		21,048,486

Consumer Finance - 0.93%
American Express Co., 8.125%, 5/20/2019	5,465,000	7,020,164
American Express Co.[5], 6.80%, 9/1/2066	950,000	953,563
Credit Acceptance Corp.[4], 9.125%, 2/1/2017	860,000	903,000

		8,876,727

Diversified Financial Services - 4.05%
Bank of America Corp.[6], 3.125%, 6/15/2012	6,028,000	6,292,617
Bank of America Corp., 5.75%, 8/15/2016	980,000	1,042,717
Bank of America Corp., 7.625%, 6/1/2019	4,455,000	5,215,286
Citigroup Funding, Inc.[6], 1.875%, 10/22/2012	11,088,000	11,389,172
Citigroup, Inc.[6], 2.875%, 12/9/2011	3,506,000	3,603,467
Citigroup, Inc., 8.50%, 5/22/2019	4,520,000	5,675,660
JPMorgan Chase & Co., 6.30%, 4/23/2019	1,130,000	1,318,729

61	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co., 4.95%, 3/25/2020	$4,040,000	$4,284,626

		38,822,274

Insurance - 0.20%
American International Group, Inc., 4.25%, 5/15/2013	485,000	506,825
Fidelity National Financial, Inc., 6.60%, 5/15/2017	525,000	541,442
Hartford Financial Services Group, Inc.[5], 8.125%, 6/15/2038	820,000	871,250

		1,919,517

Real Estate Investment Trusts (REITS) - 2.36%
AvalonBay Communities, Inc., 6.10%, 3/15/2020	1,265,000	1,480,182
Boston Properties LP, 5.875%, 10/15/2019	1,285,000	1,449,674
Camden Property Trust, 5.70%, 5/15/2017	705,000	779,613
Digital Realty Trust LP4, 5.875%, 2/1/2020	4,750,000	5,049,948
DuPont Fabros Technology LP, 8.50%, 12/15/2017	790,000	855,175
Felcor Lodging LP, 10.00%, 10/1/2014	650,000	731,250
HCP, Inc., 6.70%, 1/30/2018	3,675,000	4,077,607
Health Care REIT, Inc., 6.20%, 6/1/2016	3,640,000	4,161,721
Host Hotels & Resorts LP, 6.875%, 11/1/2014	325,000	335,359
Host Hotels & Resorts LP, 6.375%, 3/15/2015	150,000	153,750
Mack-Cali Realty LP, 7.75%, 8/15/2019	770,000	927,474
National Retail Properties, Inc., 6.875%, 10/15/2017	650,000	732,379
Omega Healthcare Investors, Inc.[4], 7.50%, 2/15/2020	425,000	457,938
Simon Property Group LP, 10.35%, 4/1/2019	1,060,000	1,498,407

		22,690,477

Real Estate Management & Development - 0.05%
CB Richard Ellis Services, Inc.[4], 6.625%, 10/15/2020	500,000	507,500

Total Financials		121,788,920

Health Care - 1.55%
Biotechnology - 0.50%
Amgen, Inc., 3.45%, 10/1/2020	4,750,000	4,765,670

Health Care Equipment & Supplies - 0.36%
Alere, Inc., 7.875%, 2/1/2016	560,000	586,600
Alere, Inc., 9.00%, 5/15/2016	745,000	795,288
Becton Dickinson and Co., 6.00%, 5/15/2039	880,000	1,017,416
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	165,000	169,537
Fresenius US Finance II, Inc.[4], 9.00%, 7/15/2015	740,000	863,950

		3,432,791

Health Care Providers & Services - 0.27%
BioScrip, Inc., 10.25%, 10/1/2015	425,000	449,438

The accompanying notes are an integral part of the financial statements.	62

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services (continued)
HCA, Inc., 7.875%, 2/15/2020	$765,000	$847,237
Health Management Associates, Inc., 6.125%, 4/15/2016	690,000	710,700
LifePoint Hospitals, Inc.[4], 6.625%, 10/1/2020	560,000	589,400

		2,596,775

Life Sciences Tools & Services - 0.05%
PharmaNet Development Group, Inc.[4], 10.875%, 4/15/2017	455,000	473,200

Pharmaceuticals - 0.37%
Abbott Laboratories, 5.125%, 4/1/2019	980,000	1,122,792
Johnson & Johnson, 5.95%, 8/15/2037	440,000	524,778
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	1,275,000	1,463,608
Wyeth, 6.50%, 2/1/2034	365,000	439,720

		3,550,898

Total Health Care		14,819,334

Industrials - 4.38%
Aerospace & Defense - 0.32%
BE Aerospace, Inc., 6.875%, 10/1/2020	560,000	595,000
The Boeing Co., 6.00%, 3/15/2019	1,000,000	1,199,186
GeoEye, Inc., 9.625%, 10/1/2015	170,000	189,337
Honeywell International, Inc., 5.30%, 3/1/2018	680,000	792,898
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/2017	280,000	310,800

		3,087,221

Air Freight & Logistics - 0.16%
FedEx Corp., 8.00%, 1/15/2019	570,000	734,473
United Parcel Service, Inc., 6.20%, 1/15/2038	660,000	788,114

		1,522,587

Airlines - 0.43%
Continental Airlines, Inc.[4], 6.75%, 9/15/2015	560,000	583,100
Delta Air Lines Pass-Through Trust, Series 2001-1, Class A-2, 7.111%, 9/18/2011	340,000	356,150
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	325,023	351,025
Delta Air Lines, Inc.[4], 9.50%, 9/15/2014	435,000	478,500
Southwest Airlines Co., 5.25%, 10/1/2014	1,030,000	1,111,241
Southwest Airlines Co., 5.75%, 12/15/2016	1,120,000	1,227,199

		4,107,215

Building Products - 0.12%
Building Materials Corp. of America[4], 6.875%, 8/15/2018	345,000	345,000
Building Materials Corp. of America[4], 7.50%, 3/15/2020	215,000	219,837

63	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Building Products (continued)
Owens Corning, 9.00%, 6/15/2019	$460,000	$557,627

		1,122,464

Commercial Services & Supplies - 0.33%
ACCO Brands Corp., 10.625%, 3/15/2015	180,000	203,175
Clean Harbors, Inc., 7.625%, 8/15/2016	427,000	451,019
Garda World Security Corp. (Canada)[4], 9.75%, 3/15/2017	430,000	457,950
Waste Management, Inc., 7.375%, 3/11/2019	1,665,000	2,097,137

		3,209,281

Industrial Conglomerates - 2.13%
GE Capital Trust I5, 6.375%, 11/15/2067	690,000	682,237
General Electric Capital Corp.[6], 3.00%, 12/9/2011	3,518,000	3,620,230
General Electric Capital Corp.[6], 2.125%, 12/21/2012	8,208,000	8,491,915
General Electric Capital Corp., 5.625%, 5/1/2018	335,000	374,365
General Electric Capital Corp., 5.50%, 1/8/2020	3,950,000	4,347,781
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	970,000	1,081,958
General Electric Co., 5.25%, 12/6/2017	550,000	619,227
Textron, Inc., 7.25%, 10/1/2019	1,000,000	1,190,218

		20,407,931

Machinery - 0.25%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	595,000	750,416
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	295,000	379,041
John Deere Capital Corp., 5.50%, 4/13/2017	120,000	139,886
John Deere Capital Corp., 5.75%, 9/10/2018	1,000,000	1,177,798

		2,447,141

Marine - 0.12%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island)[4], 8.875%, 11/1/2017	885,000	944,738
United Maritime Group LLC - United Maritime Group Finance Corp., 11.75%, 6/15/2015	190,000	189,762

		1,134,500

Road & Rail - 0.52%
CSX Corp., 6.00%, 10/1/2036	1,190,000	1,266,460
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	2,305,000	2,333,384
RailAmerica, Inc., 9.25%, 7/1/2017	309,000	342,218
Union Pacific Corp., 5.65%, 5/1/2017	365,000	421,296

The accompanying notes are an integral part of the financial statements.	64

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Road & Rail (continued)
Union Pacific Corp., 7.875%, 1/15/2019	$495,000	$648,585

		5,011,943

Total Industrials		42,050,283

Information Technology - 0.88%
Communications Equipment - 0.33%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	530,000	442,550
Cisco Systems, Inc., 5.90%, 2/15/2039	1,070,000	1,202,564
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	665,000	693,263
Nokia Corp. (Finland), 5.375%, 5/15/2019	705,000	784,726

		3,123,103

Computers & Peripherals - 0.15%
International Business Machines Corp., 5.60%, 11/30/2039	1,302,000	1,451,115

Electronic Equipment, Instruments & Components - 0.06%
Corning, Inc., 6.625%, 5/15/2019	460,000	555,436

IT Services - 0.15%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,474,884

Semiconductors & Semiconductor Equipment - 0.11%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	360,000	388,800
Advanced Micro Devices, Inc.[4], 7.75%, 8/1/2020	170,000	180,200
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co.[4], 10.50%, 4/15/2018	465,000	498,712

		1,067,712

Software - 0.08%
Microsoft Corp., 5.20%, 6/1/2039	735,000	780,430

Total Information Technology		8,452,680

Materials - 1.72%
Chemicals - 0.24%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	910,000	1,089,997
Ferro Corp., 7.875%, 8/15/2018	560,000	595,700
Rhodia S.A. (France)[4], 6.875%, 9/15/2020	575,000	604,469

		2,290,166

Containers & Packaging - 0.05%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[4], 8.50%, 5/15/2018	480,000	490,800

Metals & Mining - 1.00%
Alcoa, Inc., 5.72%, 2/23/2019	2,166,000	2,218,985
Alcoa, Inc., 5.87%, 2/23/2022	210,000	214,505

65	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	$850,000	$1,053,894
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	4,750,000	5,219,124
Steel Dynamics, Inc., 7.75%, 4/15/2016	810,000	864,675

		9,571,183

Paper & Forest Products - 0.43%
Georgia-Pacific LLC[4], 8.25%, 5/1/2016	295,000	338,512
International Paper Co., 9.375%, 5/15/2019	1,777,000	2,346,582
International Paper Co., 7.50%, 8/15/2021	1,195,000	1,457,231

		4,142,325

Total Materials		16,494,474

Telecommunication Services - 0.58%
Diversified Telecommunication Services - 0.24%
Clearwire Communications LLC - Clearwire Finance, Inc.[4], 12.00%, 12/1/2015	110,000	122,100
Clearwire Communications LLC - Clearwire Finance, Inc.[4], 12.00%, 12/1/2015	325,000	359,938
Inmarsat Finance plc (United Kingdom)[4], 7.375%, 12/1/2017	565,000	604,550
Intelsat Subsidiary Holding Co. Ltd. (Bermuda)[4], 8.875%, 1/15/2015	525,000	540,750
Wind Acquisition Finance S.A. (Luxembourg)[4], 11.75%, 7/15/2017	580,000	661,200

		2,288,538

Wireless Telecommunication Services - 0.34%
CC Holdings GS V LLC - Crown Castle GS III Corp.[4], 7.75%, 5/1/2017	450,000	505,125
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	1,040,000	1,156,687
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	333,000	339,247
NII Capital Corp., 8.875%, 12/15/2019	585,000	650,812
SBA Tower Trust[4], 5.101%, 4/15/2017	575,000	618,475

		3,270,346

Total Telecommunication Services		5,558,884

Utilities - 0.34%
Electric Utilities - 0.28%
Allegheny Energy Supply Co. LLC[4], 5.75%, 10/15/2019	705,000	739,438
Exelon Generation Co. LLC, 5.35%, 1/15/2014	710,000	789,141
Exelon Generation Co. LLC, 5.20%, 10/1/2019	175,000	193,172
Southwestern Electric Power Co., 6.45%, 1/15/2019	850,000	964,787

		2,686,538

Independent Power Producers & Energy Traders - 0.06%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.125%, 6/30/2017	130,601	140,396
Mirant Mid Atlantic Pass-Through Trust, Series C, 10.06%, 12/30/2028	194,859	216,781

The accompanying notes are an integral part of the financial statements.	66

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power Producers & Energy Traders (continued)
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[4], 10.875%, 6/1/2016	$170,000	$188,700

		545,877

Multi-Utilities - 0.00%**
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	50,000	57,580

Total Utilities		3,289,995

Total Non-Convertible Corporate Bonds (Identified Cost $249,228,875)		265,204,505

TOTAL CORPORATE BONDS (Identified Cost $249,975,402)		266,002,711

MUTUAL FUNDS - 1.21%

iShares Dow Jones US Real Estate Index Fund	890	48,879
iShares iBoxx High Yield Corporate Bond Fund	52,180	4,734,813
iShares iBoxx Investment Grade Corporate Bond Fund	60,410	6,787,667

TOTAL MUTUAL FUNDS (Identified Cost $10,480,587)		11,571,359

U.S. TREASURY SECURITIES - 2.86%

U.S. Treasury Notes - 2.86%
U.S. Treasury Note, 2.375%, 2/28/2015	$16,270,000	17,237,252
U.S. Treasury Note, 4.00%, 8/15/2018	6,720,000	7,629,297
U.S. Treasury Note, 2.75%, 2/15/2019	2,500,000	2,589,257

TOTAL U.S. TREASURY SECURITIES (Identified Cost $25,687,337)		27,455,806

ASSET-BACKED SECURITIES - 0.11%

Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4], 5.29%, 3/25/2016	335,000	371,018
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	690,000	722,779

TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,024,748)		1,093,797

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.42%

Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4[5], 5.740%, 5/10/2045	125,000	139,334

67	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

COMMERCIAL MORTGAGE - BACKED SECURITIES (continued)

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	$100,000	$107,976
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	100,000	106,899
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[5], 5.723%, 9/11/2038	150,000	167,805
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	175,000	191,271
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[5], 5.728%, 3/15/2049	160,000	175,031
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[5], 5.767%, 6/10/2046	225,000	249,292
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4,7], 3.156%, 11/1/2015	220,000	226,600
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[5], 5.198%, 12/15/2044	225,000	248,012
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[5], 5.872%, 4/15/2045	115,000	127,594
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[5], 5.881%, 6/15/2038	175,000	192,346
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[5], 5.414%, 7/12/2046	175,000	186,905
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[5], 5.206%, 11/14/2042	125,000	137,506
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045	115,000	123,399
Vornado DP LLC, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	350,000	354,237
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5], 5.202%, 10/15/2044	225,000	248,516
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[5], 5.737%, 5/15/2043	215,000	238,294
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5], 6.011%, 6/15/2045	200,000	220,563
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4,7], 4.393%, 11/18/2043	545,000	561,318

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $3,872,016)		4,002,898

FOREIGN GOVERNMENT BONDS - 0.10%

Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019 (Identified Cost $1,271,452)	980,000	987,420

The accompanying notes are an integral part of the financial statements.	68

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES - 21.32%

Mortgage-Backed Securities - 5.31%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	$5,089,896	$5,531,696
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	316,467	344,628
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	386,905	421,268
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	3,062,067	3,327,853
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	511,999	557,472
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	5,368,486	5,834,468
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	329,031	356,801
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	8,535,622	9,221,902
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	17,359,405	18,909,739
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	2,278,177	2,477,365
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	1,652,818	1,796,024
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	526,737	574,342
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	355,539	387,672
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	294,131	320,162
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	515,324	561,897
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	277,789	300,642
GNMA, Pool #286310, 9.00%, 2/15/2020	1,481	1,691
GNMA, Pool #263096, 9.50%, 3/15/2020	1,739	2,046
GNMA, Pool #288873, 9.50%, 8/15/2020	25	29

Total Mortgage-Backed Securities (Identified Cost $50,803,478)		50,927,697

Other Agencies - 16.01%
Fannie Mae, 3.00%, 9/16/2014	250,000	269,201
Fannie Mae, 2.625%, 11/20/2014	3,500,000	3,718,827
Fannie Mae, 4.375%, 10/15/2015	8,900,000	10,161,646
Fannie Mae, 1.625%, 10/26/2015	10,000,000	10,095,320
Fannie Mae, 6.25%, 5/15/2029	3,416,000	4,412,608
Fannie Mae, 7.25%, 5/15/2030	3,036,000	4,326,725
Fannie Mae, 6.625%, 11/15/2030	3,239,000	4,333,137
Federal Home Loan Bank, 1.50%, 1/16/2013	20,175,000	20,636,382
Freddie Mac, 1.375%, 1/9/2013	8,410,000	8,575,240
Freddie Mac, 2.875%, 2/9/2015	20,000,000	21,444,080
Freddie Mac, 5.125%, 11/17/2017	15,850,000	18,973,607
Freddie Mac, 3.75%, 3/27/2019	34,790,000	38,051,110
Freddie Mac, 6.75%, 3/15/2031	3,145,000	4,288,336
Freddie Mac, 6.25%, 7/15/2032	3,315,000	4,327,050

Total Other Agencies (Identified Cost $148,259,951)		153,613,269

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $199,063,429)		204,540,966

69	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Moderate Term Series

SHORT - TERM INVESTMENTS - 5.58%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.16%, (Identified Cost $53,583,443)	53,583,443	$53,583,443

TOTAL INVESTMENTS - 101.56% (Identified Cost $918,174,370)		974,540,451
LIABILITIES, LESS OTHER ASSETS - (1.56%)		(14,980,236)

NET ASSETS - 100%		$959,560,215

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCTOBER 31, 2010[9]:

Settlement Date	Contracts to Deliver		In Exchange For	Contracts At Value	Unrealized Depreciation
11/30/2010	EUR	1,040,000	$1,435,772	$1,446,933	$(11,161)

ADR - American Depository Receipt

EUR- Euro Currency

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
**	Less than 0.01%
[1]	International Fair Value factor from pricing service was applied.
[2]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[3]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[4]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid. These securities amount to $29,938,343, or 3.12%, of the Series’ net assets as of October 31, 2010.

[5]	The coupon rate is floating and is the stated rate as of October 31, 2010.
[6]	Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
[7]	Security has been valued at fair value.
[8]	Rate shown is the current yield as of October 31, 2010.
[9]	The counterparty for all forward foreign currency exchange contracts is The Bank of New York Mellon Corp.

The accompanying notes are an integral part of the financial statements.	70

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2010

ASSETS:

Investments, at value (identified cost $918,174,370) (Note 2)	$974,540,451
Cash	308,156
Receivable for securities sold	8,865,638
Interest receivable	5,459,013
Receivable for fund shares sold	3,488,410
Dividends receivable	204,059
Foreign tax reclaims receivable	144,998

TOTAL ASSETS	993,010,725

LIABILITIES:

Accrued management fees (Note 3)	642,976
Accrued shareholder services fees (Class S) (Note 3)	131,334
Accrued fund accounting and administration fees (Note 3)	39,583
Accrued transfer agent fees (Note 3)	27,431
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	25,875
Accrued directors’ fees (Note 3)	2,217
Accrued Chief Compliance Officer service fees (Note 3)	247
Payable for securities purchased	31,787,790
Payable for fund shares repurchased	647,525
Unrealized depreciation on foreign forward currency contracts (Note 2)	11,161
Other payables and accrued expenses	134,371

TOTAL LIABILITIES	33,450,510

TOTAL NET ASSETS	$959,560,215

NET ASSETS CONSIST OF:

Capital stock	$796,876
Additional paid-in-capital	880,713,213
Undistributed net investment income	7,449,640
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	14,232,102
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	56,368,384

TOTAL NET ASSETS	$959,560,215

71	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2010

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($633,304,222/48,925,765 shares)	$12.94

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($293,999,794/27,744,644 shares)	$10.60

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($32,019,447/2,995,674 shares)	$10.69

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($236,752/21,539 shares)	$10.99

The accompanying notes are an integral part of the financial statements.	72

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Interest	$14,867,718
Dividends (net of foreign taxes withheld, $165,169)	5,474,556

Total Investment Income	20,342,274

EXPENSES:

Management fees (Note 3)	5,674,984
Shareholder services fees (Class S) (Note 3)	1,314,363
Fund accounting and administration fees (Note 3)	163,078
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	122,381
Transfer agent fees (Note 3)	85,090
Directors’ fees (Note 3)	17,151
Chief Compliance Officer service fees (Note 3)	2,724
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	39
Custodian fees	79,600
Miscellaneous	330,018

Total Expenses	7,789,428
Less reduction of expenses (Note 3)	(758)

Net Expenses	7,788,670

NET INVESTMENT INCOME	12,553,604

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	36,126,051
Foreign currency and translation of other assets and liabilities	(27,379)
Forward foreign currency exchange contracts	(13,967)

36,084,705

Net change in unrealized appreciation (depreciation) on-
Investments	39,892,244
Foreign currency and translation of other assets and liabilities	5,808
Forward foreign currency exchange contracts	(11,161)

39,886,891

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	75,971,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,525,200

73	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$12,553,604	$4,446,941
Net realized gain (loss) on investments and foreign currency	36,084,705	(13,731,805)
Net change in unrealized appreciation on investments and foreign currency	39,886,891	50,979,855

Net increase from operations	88,525,200	41,694,991

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(5,933,684)	(4,470,282)
From net investment income (Class C)	(79,607)	—
From net investment income (Class I)	(2,101,821)	(85,830)

Total distributions to shareholders	(8,115,112)	(4,556,112)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	438,089,089	184,793,523

Net increase in net assets	518,499,177	221,932,402

NET ASSETS:

Beginning of year	441,061,038	219,128,636

End of year (including undistributed net investment income of $7,449,640 and $3,037,303, respectively)	$959,560,215	$441,061,038

The accompanying notes are an integral part of the financial statements.	74

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	For the Years Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.61	$10.41	$14.18	$13.55	$12.75

Income (loss) from investment operations:
Net investment income	0.19 [1]	0.16 [1]	0.23	0.24	0.20
Net realized and unrealized gain (loss) on investments	1.28	1.23	(2.75)	1.19	1.36

Total from investment operations	1.47	1.39	(2.52)	1.43	1.56

Less distributions to shareholders:
From net investment income	(0.14)	(0.19)	(0.23)	(0.23)	(0.14)
From net realized gain on investments	—	—	(1.02)	(0.57)	(0.62)

Total distributions to shareholders	(0.14)	(0.19)	(1.25)	(0.80)	(0.76)

Net asset value - End of year	$12.94	$11.61	$10.41	$14.18	$13.55

Net assets - End of year (000’s omitted)	$633,304	$396,927	$218,807	$379,385	$297,096

Total return[2]	12.81%	13.65%	(19.28%)	10.91%	12.88%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.09%	1.10%	1.10%	1.11%	1.16%
Net investment income	1.60%	1.49%	1.74%	1.86%	1.75%
Series portfolio turnover	56%	58%	75%	78%	72%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[3]	0.02%	0.02%	N/A	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

75	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	For the Years Ended		For the Period 3/28/08[1] to 10/31/08
	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.54	$8.59	$10.00

Income (loss) from investment operations:
Net investment income	0.18 [2]	0.15 [2]	0.06
Net realized and unrealized gain (loss) on investments	1.06	1.02	(1.42)

Total from investment operations	1.24	1.17	(1.36)

Less distributions to shareholders:
From net investment income	(0.18)	(0.22)	(0.05)

Net asset value - End of period	$10.60	$9.54	$8.59

Net assets - End of period (000’s omitted)	$294,000	$44,134	$322

Total return[3]	13.13%	14.11%	(13.64%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.84%	0.85%	0.85%[4]
Net investment income	1.85%	1.67%	1.47%[4]
Series portfolio turnover	56%	58%	75%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[5]	0.02%	0.10%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	76

Financial Highlights - Pro-Blend® Moderate Term Series - Class C

For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.07 [2]
Net realized and unrealized gain on investments	0.67

Total from investment operations	0.74

Less distributions to shareholders:
From net investment income	(0.05)

Net asset value - End of period	$10.69

Net assets - End of period (000’s omitted)	$32,019

Total return[3]	7.41%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.84%[4]
Net investment income	0.85%[4]
Series portfolio turnover	56%

*       The investment advisor did not impose all or a portion of other fees during the period and paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

0.00%[4,5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

77	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.02 [2]
Net realized and unrealized gain on investments	0.97

Total from investment operations	0.99

Net asset value - End of period	$10.99

Net assets - End of period (000’s omitted)	$237

Total return[3]	9.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.34%[4]
Net investment income	0.65%[4]
Series portfolio turnover	56%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.

The accompanying notes are an integral part of the financial statements.	78

Performance Update - Pro-Blend® Extended Term Series (unaudited)

	Average Annual Total Returns
	As of October 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S2	15.17%	5.30%	6.05%	8.84%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I2,3	15.39%	5.57%	6.36%	9.17%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class C2,3	14.48%	4.56%	5.32%	8.10%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R2,3	14.71%	5.02%	5.82%	8.62%
Barclays Capital U.S. Aggregate Bond Index[4,6]	8.01%	6.45%	6.38%	6.27%
15%/40%/45% Blended Index[4,5,6]	13.34%	5.09%	4.30%	7.19%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2010 to the Barclays Capital U.S. Aggregate Bond Index and a 15%/40%/45% Blended Index.

[1]

Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 1.07% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R for the year ended October 31, 2010.

[3]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

[4]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[5]

The 15%/40%/45% Blended Index is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

79

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010, except for Class R Actual, which is from June 30, 2010* to October 31, 2010).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10*	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10**	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,039.50	$5.55	1.08%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class I
Actual	$1,000.00	$1,039.80	$4.32	0.84%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class C
Actual	$1,000.00	$1,036.20	$9.44	1.84%
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class R
Actual	$1,000.00	$1,122.00	$4.76	1.33%
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.37	$4.51	1.33%

*	Class R inception date was June 30, 2010.

80

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

**

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class R Actual return information, which reflects the 123 day period ended October 31, 2010 due to its inception date of June 30, 2010). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

81

Portfolio Composition - Pro-Blend® Extended Term Series (unaudited)

As of October 31, 2010

Sector Allocation[3]
Information Technology	15.93%
Financials	14.00%
Industrials	9.12%
Consumer Discretionary	8.35%
Consumer Staples	8.02%
Energy	7.53%
Health Care	7.41%
Materials	5.48%
Telecommunication Services	0.72%
Utilities	0.60%

[3] Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Google, Inc. - Class A	2.39%
Monsanto Co.	2.26%
Hess Corp.	1.77%
Cisco Systems, Inc.	1.62%
Becton, Dickinson and Co.	1.57%
QUALCOMM, Inc.	1.30%
Schlumberger Ltd.	1.18%
The Charles Schwab Corp.	1.17%
Unilever plc - ADR (United Kingdom)	1.17%
The Western Union Co.	1.17%

4 As a percentage of total investments.

82

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS - 55.40%

Consumer Discretionary - 5.51%
Auto Components - 0.04%
Hankook Tire Co. Ltd. (South Korea)[1]	15,560	$405,290

Automobiles - 0.10%
Bayerische Motoren Werke AG (BMW) (Germany)[1]	7,480	536,110
Suzuki Motor Corp. (Japan)[1]	5,300	129,355
Yamaha Motor Co. Ltd. (Japan)*,1	21,000	322,216

		987,681

Distributors - 0.04%
Inchcape plc (United Kingdom)*,1	70,200	392,297

Hotels, Restaurants & Leisure - 0.10%
Accor S.A. (France)[1]	2,390	98,081
Choice Hotels International, Inc.	9,670	367,750
Club Mediterranee S.A. (France)*,1	5,750	112,567
Hyatt Hotels Corp. - Class A*	2,610	105,183
Wendy’s - Arby’s Group, Inc. - Class A	70,260	323,196

		1,006,777

Household Durables - 0.20%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	63,860	202,730
Harman International Industries, Inc.*	9,080	304,634
Lennar Corp. - Class A	11,650	169,042
LG Electronics, Inc. (South Korea)[1]	2,710	238,634
NVR, Inc.*	340	213,319
Rodobens Negocios Imobiliarios S.A. (Brazil)	61,940	641,148
Tupperware Brands Corp.	4,000	179,240

		1,948,747

Leisure Equipment & Products - 0.01%
Sankyo Co. Ltd. (Japan)[1]	1,400	74,591

Media - 3.58%
Gestevision Telecinco S.A. (Spain)[1]	52,000	663,562
Grupo Televisa S.A. - ADR (Mexico)	17,800	399,610
Imax Corp. (Canada)*	19,350	418,928
Liberty Global, Inc. - Class A*	34,620	1,308,290
Mediacom Communications Corp. - Class A*	25,970	179,193
Mediaset S.p.A. (Italy)[1]	16,470	121,601
Reed Elsevier plc (United Kingdom)[1]	30,540	262,014
Reed Elsevier plc - ADR (United Kingdom)	7,379	253,173
Societe Television Francaise 1 (France)[1]	41,890	686,582
Time Warner, Inc.	309,160	10,050,792
Virgin Media, Inc. (United Kingdom)	416,010	10,579,134
The Walt Disney Co.	277,960	10,037,136

83	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Wolters Kluwer N.V. (Netherlands)[1]	9,795	$223,276

		35,183,291

Multiline Retail - 0.09%
Marks & Spencer Group plc (United Kingdom)[1]	52,450	359,460
Nordstrom, Inc.	3,210	123,617
PPR (France)[1]	2,230	366,776

		849,853

Specialty Retail - 1.31%
Chico’s FAS, Inc.	16,900	164,268
Dick’s Sporting Goods, Inc.*	14,770	425,671
The Finish Line, Inc. - Class A	12,670	193,851
The Home Depot, Inc.	231,260	7,141,309
KOMERI Co. Ltd. (Japan)[1]	3,900	81,010
Lumber Liquidators Holdings, Inc.*	8,770	211,182
The Sherwin-Williams Co.	64,370	4,697,079

		12,914,370

Textiles, Apparel & Luxury Goods - 0.04%
Adidas AG (Germany)[1]	3,760	244,897
Skechers U.S.A., Inc. - Class A*	9,070	176,321

		421,218

Total Consumer Discretionary		54,184,115

Consumer Staples - 7.07%
Beverages - 1.18%
The Coca-Cola Co.	172,740	10,592,417
Diageo plc (United Kingdom)[1]	13,175	243,048
Heineken N.V. (Netherlands)[1]	10,280	521,867
Kirin Holdings Co. Ltd. (Japan)[1]	17,000	232,963

		11,590,295

Food & Staples Retailing - 1.79%
BJ’s Wholesale Club, Inc.*	6,010	250,797
Carrefour S.A. (France)[1]	29,020	1,571,247
Casino Guichard - Perrachon S.A. (France)[1]	2,670	251,197
The Kroger Co.	314,690	6,923,180
Safeway, Inc.	320,190	7,332,351
SUPERVALU, Inc.	20,170	217,634
Tesco plc (United Kingdom)[1]	158,400	1,084,036

		17,630,442

The accompanying notes are an integral part of the financial statements.	84

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 4.01%
Diamond Foods, Inc.	4,340	$191,828
Flowers Foods, Inc.	14,880	379,142
General Mills, Inc.	112,140	4,209,736
Kellogg Co.	64,340	3,233,728
Kraft Foods, Inc. - Class A	317,560	10,247,661
Nestle S.A. (Switzerland)[1]	174,070	9,534,596
Sanderson Farms, Inc.	4,630	194,367
Suedzucker AG (Germany)[1]	7,300	172,360
Unilever plc - ADR (United Kingdom)	390,335	11,327,522

		39,490,940

Household Products - 0.04%
Reckitt Benckiser Group plc (United Kingdom)[1]	7,195	401,976

Personal Products - 0.05%
Alberto-Culver Co.	7,290	271,844
Beiersdorf AG (Germany)[1]	2,630	171,346
Kao Corp. (Japan)[1]	3,000	76,251

		519,441

Total Consumer Staples		69,633,094

Energy - 5.63%
Energy Equipment & Services - 3.63%
Baker Hughes, Inc.	236,290	10,947,316
Calfrac Well Services Ltd. (Canada)	22,540	566,649
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*,1	20,185	471,498
Dril-Quip, Inc.*	5,280	364,848
Schlumberger Ltd.	162,840	11,380,887
Trican Well Service Ltd. (Canada)	50,350	872,819
Weatherford International Ltd. (Switzerland)*	662,300	11,133,263

		35,737,280

Oil, Gas & Consumable Fuels - 2.00%
Cameco Corp. (Canada)	11,000	340,560
Forest Oil Corp.*	4,110	126,301
Hess Corp.	271,030	17,083,021
Mariner Energy, Inc.*	6,409	159,712
Paladin Energy Ltd. (Australia)*	94,970	385,504
Repsol YPF S.A. (Spain)[1]	6,190	171,652
Royal Dutch Shell plc - Class B (Netherlands)[1]	7,169	229,421
Royal Dutch Shell plc - Class B - ADR (Netherlands)	8,110	521,635
Talisman Energy, Inc. (Canada)	24,520	444,529

85	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Total S.A. (France)[1]	4,390	$238,966

		19,701,301

Total Energy		55,438,581

Financials - 6.06%
Capital Markets - 2.35%
The Bank of New York Mellon Corp.[2]	368,110	9,224,837
The Charles Schwab Corp.	736,070	11,335,478
Credit Suisse Group AG - ADR (Switzerland)	3,190	132,385
Daiwa Securities Group, Inc. (Japan)[1]	6,000	24,463
Evercore Partners, Inc. - Class A	6,150	186,714
Financial Engines, Inc.*	10,890	160,410
GAM Holding AG (Switzerland)*,1	36,530	577,135
The Goldman Sachs Group, Inc.	2,310	371,794
Greenhill & Co., Inc.	2,140	166,214
Lazard Ltd. - Class A (Bermuda)	4,820	177,858
Northern Trust Corp.	4,930	244,676
State Street Corp.	13,290	554,990

		23,156,954

Commercial Banks - 0.42%
Banco Santander S.A. (Spain)[1]	17,110	219,617
Banco Santander S.A. - ADR (Spain)	41,850	536,098
Barclays plc - ADR (United Kingdom)	6,940	122,491
BNP Paribas (France)[1]	2,320	169,699
The Chugoku Bank Ltd. (Japan)[1]	10,000	115,992
Credit Agricole S.A. (France)[1]	3,800	62,323
First Commonwealth Financial Corp.	110,670	644,099
First Financial Bancorp	19,050	320,802
The Hachijuni Bank Ltd. (Japan)[1]	18,000	92,370
HSBC Holdings plc (United Kingdom)[1]	23,090	240,314
HSBC Holdings plc - ADR (United Kingdom)	8,962	467,010
ICICI Bank Ltd. - ADR (India)	4,820	253,436
Mitsubishi UFJ Financial Group, Inc. (Japan)[1]	12,000	55,692
Societe Generale - ADR (France)[3]	12,410	148,051
The Sumitomo Trust & Banking Co. Ltd. (Japan)[1]	18,000	98,276
U.S. Bancorp	22,250	538,005

		4,084,275

Consumer Finance - 1.15%
American Express Co.	269,340	11,166,836
Discover Financial Services	9,720	171,558

		11,338,394

The accompanying notes are an integral part of the financial statements.	86

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Diversified Financial Services - 0.27%
Bank of America Corp.	11,390	$130,302
Deutsche Boerse AG (Germany)[1]	11,140	783,686
Financiere Marc de Lacharriere S.A. (Fimalac) (France)[1]	6,420	276,290
ING Groep N.V. (Netherlands)*,1	4,650	49,749
JPMorgan Chase & Co.	17,065	642,156
Moody’s Corp.	28,320	766,339

		2,648,522

Insurance - 0.61%
Allianz SE (Germany)[1]	11,530	1,443,877
The Allstate Corp.	16,100	490,889
Amil Participacoes S.A. (Brazil)	40,950	416,653
AXA S.A. (France)[1]	4,550	82,978
Brown & Brown, Inc.	21,570	480,795
Mapfre S.A. (Spain)[1]	99,000	328,974
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,955	618,169
The Progressive Corp.	33,500	708,860
Willis Group Holdings plc (United Kingdom)	21,475	682,905
Zurich Financial Services AG (Switzerland)[1]	2,910	712,128

		5,966,228

Real Estate Investment Trusts (REITS) - 1.10%
Acadia Realty Trust	8,710	166,187
Alexandria Real Estate Equities, Inc.	3,650	268,202
Alstria Office REIT AG (Germany)[1]	30,620	426,598
American Campus Communities, Inc.	13,440	425,107
Apartment Investment & Management Co. - Class A	14,030	327,039
Associated Estates Realty Corp.	6,030	83,757
AvalonBay Communities, Inc.	2,810	298,731
BioMed Realty Trust, Inc.	25,090	460,401
Boston Properties, Inc.	5,250	452,497
British Land Co. plc (United Kingdom)[1]	11,340	92,585
Camden Property Trust	5,380	266,794
Cogdell Spencer, Inc.	32,400	212,868
Corporate Office Properties Trust	26,930	955,746
DiamondRock Hospitality Co.*	7,400	78,292
Digital Realty Trust, Inc.	4,280	255,644
Douglas Emmett, Inc.	8,620	154,643
DuPont Fabros Technology, Inc.	19,140	480,414
Equity Lifestyle Properties, Inc.	4,240	241,341
Equity One, Inc.	5,040	94,248
Equity Residential	5,270	256,280
HCP, Inc.	6,890	248,109

87	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Health Care REIT, Inc.	4,350	$222,285
Healthcare Realty Trust, Inc.	9,360	225,950
Home Properties, Inc.	7,950	432,878
Host Hotels & Resorts, Inc.	19,494	309,760
LaSalle Hotel Properties	11,380	269,592
Lexington Realty Trust	11,180	86,980
Mack-Cali Realty Corp.	3,020	101,412
Mid-America Apartment Communities, Inc.	5,683	346,833
National Health Investors, Inc.	1,960	90,748
National Retail Properties, Inc.	10,000	271,000
Omega Healthcare Investors, Inc.	12,490	287,270
Pebblebrook Hotel Trust*	13,740	269,167
Public Storage	2,580	255,988
Realty Income Corp.	13,800	473,064
Simon Property Group, Inc.	2,866	275,193
Sovran Self Storage, Inc.	3,330	130,103
Tanger Factory Outlet Centers	5,360	256,851
UDR, Inc.	12,910	290,217

		10,840,774

Real Estate Management & Development - 0.02%
CB Richard Ellis Group, Inc. - Class A*	5,210	95,604
Renhe Commercial Holdings Co. Ltd. (China)[1]	211,000	40,360
Thomas Properties Group, Inc.*	12,980	48,545

		184,509

Thrifts & Mortgage Finance - 0.14%
Aareal Bank AG (Germany)*,1	11,235	274,293
First Niagara Financial Group, Inc.	57,350	679,598
Hudson City Bancorp, Inc.	12,000	139,800
People’s United Financial, Inc.	25,820	317,844

		1,411,535

Total Financials		59,631,191

Health Care - 6.28%
Biotechnology - 0.37%
Acorda Therapeutics, Inc.*	13,330	360,443
Amgen, Inc.*	16,630	951,070
Basilea Pharmaceutica AG (Switzerland)*,1	9,140	641,174
Celera Corp.*	232,090	1,322,913
Cepheid, Inc.*	19,030	400,391

		3,675,991

The accompanying notes are an integral part of the financial statements.	88

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies - 4.10%
Abaxis, Inc.*	25,780	$618,978
Alere, Inc.*	60,800	1,796,640
Becton, Dickinson and Co.	200,960	15,176,499
Boston Scientific Corp.*	1,607,450	10,255,531
Cochlear Ltd. (Australia)[1]	20,560	1,432,233
Conceptus, Inc.*	46,290	657,781
Covidien plc (Ireland)	34,780	1,386,679
DENTSPLY International, Inc.	35,030	1,099,592
DexCom, Inc.*	66,455	913,756
Gen-Probe, Inc.*	29,300	1,418,999
Hologic, Inc.*	33,550	537,471
Insulet Corp.*	65,670	1,047,436
Mindray Medical International Ltd. - ADR (China)	3,740	108,385
Sirona Dental Systems, Inc.*	16,780	631,767
Straumann Holding AG (Switzerland)[1]	6,235	1,305,299
Zoll Medical Corp.*	58,920	1,916,668

		40,303,714

Health Care Providers & Services - 0.59%
Bio-Reference Laboratories, Inc.*	33,410	720,319
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	125,000	143,794
Cross Country Healthcare, Inc.*	87,140	636,122
Diagnosticos da America S.A. (Brazil)	144,130	1,750,447
Odontoprev S.A. (Brazil)	48,080	706,934
Sonic Healthcare Ltd. (Australia)[1]	177,490	1,893,648

		5,851,264

Health Care Technology - 0.56%
Allscripts Healthcare Solutions, Inc.*	31,520	601,717
Cerner Corp.*	55,423	4,867,802

		5,469,519

Life Sciences Tools & Services - 0.30%
Caliper Life Sciences, Inc.*	258,184	1,161,828
Lonza Group AG (Switzerland)[1]	9,570	837,784
Sequenom, Inc.*	150,790	957,516

		2,957,128

Pharmaceuticals - 0.36%
AstraZeneca plc (United Kingdom)[1]	2,540	127,767
AstraZeneca plc - ADR (United Kingdom)	3,795	191,496
Bayer AG (Germany)[1]	13,685	1,020,729
GlaxoSmithKline plc (United Kingdom)[1]	16,925	330,505
Sanofi-Aventis S.A. (France)[1]	2,170	152,035

89	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Santen Pharmaceutical Co. Ltd. (Japan)[1]	4,800	$165,404
Shire plc (Ireland)[1]	18,025	422,997
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	3,000	140,629
UCB S.A. (Belgium)[1]	26,170	1,015,187

		3,566,749

Total Health Care		61,824,365

Industrials - 5.89%
Aerospace & Defense - 1.01%
The Boeing Co.	137,400	9,705,936
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	8,120	234,262

		9,940,198

Air Freight & Logistics - 2.23%
Atlas Air Worldwide Holdings, Inc.*	5,440	284,294
FedEx Corp.	111,070	9,743,061
TNT N.V. (Netherlands)[1]	24,200	643,579
United Parcel Service, Inc. - Class B	167,165	11,256,891

		21,927,825

Airlines - 1.16%
Copa Holdings S.A. - Class A (Panama)	4,590	232,851
Deutsche Lufthansa AG (Germany)*,1	19,235	411,197
Ryanair Holdings plc - ADR (Ireland)	17,990	587,013
Southwest Airlines Co.	739,470	10,175,107

		11,406,168

Commercial Services & Supplies - 0.13%
Tomra Systems ASA (Norway)[1]	213,010	1,298,015

Construction & Engineering - 0.02%
MYR Group, Inc.*	9,380	146,234

Electrical Equipment - 0.19%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	40,520	838,359
Alstom S.A. (France)[1]	11,070	559,058
Nexans S.A. (France)[1]	2,900	206,848
Schneider Electric S.A. (France)[1]	2,140	304,055

		1,908,320

Industrial Conglomerates - 0.16%
Siemens AG (Germany)[1]	13,350	1,523,441

Machinery - 0.24%
ArvinMeritor, Inc.*	10,550	174,919
Astec Industries, Inc.*	5,360	157,959

The accompanying notes are an integral part of the financial statements.	90

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
FANUC Ltd. (Japan)[1]	7,000	$1,013,388
Lindsay Corp.	4,220	243,283
SmartHeat, Inc. (China)*	8,230	53,413
Titan International, Inc.	20,920	317,356
Wabtec Corp.	5,710	267,456
Westport Innovations, Inc. (Canada)*	9,690	175,583

		2,403,357

Professional Services - 0.41%
Manpower, Inc.	71,562	3,916,588
Randstad Holding N.V. (Netherlands)*,1	3,260	155,303

		4,071,891

Road & Rail - 0.30%
All America Latina Logistica S.A. (Brazil)	88,020	832,419
Canadian National Railway Co. (Canada)	1,650	106,887
Heartland Express, Inc.	20,800	310,128
Knight Transportation, Inc.	13,010	232,489
Norfolk Southern Corp.	17,270	1,061,932
RailAmerica, Inc.*	36,120	418,992

		2,962,847

Transportation Infrastructure - 0.04%
Malaysia Airports Holdings Berhad (Malaysia)[1]	209,870	409,684

Total Industrials		57,997,980

Information Technology - 14.85%
Communications Equipment - 3.83%
Alcatel-Lucent - ADR (France)*	310,710	1,078,164
Cisco Systems, Inc.*	686,230	15,666,631
Infinera Corp.*	111,390	912,284
Juniper Networks, Inc.*	197,900	6,409,981
QUALCOMM, Inc.	279,300	12,604,809
Riverbed Technology, Inc.*	17,740	1,020,760

		37,692,629

Computers & Peripherals - 1.19%
Apple, Inc.*	1,450	436,261
Compellent Technologies, Inc.*	34,470	871,057
EMC Corp.*	484,360	10,176,404
Immersion Corp.*	31,440	193,356

		11,677,078

Electronic Equipment, Instruments & Components - 0.51%
Amphenol Corp. - Class A	60,930	3,054,421

91	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Cogent, Inc.*	92,580	$973,942
Hitachi Ltd. (Japan)[1]	70,000	316,375
Keyence Corp. (Japan)[1]	563	139,485
LoJack Corp.*	104,135	509,220

		4,993,443

Internet Software & Services - 2.63%
comScore, Inc.*	23,000	540,730
Google, Inc. - Class A*	37,800	23,171,022
NetEase.com, Inc. - ADR (China)*	4,750	198,550
Tencent Holdings Ltd. (China)[1]	10,800	248,264
VistaPrint N.V. (Netherlands)*	24,930	1,048,805
Vocus, Inc.*	30,950	685,542

		25,892,913

IT Services - 4.37%
Accenture plc - Class A (Ireland)	22,530	1,007,316
Amadeus IT Holding S.A. - Class A (Spain)*,1	20,410	416,459
Amdocs Ltd. (Guernsey)*	57,810	1,773,611
Automatic Data Processing, Inc.	229,324	10,186,572
Cap Gemini S.A. (France)[1]	15,400	786,147
Cielo S.A. (Brazil)	76,090	655,601
MasterCard, Inc. - Class A	45,410	10,901,125
Redecard S.A. (Brazil)	44,820	579,657
Visa, Inc. - Class A	69,200	5,409,364
The Western Union Co.	641,240	11,285,824

		43,001,676

Semiconductors & Semiconductor Equipment - 0.33%
Advantest Corp. (Japan)[1]	44,200	839,514
Infineon Technologies AG (Germany)*,1	79,000	621,508
Sumco Corp. (Japan)*,1	53,300	824,214
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	21,672	236,442
Tokyo Electron Ltd. (Japan)[1]	12,000	677,080
Yingli Green Energy Holding Co. Ltd. - ADR (China)*	8,300	96,778

		3,295,536

Software - 1.99%
Adobe Systems, Inc.*	5,750	161,862
Autodesk, Inc.*	265,455	9,604,162
Electronic Arts, Inc.*	468,890	7,431,907
Fortinet, Inc.*	26,930	807,900
Misys plc (United Kingdom)*,1	45,530	204,998
SAP AG (Germany)[1]	6,340	330,309

The accompanying notes are an integral part of the financial statements.	92

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
SolarWinds, Inc.*	45,000	$816,750
Square Enix Holdings Co. Ltd. (Japan)[1]	11,600	242,269

		19,600,157

Total Information Technology		146,153,432

Materials - 3.84%
Chemicals - 2.38%
Arkema S.A. (France)[1]	67	4,329
BASF SE (Germany)[1]	5,500	399,915
Calgon Carbon Corp.*	22,965	344,705
Johnson Matthey plc (United Kingdom)[1]	8,530	261,589
Monsanto Co.	368,020	21,867,748
The Scotts Miracle-Gro Co. - Class A	2,670	142,578
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	7,300	369,132

		23,389,996

Construction Materials - 1.01%
CRH plc (Ireland)[1]	28,130	485,407
Eagle Materials, Inc.	9,130	214,190
Martin Marietta Materials, Inc.	61,830	4,976,078
Vulcan Materials Co.	117,520	4,290,655

		9,966,330

Containers & Packaging - 0.44%
Owens-Illinois, Inc.*	156,450	4,385,294

Paper & Forest Products - 0.01%
Norbord, Inc. (Canada)*	4,854	55,398

Total Materials		37,797,018

Telecommunication Services - 0.14%
Diversified Telecommunication Services - 0.08%
France Telecom S.A. (France)[1]	15,090	362,058
Swisscom AG - ADR (Switzerland)[3]	9,800	407,974

		770,032

Wireless Telecommunication Services - 0.06%
SK Telecom Co. Ltd. - ADR (South Korea)	31,600	582,388

Total Telecommunication Services		1,352,420

Utilities - 0.13%
Electric Utilities - 0.06%
E.ON AG (Germany)[1]	15,180	475,141
Prime Infrastructure Group (Australia)[1]	20,160	98,458

		573,599

93	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power Producers & Energy Traders - 0.01%
Mirant Corp.*	6,150	$65,251
RRI Energy, Inc.*	18,780	70,613

		135,864

Multi-Utilities - 0.04%
GDF Suez (France)[1]	4,147	165,703
National Grid plc (United Kingdom)[1]	22,535	213,102

		378,805

Water Utilities - 0.02%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	15,040	230,602

Total Utilities		1,318,870

TOTAL COMMON STOCKS (Identified Cost $498,250,477)		545,331,066

PREFERRED STOCKS - 0.34%

Consumer Staples - 0.02%
Household Products - 0.02%
Henkel AG & Co. KGaA (Germany)[1]	3,800	224,142

Financials - 0.32%
Commercial Banks - 0.14%
PNC Financial Services Group, Inc., Series K	480,000	503,414
Wells Fargo & Co., Series K	795,000	834,750

		1,338,164

Diversified Financial Services - 0.18%
Bank of America Corp., Series K	845,000	852,749
JPMorgan Chase & Co., Series 1	890,000	948,749

		1,801,498

Total Financials		3,139,662

TOTAL PREFERRED STOCKS (Identified Cost $3,024,182)		3,363,804

WARRANTS - 0.00%**

Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011* (Identified Cost $5,289)	8,377	293

The accompanying notes are an integral part of the financial statements.	94

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS - 20.10%

Convertible Corporate Bonds - 0.13%
Health Care - 0.08%
Biotechnology - 0.07%
Amgen, Inc., 0.375%, 2/1/2013	$635,000	$636,587

Health Care Equipment & Supplies - 0.01%
Medtronic, Inc., 1.625%, 4/15/2013	140,000	140,875

Total Health Care		777,462

Information Technology - 0.05%
Computers & Peripherals - 0.05%
EMC Corp., 1.75%, 12/1/2013	335,000	477,794

Total Convertible Corporate Bonds (Identified Cost $1,174,218)		1,255,256

Non-Convertible Corporate Bonds - 19.97%
Consumer Discretionary - 2.70%
Hotels, Restaurants & Leisure - 0.54%
Cedar Fair LP - Canada’s Wonderland Co. - Magnum Management Corp.[4], 9.125%, 8/1/2018	250,000	268,750
International Game Technology, 7.50%, 6/15/2019	1,150,000	1,351,832
McDonald’s Corp., 5.80%, 10/15/2017	620,000	740,795
McDonald’s Corp., 6.30%, 10/15/2037	690,000	824,287
Scientific Games International, Inc.[4], 7.875%, 6/15/2016	370,000	381,100
Wendy’s - Arby’s Restaurants LLC, 10.00%, 7/15/2016	560,000	613,200
Wyndham Worldwide Corp., 9.875%, 5/1/2014	230,000	271,813
Wyndham Worldwide Corp., 6.00%, 12/1/2016	795,000	848,964

		5,300,741

Household Durables - 0.14%
Fortune Brands, Inc., 5.375%, 1/15/2016	1,265,000	1,353,152

Media - 1.44%
Cablevision Systems Corp., 8.625%, 9/15/2017	1,005,000	1,134,394
Columbus International, Inc. (Barbados)[4], 11.50%, 11/20/2014	295,000	330,769
Comcast Corp., 6.50%, 11/15/2035	2,315,000	2,535,025
Comcast Corp., 6.95%, 8/15/2037	1,310,000	1,523,937
DIRECTV Holdings LLC, 5.20%, 3/15/2020	1,330,000	1,444,501
Discovery Communications LLC, 5.05%, 6/1/2020	1,350,000	1,486,660
Interactive Data Corp.[4], 10.25%, 8/1/2018	360,000	393,750
MDC Partners, Inc. (Canada)[4], 11.00%, 11/1/2016	135,000	149,850
Sirius XM Radio, Inc.[4], 9.75%, 9/1/2015	470,000	526,988
Time Warner, Inc., 7.625%, 4/15/2031	1,160,000	1,412,048
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[4], 8.125%, 12/1/2017	175,000	183,312
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[4], 8.125%, 12/1/2017	195,000	283,616

95	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
UPC Holding B.V. (Netherlands)[4], 9.875%, 4/15/2018	$710,000	$775,675
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	105,000	117,075
Virgin Media Finance plc, Series 1 (United Kingdom), 9.50%, 8/15/2016	370,000	420,412
The Walt Disney Co., Series B, 7.00%, 3/1/2032	380,000	480,302
WMG Acquisition Corp., 9.50%, 6/15/2016	480,000	517,200
XM Satellite Radio, Inc.[4], 7.625%, 11/1/2018	425,000	436,688

		14,152,202

Multiline Retail - 0.10%
Target Corp., 6.00%, 1/15/2018	845,000	1,020,218

Specialty Retail - 0.38%
The Home Depot, Inc., 5.40%, 3/1/2016	1,220,000	1,399,430
Lowe’s Companies, Inc., 6.10%, 9/15/2017	850,000	1,029,140
Rent-A-Center, Inc.[4], 6.625%, 11/15/2020	645,000	651,450
Toys R Us Property Co. LLC[4], 8.50%, 12/1/2017	595,000	644,088

		3,724,108

Textiles, Apparel & Luxury Goods - 0.10%
VF Corp., 5.95%, 11/1/2017	880,000	1,027,222

Total Consumer Discretionary		26,577,643

Consumer Staples - 0.78%
Beverages - 0.38%
CEDC Finance Corp. International, Inc.[4], 9.125%, 12/1/2016	600,000	648,000
The Coca-Cola Co., 5.35%, 11/15/2017	630,000	739,721
Constellation Brands, Inc., 8.375%, 12/15/2014	590,000	664,488
PepsiCo, Inc., 5.00%, 6/1/2018	620,000	705,921
PepsiCo, Inc., 7.90%, 11/1/2018	760,000	1,019,013

		3,777,143

Food & Staples Retailing - 0.09%
Ingles Markets, Inc., 8.875%, 5/15/2017	215,000	237,575
The Kroger Co., 6.75%, 4/15/2012	605,000	653,509

		891,084

Food Products - 0.21%
General Mills, Inc., 5.65%, 2/15/2019	880,000	1,027,379
Kraft Foods, Inc., 6.125%, 2/1/2018	895,000	1,054,327

		2,081,706

Personal Products - 0.10%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	940,000	979,950

Total Consumer Staples		7,729,883

The accompanying notes are an integral part of the financial statements.	96

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy - 1.77%
Energy Equipment & Services - 0.50%
Baker Hughes, Inc., 7.50%, 11/15/2018	$725,000	$937,736
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	655,000	686,112
Complete Production Services, Inc., 8.00%, 12/15/2016	430,000	452,575
Hornbeck Offshore Services, Inc., 8.00%, 9/1/2017	90,000	91,238
Hornbeck Offshore Services, Inc., Series B, 6.125%, 12/1/2014	400,000	400,000
Key Energy Services, Inc., 8.375%, 12/1/2014	410,000	439,213
Thermon Industries, Inc.[4], 9.50%, 5/1/2017	465,000	491,737
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	1,045,000	1,380,036

		4,878,647

Oil, Gas & Consumable Fuels - 1.27%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	1,690,000	1,848,268
Anadarko Petroleum Corp., 8.70%, 3/15/2019	580,000	718,028
Apache Corp., 6.90%, 9/15/2018	600,000	754,327
Aquilex Holdings LLC - Aquilex Finance Corp., 11.125%, 12/15/2016	245,000	233,362
Arch Coal, Inc., 8.75%, 8/1/2016	185,000	207,663
Arch Western Finance LLC, 6.75%, 7/1/2013	265,000	267,650
Chaparral Energy, Inc., 8.875%, 2/1/2017	550,000	550,000
Chesapeake Energy Corp., 9.50%, 2/15/2015	480,000	556,800
Coffeyville Resources LLC - Coffeyville Finance, Inc.[4], 9.00%, 4/1/2015	225,000	241,313
Coffeyville Resources LLC - Coffeyville Finance, Inc.[4], 10.875%, 4/1/2017	215,000	228,975
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	855,000	923,400
Hess Corp., 5.60%, 2/15/2041	1,670,000	1,704,267
Linn Energy LLC - Linn Energy Finance Corp.[4], 7.75%, 2/1/2021	555,000	573,038
MarkWest Energy Partners LP - MarkWest Energy Finance Corp., 6.75%, 11/1/2020	625,000	639,062
Martin Midstream Partners LP - Martin Midstream Finance Corp.[4], 8.875%, 4/1/2018	460,000	478,400
Niska Gas Storage US LLC - Niska Gas Storage Canada ULC[4], 8.875%, 3/15/2018	320,000	349,600
Plains Exploration & Production Co., 8.625%, 10/15/2019	790,000	876,900
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	465,000	492,900
Tesoro Corp., 9.75%, 6/1/2019	650,000	721,500
Whiting Petroleum Corp., 7.00%, 2/1/2014	125,000	132,969

		12,498,422

Total Energy		17,377,069

Financials - 7.38%
Capital Markets - 2.38%
Goldman Sachs Capital I, 6.345%, 2/15/2034	1,020,000	975,165

97	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Goldman Sachs Capital II5, 5.793%, 12/29/2049	$2,005,000	$1,721,794
The Goldman Sachs Group, Inc.[6], 3.25%, 6/15/2012	9,123,000	9,543,351
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	885,000	990,980
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	3,020,000	3,195,383
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	1,375,000	1,308,971
Morgan Stanley, 5.55%, 4/27/2017	2,425,000	2,581,294
Morgan Stanley, 5.50%, 1/26/2020	3,000,000	3,122,661

		23,439,599

Commercial Banks - 1.21%
Household Finance Co., 6.375%, 11/27/2012	1,225,000	1,338,777
HSBC Finance Corp., 7.00%, 5/15/2012	700,000	756,160
KeyBank National Association, 5.45%, 3/3/2016	1,310,000	1,427,313
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	1,830,000	2,140,851
National City Corp., 6.875%, 5/15/2019	1,465,000	1,706,817
PNC Bank National Association, 5.25%, 1/15/2017	1,035,000	1,123,377
U.S. Bank National Association, 6.375%, 8/1/2011	575,000	600,049
U.S. Bank National Association, 6.30%, 2/4/2014	555,000	636,653
USB Capital XIII Trust, 6.625%, 12/15/2039	540,000	549,434
Wachovia Corp., 5.25%, 8/1/2014	1,270,000	1,379,089
Wilmington Trust Corp., 8.50%, 4/2/2018	280,000	286,426

		11,944,946

Consumer Finance - 0.60%
American Express Co., 8.125%, 5/20/2019	3,130,000	4,020,698
American Express Co.[5], 6.80%, 9/1/2066	930,000	933,487
Credit Acceptance Corp.[4], 9.125%, 2/1/2017	880,000	924,000

		5,878,185

Diversified Financial Services - 1.60%
Bank of America Corp., 5.75%, 8/15/2016	685,000	728,838
Bank of America Corp., 7.625%, 6/1/2019	3,355,000	3,927,561
Citigroup Funding, Inc.[6], 1.875%, 10/22/2012	3,892,000	3,997,715
Citigroup, Inc., 8.50%, 5/22/2019	2,445,000	3,070,130
JPMorgan Chase & Co., 6.30%, 4/23/2019	860,000	1,003,635
JPMorgan Chase & Co., 4.95%, 3/25/2020	2,850,000	3,022,570

		15,750,449

Insurance - 0.28%
American International Group, Inc., 4.25%, 5/15/2013	1,245,000	1,301,025
Fidelity National Financial, Inc., 6.60%, 5/15/2017	530,000	546,599

The accompanying notes are an integral part of the financial statements.	98

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.[5], 8.125%, 6/15/2038	$820,000	$871,250

		2,718,874

Real Estate Investment Trusts (REITS) - 1.25%
AvalonBay Communities, Inc., 6.10%, 3/15/2020	1,235,000	1,445,078
Boston Properties LP, 5.875%, 10/15/2019	1,255,000	1,415,830
Camden Property Trust, 5.70%, 5/15/2017	980,000	1,083,717
DuPont Fabros Technology LP, 8.50%, 12/15/2017	785,000	849,762
Felcor Lodging LP, 10.00%, 10/1/2014	580,000	652,500
HCP, Inc., 6.70%, 1/30/2018	1,270,000	1,409,132
Health Care REIT, Inc., 6.20%, 6/1/2016	1,240,000	1,417,729
Host Hotels & Resorts LP, 6.875%, 11/1/2014	295,000	304,403
Host Hotels & Resorts LP, 6.375%, 3/15/2015	160,000	164,000
Mack-Cali Realty LP, 7.75%, 8/15/2019	755,000	909,407
National Retail Properties, Inc., 6.875%, 10/15/2017	650,000	732,379
Omega Healthcare Investors, Inc.[4], 7.50%, 2/15/2020	425,000	457,938
Simon Property Group LP, 10.35%, 4/1/2019	1,035,000	1,463,067

		12,304,942

Real Estate Management & Development - 0.06%
CB Richard Ellis Services, Inc.[4], 6.625%, 10/15/2020	600,000	609,000

Total Financials		72,645,995

Health Care - 0.93%
Health Care Equipment & Supplies - 0.34%
Alere, Inc., 7.875%, 2/1/2016	395,000	413,762
Alere, Inc., 9.00%, 5/15/2016	689,000	735,508
Becton Dickinson and Co., 6.00%, 5/15/2039	885,000	1,023,196
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	245,000	251,738
Fresenius US Finance II, Inc.[4], 9.00%, 7/15/2015	760,000	887,300

		3,311,504

Health Care Providers & Services - 0.24%
BioScrip, Inc., 10.25%, 10/1/2015	430,000	454,725
HCA, Inc., 7.875%, 2/15/2020	615,000	681,112
Health Management Associates, Inc., 6.125%, 4/15/2016	670,000	690,100
LifePoint Hospitals, Inc.[4], 6.625%, 10/1/2020	555,000	584,138

		2,410,075

Life Sciences Tools & Services - 0.05%
PharmaNet Development Group, Inc.[4], 10.875%, 4/15/2017	455,000	473,200

Pharmaceuticals - 0.30%
Johnson & Johnson, 5.95%, 8/15/2037	565,000	673,863

99	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals (continued)
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	$1,245,000	$1,429,170
Wyeth, 6.50%, 2/1/2034	700,000	843,298

		2,946,331

Total Health Care		9,141,110

Industrials - 3.08%
Aerospace & Defense - 0.32%
BE Aerospace, Inc., 6.875%, 10/1/2020	555,000	589,688
The Boeing Co., 6.00%, 3/15/2019	980,000	1,175,202
GeoEye, Inc., 9.625%, 10/1/2015	250,000	278,438
Honeywell International, Inc., 5.30%, 3/1/2018	660,000	769,577
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/2017	275,000	305,250

		3,118,155

Air Freight & Logistics - 0.18%
FedEx Corp., 8.00%, 1/15/2019	785,000	1,011,511
United Parcel Service, Inc., 6.20%, 1/15/2038	645,000	770,202

		1,781,713

Airlines - 0.46%
Continental Airlines, Inc.4, 6.75%, 9/15/2015	565,000	588,306
Delta Air Lines Pass-Through Trust, Series 2001-1, Class A-2, 7.111%, 9/18/2011	340,000	356,150
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	329,086	355,413
Delta Air Lines, Inc.4, 9.50%, 9/15/2014	445,000	489,500
Southwest Airlines Co., 5.25%, 10/1/2014	945,000	1,019,537
Southwest Airlines Co., 5.75%, 12/15/2016	1,580,000	1,731,227

		4,540,133

Building Products - 0.10%
Building Materials Corp. of America4, 6.875%, 8/15/2018	340,000	340,000
Building Materials Corp. of America4, 7.50%, 3/15/2020	215,000	219,837
Owens Corning, 9.00%, 6/15/2019	335,000	406,098

		965,935

Commercial Services & Supplies - 0.26%
ACCO Brands Corp., 10.625%, 3/15/2015	250,000	282,188
Clean Harbors, Inc., 7.625%, 8/15/2016	414,000	437,287
Garda World Security Corp. (Canada)4, 9.75%, 3/15/2017	425,000	452,625
Waste Management, Inc., 7.375%, 3/11/2019	1,110,000	1,398,092

		2,570,192

The accompanying notes are an integral part of the financial statements.	100

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 0.83%
GE Capital Trust I5, 6.375%, 11/15/2067	$895,000	$884,931
General Electric Capital Corp., 5.625%, 5/1/2018	460,000	514,054
General Electric Capital Corp., 5.50%, 1/8/2020	2,785,000	3,065,461
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	1,545,000	1,723,325
General Electric Co., 5.25%, 12/6/2017	765,000	861,288
Textron, Inc., 7.25%, 10/1/2019	940,000	1,118,805

		8,167,864

Machinery - 0.29%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	815,000	1,027,881
John Deere Capital Corp., 5.50%, 4/13/2017	275,000	320,573
John Deere Capital Corp., 5.75%, 9/10/2018	1,295,000	1,525,248

		2,873,702

Marine - 0.11%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island)[4], 8.875%, 11/1/2017	805,000	859,337
United Maritime Group LLC - United Maritime Group Finance Corp., 11.75%, 6/15/2015	245,000	244,694

		1,104,031

Road & Rail - 0.53%
CSX Corp., 6.00%, 10/1/2036	1,605,000	1,708,124
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	2,300,000	2,328,322
RailAmerica, Inc., 9.25%, 7/1/2017	285,000	315,638
Union Pacific Corp., 5.65%, 5/1/2017	700,000	807,965

		5,160,049

Total Industrials		30,281,774

Information Technology - 0.76%
Communications Equipment - 0.29%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	540,000	450,900
Cisco Systems, Inc., 5.90%, 2/15/2039	1,045,000	1,174,467
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	650,000	677,625
Nokia Corp. (Finland), 5.375%, 5/15/2019	460,000	512,020

		2,815,012

Computers & Peripherals - 0.14%
International Business Machines Corp., 5.60%, 11/30/2039	1,271,000	1,416,565

IT Services - 0.15%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,474,884

101	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.11%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	$300,000	$324,000
Advanced Micro Devices, Inc.[4], 7.75%, 8/1/2020	240,000	254,400
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co.[4], 10.50%, 4/15/2018	455,000	487,988

		1,066,388

Software - 0.07%
Microsoft Corp., 5.20%, 6/1/2039	690,000	732,648

Total Information Technology		7,505,497

Materials - 1.54%
Chemicals - 0.22%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	855,000	1,024,118
Ferro Corp., 7.875%, 8/15/2018	555,000	590,381
Rhodia S.A. (France)[4], 6.875%, 9/15/2020	570,000	599,213

		2,213,712

Containers & Packaging - 0.05%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[4], 8.50%, 5/15/2018	480,000	490,800

Metals & Mining - 0.63%
Alcoa, Inc., 5.72%, 2/23/2019	3,122,000	3,198,370
Alcoa, Inc., 5.87%, 2/23/2022	1,280,000	1,307,463
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	830,000	1,029,096
Steel Dynamics, Inc., 7.75%, 4/15/2016	610,000	651,175

		6,186,104

Paper & Forest Products - 0.64%
Georgia-Pacific LLC[4], 8.25%, 5/1/2016	290,000	332,775
International Paper Co., 9.375%, 5/15/2019	2,562,000	3,383,198
International Paper Co., 7.50%, 8/15/2021	2,120,000	2,585,213

		6,301,186

Total Materials		15,191,802

Telecommunication Services - 0.57%
Diversified Telecommunication Services - 0.23%
Clearwire Communications LLC - Clearwire Finance, Inc.[4], 12.00%, 12/1/2015	130,000	144,300
Clearwire Communications LLC - Clearwire Finance, Inc.[4], 12.00%, 12/1/2015	310,000	343,325
Inmarsat Finance plc (United Kingdom)[4], 7.375%, 12/1/2017	575,000	615,250
Intelsat Subsidiary Holding Co. Ltd. (Bermuda)[4], 8.875%, 1/15/2015	535,000	551,050

The accompanying notes are an integral part of the financial statements.	102

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Wind Acquisition Finance S.A. (Luxembourg)[4], 11.75%, 7/15/2017	$585,000	$666,900

		2,320,825

Wireless Telecommunication Services - 0.34%
CC Holdings GS V LLC - Crown Castle GS III Corp.[4], 7.75%, 5/1/2017	465,000	521,962
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	1,045,000	1,162,248
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	353,000	359,623
NII Capital Corp., 8.875%, 12/15/2019	590,000	656,375
SBA Tower Trust[4], 5.101%, 4/15/2017	575,000	618,475

		3,318,683

Total Telecommunication Services		5,639,508

Utilities - 0.46%
Electric Utilities - 0.38%
Allegheny Energy Supply Co. LLC4, 5.75%, 10/15/2019	1,660,000	1,741,088
Exelon Generation Co. LLC, 5.35%, 1/15/2014	895,000	994,762
Southwestern Electric Power Co., 6.45%, 1/15/2019	880,000	998,838

		3,734,688

Independent Power Producers & Energy Traders - 0.06%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.125%, 6/30/2017	319,346	343,297
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[4], 10.875%, 6/1/2016	250,000	277,500

		620,797

Multi-Utilities - 0.02%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	135,000	155,466

Total Utilities		4,510,951

Total Non-Convertible Corporate Bonds (Identified Cost $181,677,016)		196,601,232

TOTAL CORPORATE BONDS (Identified Cost $182,851,234)		197,856,488

MUTUAL FUNDS - 1.94%

iShares Dow Jones US Real Estate Index Fund	880	48,330
iShares iBoxx High Yield Corporate Bond Fund	105,941	9,613,086
iShares iBoxx Investment Grade Corporate Bond Fund	83,883	9,425,094

TOTAL MUTUAL FUNDS (Identified Cost $17,854,437)		19,086,510

103	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

U.S. TREASURY SECURITIES - 5.28%

U.S. Treasury Notes - 5.28%
U.S. Treasury Note, 2.375%, 2/28/2015	$8,985,000	$9,519,158
U.S. Treasury Note, 2.50%, 4/30/2015	25,000,000	26,634,775
U.S. Treasury Note, 2.125%, 5/31/2015	124,000	129,958
U.S. Treasury Note, 4.00%, 8/15/2018	10,150,000	11,523,417
U.S. Treasury Note, 2.75%, 2/15/2019	4,000,000	4,142,812

TOTAL U.S. TREASURY SECURITIES (Identified Cost $48,370,925)		51,950,120

ASSET-BACKED SECURITIES - 0.13%

Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4], 5.29%, 3/25/2016	470,000	520,533
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	700,000	733,254

TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,169,738)		1,253,787

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.42%
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4[5], 5.740%, 5/10/2045	125,000	139,334
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	100,000	107,976
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	100,000	106,899
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[5], 5.723%, 9/11/2038	130,000	145,431
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	125,000	136,622
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[5], 5.728%, 3/15/2049	160,000	175,031
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[5], 5.767%, 6/10/2046	270,000	299,151
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4,7], 3.156%, 11/1/2015	250,000	257,499
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[5], 5.198%, 12/15/2044	225,000	248,012
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[5], 5.872%, 4/15/2045	115,000	127,594
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[5], 5.881%, 6/15/2038	175,000	192,346
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[5], 5.414%, 7/12/2046	175,000	186,905
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[5], 5.206%, 11/14/2042	125,000	137,506
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045	115,000	123,399
Vornado DP LLC, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	350,000	354,237

The accompanying notes are an integral part of the financial statements.	104

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5], 5.202%, 10/15/2044	$225,000	$248,516
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[5], 5.737%, 5/15/2043	215,000	238,294
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5], 6.011%, 6/15/2045	250,000	275,704
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4,7], 4.393%, 11/18/2043	600,000	617,965

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $3,986,777)		4,118,421

FOREIGN GOVERNMENT BONDS - 0.10%

Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019 (Identified Cost $1,264,965)	975,000	982,382

U.S. GOVERNMENT AGENCIES - 12.28%

Mortgage-Backed Securities - 4.10%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017	901	978
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	3,712,257	4,034,479
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	229,438	249,855
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	282,103	307,158
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	2,233,321	2,427,173
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	374,118	407,346
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	3,916,714	4,256,683
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	239,827	260,068
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	13,000,000	14,136,630
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	1,205,324	1,309,758
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	384,110	418,824
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	259,323	282,760
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	214,494	233,477
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	375,695	409,649
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	188,254	203,741
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	10,586,356	11,425,939

Total Mortgage-Backed Securities (Identified Cost $40,240,057)		40,364,518

Other Agencies - 8.18%
Fannie Mae, 4.375%, 10/15/2015	12,800,000	14,614,502
Fannie Mae, 1.625%, 10/26/2015	16,000,000	16,152,512
Fannie Mae, 5.00%, 5/11/2017	75,000	88,746
Fannie Mae, 6.25%, 5/15/2029	4,472,000	5,776,693
Fannie Mae, 7.25%, 5/15/2030	4,021,000	5,730,488
Fannie Mae, 6.625%, 11/15/2030	4,268,000	5,709,735

105	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Extended Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 2.875%, 2/9/2015	$1,000,000	$1,072,204
Freddie Mac, 1.75%, 9/10/2015	9,000,000	9,154,467
Freddie Mac, 3.75%, 3/27/2019	15,740,000	17,215,420
Freddie Mac, 6.75%, 3/15/2031	1,841,000	2,510,279
Freddie Mac, 6.25%, 7/15/2032	1,931,000	2,520,523

Total Other Agencies (Identified Cost $77,718,191)		80,545,569

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $117,958,248)		120,910,087

SHORT-TERM INVESTMENTS - 2.31%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.16%, (Identified Cost $22,700,876)	22,700,876	22,700,876

TOTAL INVESTMENTS - 98.30% (Identified Cost $897,437,148)		967,553,834
OTHER ASSETS, LESS LIABILITIES - 1.70%		16,760,612

NET ASSETS - 100%		$984,314,446

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCTOBER 31, 20109 :

Settlement Date	Contracts to Deliver		In Exchange For	Contracts At Value	Unrealized Depreciation
11/30/2010	EUR	1,040,000	$1,435,772	$1,446,934	$(11,162)

ADR	- American Depository Receipt
EUR	- Euro currency
NVDR	- Non-Voting Depository Receipt

*	Non-income producing security
**	Less than 0.01%
[1]	International Fair Value factor from pricing service was applied.
[2]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[3]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[4]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid. These securities amount to $26,696,064, or 2.71%, of the Series’ net assets as of October 31, 2010.

[5]	The coupon rate is floating and is the stated rate as of October 31, 2010.
[6]	Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
[7]	Security has been valued at fair value.
[8]	Rate shown is the current yield as of October 31, 2010.
[9]	The counterparty for all forward foreign currency exchange contracts is The Bank of New York Mellon Corp.

The accompanying notes are an integral part of the financial statements.	106

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2010

ASSETS:

Investments, at value (identified cost $897,437,148) (Note 2)	$967,553,834
Cash	405,250
Receivable for securities sold	16,803,789
Interest receivable	4,387,933
Receivable for fund shares sold	1,258,960
Dividends receivable	276,201
Foreign tax reclaims receivable	240,187

TOTAL ASSETS	990,926,154

LIABILITIES:

Accrued management fees (Note 3)	632,341
Accrued shareholder services fees (Class S) (Class R) (Note 3)	140,411
Accrued fund accounting and administration fees (Note 3)	39,423
Accrued transfer agent fees (Note 3)	26,789
Accrued distribution and services (Rule 12b-1) fees (Class C) (Note 3)	23,353
Accrued directors’ fees (Note 3)	2,043
Accrued Chief Compliance Officer service fees (Note 3)	247
Payable for securities purchased	5,015,720
Payable for fund shares repurchased	630,124
Audit fees payable	33,778
Unrealized depreciation on foreign forward currency contracts (Note 2)	11,162
Other payables and accrued expenses	56,317

TOTAL LIABILITIES	6,611,708

TOTAL NET ASSETS	$984,314,446

NET ASSETS CONSIST OF:

Capital stock	$745,057
Additional paid-in-capital	916,654,743
Undistributed net investment income	6,992,979
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(10,204,269)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	70,125,936

TOTAL NET ASSETS	$984,314,446

107	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2010

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($676,524,218/44,622,378 shares)	$15.16

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($278,210,218/27,129,133 shares)	$10.26

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($29,467,609/2,744,149 shares)	$10.74

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($112,401/10,014 shares)	$11.22

The accompanying notes are an integral part of the financial statements.	108

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Interest	$13,038,615
Dividends (net of foreign taxes withheld, $205,941)	7,311,824

Total Investment Income	20,350,439

EXPENSES:

Management fees (Note 3)	5,882,589
Shareholder services fees (Class S) (Note 3)	1,484,090
Fund accounting and administration fees (Note 3)	165,536
Transfer agent fees (Note 3)	106,433
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	106,426
Directors’ fees (Note 3)	17,151
Chief Compliance Officer service fees (Note 3)	2,724
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	25
Custodian fees	76,300
Miscellaneous	227,399

Total Expenses	8,068,673
Less reduction of expenses (Note 3)	(758)

Net Expenses	8,067,915

NET INVESTMENT INCOME	12,282,524

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	44,652,111
Foreign currency and translation of other assets and liabilities	(16,775)
Forward foreign currency exchange contracts	(14,232)

44,621,104

Net change in unrealized appreciation (depreciation) on-
Investments	55,601,958
Foreign currency and translation of other assets and liabilities	2,632
Forward foreign currency exchange contracts	(11,162)

55,593,428

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	100,214,532

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,497,056

109	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	For the Year Ended 10/31/10	For the Year Ended 10/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$12,282,524	$6,906,566
Net realized gain (loss) on investments and foreign currency	44,621,104	(47,544,092)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	55,593,428	109,759,591

Net increase from operations	112,497,056	69,122,065

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,793,985)	(7,399,150)
From net investment income (Class C)	(75,511)	—
From net investment income (Class I)	(2,848,491)	(270,130)

Total distributions to shareholders	(9,717,987)	(7,669,280)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	271,820,376	122,302,231

Net increase in net assets	374,599,445	183,755,016

NET ASSETS:

Beginning of year	609,715,001	425,959,985

End of year (including undistributed net investment income of $6,992,979 and $4,449,612, respectively)	$984,314,446	$609,715,001

The accompanying notes are an integral part of the financial statements.	110

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	For the Years Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.32	$11.75	$17.82	$17.12	$15.82

Income (loss) from investment operations:
Net investment income	0.22 [1]	0.17 [1]	0.22	0.22	0.21
Net realized and unrealized gain (loss) on investments	1.78	1.60	(4.36)	1.88	2.18

Total from investment operations	2.00	1.77	(4.14)	2.10	2.39

Less distributions to shareholders:
From net investment income	(0.16)	(0.20)	(0.21)	(0.25)	(0.14)
From net realized gain on investments	—	—	(1.72)	(1.15)	(0.95)

Total distributions to shareholders	(0.16)	(0.20)	(1.93)	(1.40)	(1.09)

Net asset value - End of year	$15.16	$13.32	$11.75	$17.82	$17.12

Net assets - End of year (000’s omitted)	$676,524	$511,700	$424,876	$596,991	$484,003

Total return[2]	15.17%	15.47%	(25.70%)	12.95%	16.03%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.10%	1.10%	1.11%	1.14%
Net investment income	1.52%	1.48%	1.50%	1.37%	1.42%
Series portfolio turnover	62%	62%	76%	82%	82%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[3]	0.01%	0.00%[3]	N/A	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

111	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	For the Years Ended		For the Period 3/28/08[1] to 10/31/08
	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.08	$8.10	$10.00

Income (loss) from investment operations:
Net investment income	0.17 [2]	0.13 [2]	0.08
Net realized and unrealized gain (loss) on investments	1.22	1.10	(1.91)

Total from investment operations	1.39	1.23	(1.83)

Less distributions to shareholders:
From net investment income	(0.21)	(0.25)	(0.07)

Net asset value - End of period	$10.26	$9.08	$8.10

Net assets - End of period (000’s omitted)	$278,210	$98,015	$1,084

Total return[3]	15.39%	15.82%	(18.46%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.83%	0.85%	0.85%[4]
Net investment income	1.76%	1.59%	1.62%[4]
Series portfolio turnover	62%	62%	76%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[5]	0.00%[5]	0.02%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	112

Financial Highlights - Pro-Blend® Extended Term Series - Class C

For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.06 [2]
Net realized and unrealized gain on investments	0.73

Total from investment operations	0.79

Less distributions to shareholders:
From net investment income	(0.05)

Net asset value - End of period	$10.74

Net assets - End of period (000’s omitted)	$29,468

Total return[3]	7.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.83%[4]
Net investment income	0.75%[4]
Series portfolio turnover	62%

*

The investment advisor did not impose all or a portion of other fees during the period and paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

0.00%[4,5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

113	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.02 [2]
Net realized and unrealized gain on investments	1.20

Total from investment operations	1.22

Net asset value - End of period	$11.22

Net assets - End of period (000’s omitted)	$112

Total return[3]	12.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.33%[4]
Net investment income	0.43%[4]
Series portfolio turnover	62%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.

The accompanying notes are an integral part of the financial statements.	114

Performance Update - Pro-Blend® Maximum Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S2	17.17%	4.23%	5.17%	9.09%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I2,3	17.47%	4.49%	5.49%	9.43%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class C2,3	16.31%	3.47%	4.45%	8.35%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R2,3	17.02%	4.01%	4.98%	8.90%
Russell 3000® Index[4,6]	18.34%	2.08%	0.62%	6.92%
20%/65%/15% Blended Index[4,5,6]	15.94%	3.76%	2.61%	6.94%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2010 to the Russell 3000® Index and a 20%/65%/15% Blended Index.

[1]	Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.
[2]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2010, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.85% for Class C and 1.35% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S, 0.85% for Class I, 1.86% for Class C and 1.35% for Class R for the year ended October 31, 2010.

[3]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

[4]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[5]

The 20%/65%/15% Blended Index is 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Barclays Capital U.S.Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

115

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010, except for Class R Actual, which is from June 30, 2010* to October 31, 2010).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10*	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10**	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,018.70	$5.60	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,019.50	$4.33	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$1,013.20	$9.39	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class R
Actual	$1,000.00	$1,164.00	$4.92	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.30	$4.58	1.35%

*	Class R inception date was June 30, 2010.

116

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

**

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class R Actual return information, which reflects the 123 day period ended October 31, 2010 due to its inception date of June 30, 2010). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

117

Portfolio Composition - Pro-Blend® Maximum Term Series (unaudited)

As Of October 31, 2010

Sector Allocation[3]
Information Technology	17.91%
Industrials	13.72%
Financials	13.39%
Health Care	11.45%
Consumer Discretionary	10.32%
Consumer Staples	7.96%
Energy	7.44%
Materials	4.47%
Telecommunication Services	0.21%
Utilities	0.19%

[3] Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Google, Inc. - Class A	2.52%
Monsanto Co.	2.32%
The Charles Schwab Corp.	2.19%
Hess Corp.	2.03%
United Parcel Service, Inc. - Class B	1.83%
Cisco Systems, Inc.	1.81%
Becton, Dickinson and Co.	1.70%
Alere, Inc.	1.70%
The Progressive Corp.	1.68%
Time Warner, Inc.	1.66%

4 As a percentage of total investments.

118

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS - 87.04%

Consumer Discretionary - 10.37%
Auto Components - 0.05%
Hankook Tire Co. Ltd. (South Korea)[1]	15,270	$397,736

Automobiles - 0.05%
Suzuki Motor Corp. (Japan)[1]	4,600	112,270
Yamaha Motor Co. Ltd. (Japan)*,1	18,000	276,186

		388,456

Distributors - 0.05%
Inchcape plc (United Kingdom)*,1	65,700	367,150

Hotels, Restaurants & Leisure - 0.14%
Accor S.A. (France)[1]	2,100	86,180
Choice Hotels International, Inc.	9,450	359,383
Club Mediterranee S.A. (France)*,1	6,455	126,369
Hyatt Hotels Corp. - Class A*	3,650	147,095
Wendy’s - Arby’s Group, Inc. - Class A	74,540	342,884

		1,061,911

Household Durables - 0.25%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	66,310	210,508
Harman International Industries, Inc.*	8,420	282,491
Lennar Corp. - Class A	11,080	160,771
LG Electronics, Inc. (South Korea)[1]	2,780	244,798
NVR, Inc.*	330	207,045
Rodobens Negocios Imobiliarios S.A. (Brazil)	55,190	571,278
Tupperware Brands Corp.	3,880	173,863

		1,850,754

Leisure Equipment & Products - 0.02%
Sankyo Co. Ltd. (Japan)[1]	2,100	111,886

Media - 8.34%
Discovery Communications, Inc. - Class A*	188,150	8,393,372
Gestevision Telecinco S.A. (Spain)[1]	47,880	610,988
Grupo Televisa S.A. - ADR (Mexico)	17,470	392,201
Imax Corp. (Canada)*	17,950	388,617
Liberty Global, Inc. - Class A*	121,310	4,584,305
Mediacom Communications Corp. - Class A*	24,070	166,083
Mediaset S.p.A. (Italy)[1]	520,480	3,842,810
Reed Elsevier plc (United Kingdom)[1]	843,130	7,233,535
Reed Elsevier plc - ADR (United Kingdom)	5,125	175,839
Societe Television Francaise 1 (France)[1]	39,080	640,526
Time Warner, Inc.	378,330	12,299,508
Virgin Media, Inc. (United Kingdom)	206,610	5,254,092
The Walt Disney Co.	215,200	7,770,872

119	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
The Washington Post Co. - Class B	23,720	$9,538,998
Wolters Kluwer N.V. (Netherlands)[1]	9,750	222,250

		61,513,996

Multiline Retail - 0.09%
Marks & Spencer Group plc (United Kingdom)[1]	48,350	331,361
PPR (France)[1]	1,965	323,190

		654,551

Specialty Retail - 1.32%
Chico’s FAS, Inc.	15,650	152,118
Dick’s Sporting Goods, Inc.*	189,430	5,459,373
The Finish Line, Inc. - Class A	12,710	194,463
KOMERI Co. Ltd. (Japan)[1]	5,400	112,168
Lumber Liquidators Holdings, Inc.*	9,950	239,596
The Sherwin-Williams Co.	48,550	3,542,693

		9,700,411

Textiles, Apparel & Luxury Goods - 0.06%
Adidas AG (Germany)[1]	4,050	263,785
Skechers U.S.A., Inc. - Class A*	8,410	163,491

		427,276

Total Consumer Discretionary		76,474,127

Consumer Staples - 7.96%
Beverages - 2.27%
The Coca-Cola Co.	138,180	8,473,198
Diageo plc (United Kingdom)[1]	13,970	257,714
Heineken N.V. (Netherlands)[1]	9,410	477,701
Kirin Holdings Co. Ltd. (Japan)[1]	18,000	246,667
PepsiCo, Inc.	111,220	7,262,666

		16,717,946

Food & Staples Retailing - 2.00%
BJ’s Wholesale Club, Inc.*	6,090	254,136
Carrefour S.A. (France)[1]	24,970	1,351,965
Casino Guichard-Perrachon S.A. (France)[1]	2,880	270,954
The Kroger Co.	264,850	5,826,700
Safeway, Inc.	255,280	5,845,912
SUPERVALU, Inc.	22,920	247,307
Tesco plc (United Kingdom)[1]	135,710	928,753

		14,725,727

The accompanying notes are an integral part of the financial statements.	120

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 3.57%
Danone S.A. (France)[1]	8,770	$556,067
Diamond Foods, Inc.	4,020	177,684
Flowers Foods, Inc.	13,620	347,038
General Mills, Inc.	107,740	4,044,560
Kellogg Co.	70,630	3,549,864
Nestle S.A. (Switzerland)[1]	153,290	8,396,382
Sanderson Farms, Inc.	4,300	180,514
Suedzucker AG (Germany)[1]	6,820	161,026
Unilever plc - ADR (United Kingdom)	308,944	8,965,555

		26,378,690

Household Products - 0.05%
Reckitt Benckiser Group plc (United Kingdom)[1]	6,700	374,321

Personal Products - 0.07%
Alberto-Culver Co.	7,930	295,710
Beiersdorf AG (Germany)[1]	2,440	158,967
Kao Corp. (Japan)[1]	3,900	99,126

		553,803

Total Consumer Staples		58,750,487

Energy - 7.48%
Energy Equipment & Services - 3.83%
Baker Hughes, Inc.	190,947	8,846,575
Calfrac Well Services Ltd. (Canada)	24,560	617,432
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*,1	16,850	393,596
Dril-Quip, Inc.*	5,320	367,612
Schlumberger Ltd.	129,100	9,022,799
Trican Well Service Ltd. (Canada)	44,200	766,208
Weatherford International Ltd. (Switzerland)*	490,726	8,249,104

		28,263,326

Oil, Gas & Consumable Fuels - 3.65%
Cameco Corp. (Canada)	309,730	9,589,241
Forest Oil Corp.*	4,710	144,738
Hess Corp.	239,040	15,066,691
Mariner Energy, Inc.*	7,125	177,555
Paladin Energy Ltd. (Australia)*	88,080	357,536
Repsol YPF S.A. (Spain)[1]	5,700	158,064
Royal Dutch Shell plc - Class B (Netherlands)[1]	7,474	239,182
Royal Dutch Shell plc - Class B - ADR (Netherlands)	7,420	477,254
Talisman Energy, Inc. (Canada)	23,710	429,844

121	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Total S.A. (France)[1]	4,820	$262,373

		26,902,478

Total Energy		55,165,804

Financials - 13.11%
Capital Markets - 4.93%
The Bank of New York Mellon Corp.[2]	477,920	11,976,675
The Charles Schwab Corp.	1,053,970	16,231,138
Credit Suisse Group AG - ADR (Switzerland)	3,250	134,875
Daiwa Securities Group, Inc. (Japan)[1]	4,000	16,309
Evercore Partners, Inc. - Class A	5,420	164,551
Financial Engines, Inc.*	9,590	141,261
GAM Holding AG (Switzerland)*,1	36,170	571,447
The Goldman Sachs Group, Inc.	2,050	329,948
Greenhill & Co., Inc.	1,880	146,020
Lazard Ltd. - Class A (Bermuda)	4,250	156,825
Nomura Holdings, Inc. (Japan)[1]	7,000	35,971
Northern Trust Corp.	120,670	5,988,852
State Street Corp.	11,370	474,811

		36,368,683

Commercial Banks - 1.48%
Banco Santander S.A. (Spain)[1]	15,870	203,701
Banco Santander S.A. - ADR (Spain)	36,050	461,800
Barclays plc - ADR (United Kingdom)	6,310	111,372
BNP Paribas (France)[1]	2,163	158,215
The Chugoku Bank Ltd. (Japan)[1]	11,100	128,752
Credit Agricole S.A. (France)[1]	5,240	85,940
First Commonwealth Financial Corp.	114,370	665,633
First Financial Bancorp	18,000	303,120
The Hachijuni Bank Ltd. (Japan)[1]	20,400	104,686
Hong Leong Financial Group Berhad (Malaysia)[1]	69,020	202,512
HSBC Holdings plc (United Kingdom)[1]	669,070	6,963,480
HSBC Holdings plc - ADR (United Kingdom)	8,775	457,265
ICICI Bank Ltd. - ADR (India)	4,810	252,910
Mitsubishi UFJ Financial Group, Inc. (Japan)[1]	14,000	64,974
Societe Generale - ADR (France)[3]	12,660	151,034
The Sumitomo Trust & Banking Co. Ltd. (Japan)[1]	19,000	103,736
U.S. Bancorp	20,630	498,833

		10,917,963

Consumer Finance - 1.53%
American Express Co.	265,990	11,027,945

The accompanying notes are an integral part of the financial statements.	122

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Consumer Finance (continued)
Discover Financial Services	14,140	$249,571

		11,277,516

Diversified Financial Services - 1.25%
Bank of America Corp.	11,620	132,933
Deutsche Boerse AG (Germany)[1]	103,610	7,288,838
Financiere Marc de Lacharriere S.A. (Fimalac) (France)[1]	6,420	276,290
ING Groep N.V. (Netherlands)*,1	5,355	57,292
JPMorgan Chase & Co.	18,951	713,126
Moody’s Corp.	29,080	786,905

		9,255,384

Insurance - 2.37%
Allianz SE (Germany)[1]	10,538	1,319,651
The Allstate Corp.	16,340	498,207
Amil Participacoes S.A. (Brazil)	39,510	402,001
AXA S.A. (France)[1]	4,615	84,164
Brown & Brown, Inc.	21,890	487,928
Mapfre S.A. (Spain)[1]	91,000	302,390
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,343	522,513
The Progressive Corp.	587,520	12,431,923
Willis Group Holdings plc (United Kingdom)	22,805	725,199
Zurich Financial Services AG (Switzerland)[1]	2,910	712,128

		17,486,104

Real Estate Investment Trusts (REITS) - 1.35%
Alexandria Real Estate Equities, Inc.	4,000	293,920
Alstria Office REIT AG (Germany)[1]	26,740	372,542
American Campus Communities, Inc.	13,590	429,852
Apartment Investment & Management Co. - Class A	14,700	342,657
Associated Estates Realty Corp.	5,310	73,756
AvalonBay Communities, Inc.	2,540	270,027
BioMed Realty Trust, Inc.	24,670	452,694
Boston Properties, Inc.	4,870	419,745
British Land Co. plc (United Kingdom)[1]	9,990	81,563
Camden Property Trust	5,330	264,315
Cogdell Spencer, Inc.	31,400	206,298
Corporate Office Properties Trust	25,750	913,867
DiamondRock Hospitality Co.*	6,740	71,309
Digital Realty Trust, Inc.	4,570	272,966
Douglas Emmett, Inc.	6,740	120,916
DuPont Fabros Technology, Inc.	17,690	444,019
Equity Lifestyle Properties, Inc.	3,820	217,434

123	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Equity One, Inc.	4,950	$92,565
Equity Residential	4,790	232,938
HCP, Inc.	7,450	268,274
Health Care REIT, Inc.	4,530	231,483
Healthcare Realty Trust, Inc.	10,300	248,642
Home Properties, Inc.	7,540	410,553
Host Hotels & Resorts, Inc.	19,393	308,155
LaSalle Hotel Properties	10,310	244,244
Lexington Realty Trust	11,260	87,603
Mack-Cali Realty Corp.	2,940	98,725
National Health Investors, Inc.	1,830	84,729
National Retail Properties, Inc.	10,070	272,897
Omega Healthcare Investors, Inc.	11,300	259,900
Pebblebrook Hotel Trust*	12,110	237,235
Public Storage	2,670	264,917
Realty Income Corp.	12,820	439,470
Simon Property Group, Inc.	3,136	301,119
Sovran Self Storage, Inc.	2,930	114,475
Tanger Factory Outlet Centers	4,900	234,808
UDR, Inc.	11,690	262,791

		9,943,403

Real Estate Management & Development - 0.02%
CB Richard Ellis Group, Inc. - Class A*	4,740	86,979
Renhe Commercial Holdings Co. Ltd. (China)[1]	186,000	35,578
Thomas Properties Group, Inc.*	11,440	42,786

		165,343

Thrifts & Mortgage Finance - 0.18%
Aareal Bank AG (Germany)*,1	9,707	236,988
First Niagara Financial Group, Inc.	53,690	636,226
Hudson City Bancorp, Inc.	11,050	128,733
People’s United Financial, Inc.	25,930	319,198

		1,321,145

Total Financials		96,735,541

Health Care - 11.50%
Biotechnology - 0.41%
Acorda Therapeutics, Inc.*	12,360	334,215
Amgen, Inc.*	15,930	911,037
Basilea Pharmaceutica AG (Switzerland)*,1	8,420	590,665
Celera Corp.*	209,940	1,196,658

		3,032,575

The accompanying notes are an integral part of the financial statements.	124

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies - 7.17%
Abaxis, Inc.*	25,470	$611,535
Alere, Inc.*	426,509	12,603,341
Becton, Dickinson and Co.	167,130	12,621,658
Boston Scientific Corp.*	1,306,440	8,335,087
Cochlear Ltd. (Australia)[1]	18,680	1,301,270
Conceptus, Inc.*	43,970	624,814
Covidien plc (Ireland)	34,620	1,380,299
DENTSPLY International, Inc.	33,500	1,051,565
DexCom, Inc.*	62,704	862,180
Gen-Probe, Inc.*	172,720	8,364,830
Hologic, Inc.*	33,590	538,112
Insulet Corp.*	60,260	961,147
Mindray Medical International Ltd. - ADR (China)	3,470	100,561
Sirona Dental Systems, Inc.*	15,580	586,587
Straumann Holding AG (Switzerland)[1]	5,774	1,208,788
Zoll Medical Corp.*	53,950	1,754,993

		52,906,767

Health Care Providers & Services - 0.73%
Bio-Reference Laboratories, Inc.*	30,670	661,245
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	124,000	142,643
Cross Country Healthcare, Inc.*	86,140	628,822
Diagnosticos da America S.A. (Brazil)	133,680	1,623,533
Odontoprev S.A. (Brazil)	46,320	681,056
Sonic Healthcare Ltd. (Australia)[1]	157,370	1,678,987

		5,416,286

Health Care Technology - 1.11%
Allscripts Healthcare Solutions, Inc.*	30,080	574,227
Cerner Corp.*	86,593	7,605,463

		8,179,690

Life Sciences Tools & Services - 1.64%
Caliper Life Sciences, Inc.*	267,440	1,203,480
Lonza Group AG (Switzerland)[1]	47,920	4,195,047
Sequenom, Inc.*	138,940	882,269
Thermo Fisher Scientific, Inc.*	112,510	5,785,264

		12,066,060

Pharmaceuticals - 0.44%
AstraZeneca plc (United Kingdom)[1]	2,175	109,407
AstraZeneca plc - ADR (United Kingdom)	4,000	201,840
Bayer AG (Germany)[1]	11,706	873,121
GlaxoSmithKline plc (United Kingdom)[1]	14,755	288,130

125	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Sanofi-Aventis S.A. (France)[1]	1,987	$139,213
Santen Pharmaceutical Co. Ltd. (Japan)[1]	4,800	165,404
Shire plc (Ireland)[1]	16,590	389,322
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	2,700	126,566
UCB S.A. (Belgium)[1]	24,700	958,163

		3,251,166

Total Health Care		84,852,544

Industrials - 13.73%
Aerospace & Defense - 1.11%
The Boeing Co.	112,880	7,973,843
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	7,520	216,952

		8,190,795

Air Freight & Logistics - 3.04%
Atlas Air Worldwide Holdings, Inc.*	5,050	263,913
FedEx Corp.	91,890	8,060,591
TNT N.V. (Netherlands)[1]	21,390	568,849
United Parcel Service, Inc. - Class B	201,113	13,542,950

		22,436,303

Airlines - 2.38%
Copa Holdings S.A. - Class A (Panama)	4,600	233,358
Deutsche Lufthansa AG (Germany)*,1	17,640	377,100
Ryanair Holdings plc - ADR (Ireland)	260,470	8,499,136
Southwest Airlines Co.	611,267	8,411,034

		17,520,628

Commercial Services & Supplies - 1.14%
Tomra Systems ASA (Norway)[1]	192,870	1,175,288
Waste Management, Inc.	202,690	7,240,087

		8,415,375

Construction & Engineering - 0.88%
MYR Group, Inc.*	9,090	141,713
Quanta Services, Inc.*	321,700	6,324,622

		6,466,335

Electrical Equipment - 0.25%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	37,900	784,151
Alstom S.A. (France)[1]	10,550	532,797
Nexans S.A. (France)[1]	2,650	189,016
Schneider Electric S.A. (France)[1]	2,280	323,947

		1,829,911

The accompanying notes are an integral part of the financial statements.	126

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates - 0.19%
Siemens AG (Germany)[1]	12,250	$1,397,914

Machinery - 1.49%
ArvinMeritor, Inc.*	9,780	162,152
Astec Industries, Inc.*	5,340	157,370
FANUC Ltd. (Japan)[1]	1,500	217,155
Lindsay Corp.	3,910	225,412
Pall Corp.	220,420	9,405,321
SmartHeat, Inc. (China)*	8,080	52,439
Titan International, Inc.	20,620	312,805
Wabtec Corp.	6,360	297,902
Westport Innovations, Inc. (Canada)*	8,980	162,718

		10,993,274

Professional Services - 2.09%
Adecco S.A. (Switzerland)[1]	94,990	5,314,859
Manpower, Inc.	91,380	5,001,228
Randstad Holding N.V. (Netherlands)*,1	107,590	5,125,459

		15,441,546

Road & Rail - 1.11%
All America Latina Logistica S.A. (Brazil)	80,870	764,800
Heartland Express, Inc.	20,160	300,586
Norfolk Southern Corp.	109,660	6,742,993
RailAmerica, Inc.*	34,000	394,400

		8,202,779

Transportation Infrastructure - 0.05%
Malaysia Airports Holdings Berhad (Malaysia)[1]	183,830	358,851

Total Industrials		101,253,711

Information Technology - 18.00%
Communications Equipment - 4.29%
Alcatel-Lucent - ADR (France)*	282,290	979,546
Cisco Systems, Inc.*	588,800	13,442,304
Infinera Corp.*	100,220	820,802
Juniper Networks, Inc.*	168,258	5,449,877
QUALCOMM, Inc.	221,390	9,991,331
Riverbed Technology, Inc.*	16,480	948,259

		31,632,119

Computers & Peripherals - 1.27%
Apple, Inc.*	1,390	418,209
Compellent Technologies, Inc.*	34,600	874,342
EMC Corp.*	374,870	7,876,019

127	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Computers & Peripherals (continued)
Immersion Corp.*	27,740	$170,601

		9,339,171

Electronic Equipment, Instruments & Components - 0.57%
Amphenol Corp. - Class A	48,430	2,427,796
Cogent, Inc.*	85,820	902,826
Hitachi Ltd. (Japan)[1]	61,000	275,699
Keyence Corp. (Japan)[1]	542	134,282
LoJack Corp.*	100,326	490,594

		4,231,197

Internet Software & Services - 3.25%
comScore, Inc.*	23,000	540,730
Google, Inc. - Class A*	30,439	18,658,803
NetEase.com, Inc. - ADR (China)*	4,190	175,142
Tencent Holdings Ltd. (China)[1]	9,900	227,575
VistaPrint N.V. (Netherlands)*	87,620	3,686,173
Vocus, Inc.*	30,720	680,448

		23,968,871

IT Services - 6.39%
Accenture plc - Class A (Ireland)	139,570	6,240,175
Amadeus IT Holding S.A. - Class A (Spain)*,1	18,020	367,691
Amdocs Ltd. (Guernsey)*	51,820	1,589,838
Automatic Data Processing, Inc.	199,069	8,842,645
Cap Gemini S.A. (France)[1]	14,620	746,329
Cielo S.A. (Brazil)	77,190	665,079
MasterCard, Inc. - Class A	36,420	8,742,985
Redecard S.A. (Brazil)	44,990	581,856
Visa, Inc. - Class A	110,180	8,612,771
The Western Union Co.	609,800	10,732,480

		47,121,849

Semiconductors & Semiconductor Equipment - 0.70%
Advantest Corp. (Japan)[1]	156,660	2,975,525
Infineon Technologies AG (Germany)*,1	70,000	550,703
Sumco Corp. (Japan)*,1	47,600	736,072
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	23,653	258,054
Tokyo Electron Ltd. (Japan)[1]	9,300	524,737
Yingli Green Energy Holding Co. Ltd. - ADR (China)*	8,040	93,747

		5,138,838

Software - 1.53%
Adobe Systems, Inc.*	5,310	149,476

The accompanying notes are an integral part of the financial statements.	128

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
Autodesk, Inc.*	221,550	$8,015,679
Fortinet, Inc.*	24,950	748,500
Microsoft Corp.	32,170	857,009
Misys plc (United Kingdom)*,1	46,020	207,204
SAP AG (Germany)[1]	6,540	340,729
SolarWinds, Inc.*	42,350	768,652
Square Enix Holdings Co. Ltd. (Japan)[1]	10,600	221,384

		11,308,633

Total Information Technology		132,740,678

Materials - 4.49%
Chemicals - 2.53%
Arkema S.A. (France)[1]	40	2,585
BASF SE (Germany)[1]	5,200	378,101
Calgon Carbon Corp.*	22,488	337,545
Johnson Matthey plc (United Kingdom)[1]	7,620	233,682
Monsanto Co.	288,730	17,156,337
The Scotts Miracle-Gro Co. - Class A	4,070	217,338
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	6,500	328,679

		18,654,267

Construction Materials - 1.12%
CRH plc (Ireland)[1]	26,080	450,032
Eagle Materials, Inc.	8,810	206,683
Martin Marietta Materials, Inc.	47,350	3,810,728
Vulcan Materials Co.	104,240	3,805,802

		8,273,245

Containers & Packaging - 0.83%
Owens-Illinois, Inc.*	217,300	6,090,919

Paper & Forest Products - 0.01%
Norbord, Inc. (Canada)*	7,002	79,913

Total Materials		33,098,344

Telecommunication Services - 0.21%
Diversified Telecommunication Services - 0.14%
France Telecom S.A. (France)[1]	13,330	319,830
Swisscom AG - ADR (Switzerland)[3]	9,116	379,499
Telefonica S.A. - ADR (Spain)	1,700	137,938
Telenor ASA - ADR (Norway)[3]	3,430	165,326

		1,002,593

129	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services - 0.07%
SK Telecom Co. Ltd. - ADR (South Korea)	28,400	$523,412

Total Telecommunication Services		1,526,005

Utilities - 0.19%
Electric Utilities - 0.07%
E.ON AG (Germany)[1]	13,630	426,625
Prime Infrastructure Group (Australia)[1]	17,760	86,737

		513,362

Independent Power Producers & Energy Traders - 0.03%
Mirant Corp.*	9,630	102,174
RRI Energy, Inc.*	29,060	109,266

		211,440

Multi-Utilities - 0.06%
GDF Suez (France)[1]	4,464	178,369
National Grid plc (United Kingdom)[1]	24,670	233,292

		411,661

Water Utilities - 0.03%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	15,510	237,808

Total Utilities		1,374,271

TOTAL COMMON STOCKS (Identified Cost $588,396,356)		641,971,512

PREFERRED STOCKS - 0.03%

Consumer Staples - 0.03%
Household Products - 0.03%
Henkel AG & Co. KGaA (Germany)[1] (Identified Cost $134,525)	3,790	223,552

WARRANTS - 0.00%**

Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011* (Identified Cost $2,672)	4,132	145

The accompanying notes are an integral part of the financial statements.	130

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS - 0.39%

Non-Convertible Corporate Bonds - 0.39%
Financials - 0.34%
Capital Markets - 0.12%
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	$410,000	$433,810
Morgan Stanley, 5.50%, 1/26/2020	405,000	421,559

		855,369

Consumer Finance - 0.05%
American Express Co., 8.125%, 5/20/2019	315,000	404,639

Diversified Financial Services - 0.17%
Bank of America Corp., 7.625%, 6/1/2019	340,000	398,024
Citigroup, Inc., 8.50%, 5/22/2019	330,000	414,374
JPMorgan Chase & Co., 4.95%, 3/25/2020	385,000	408,312

		1,220,710

Total Financials		2,480,718

Industrials - 0.05%
Industrial Conglomerates - 0.05%
General Electric Capital Corp., 5.50%, 1/8/2020	375,000	412,764

TOTAL CORPORATE BONDS (Identified Cost $2,658,986)		2,893,482

MUTUAL FUNDS - 0.01%

iShares Dow Jones US Real Estate Index Fund (Identified Cost $42,823)	990	54,371

U.S. TREASURY SECURITIES - 2.43%

U.S. Treasury Notes - 2.43%
U.S. Treasury Note, 4.875%, 4/30/2011	$6,500,000	6,651,326
U.S. Treasury Note, 2.625%, 6/30/2014	750,000	801,387
U.S. Treasury Note, 2.625%, 12/31/2014	3,000,000	3,210,000
U.S. Treasury Note, 1.25%, 9/30/2015	7,200,000	7,233,754
TOTAL U.S. TREASURY SECURITIES (Identified Cost $17,634,613)		17,896,467

U.S. GOVERNMENT AGENCIES - 7.76%

Other Agencies - 7.76%
Fannie Mae, 4.375%, 10/15/2015	5,000,000	5,708,790
Fannie Mae, 1.625%, 10/26/2015	20,400,000	20,594,453
Fannie Mae, 6.25%, 5/15/2029	4,825,000	6,232,679
Fannie Mae, 7.25%, 5/15/2030	4,330,000	6,170,856
Fannie Mae, 6.625%, 11/15/2030	4,610,000	6,167,263
Freddie Mac, 6.75%, 3/15/2031	4,540,000	6,190,476

131	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2010

Pro-Blend® Maximum Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 6.25%, 7/15/2032	$4,760,000	$6,213,199

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $54,259,617)		57,277,716

SHORT-TERM INVESTMENTS - 2.81%

Dreyfus Cash Management, Inc. - Institutional Shares4, 0.16%, (Identified Cost $20,714,253)	20,714,253	20,714,253

TOTAL INVESTMENTS - 100.47% (Identified Cost $683,843,845)		741,031,498
LIABILITIES, LESS OTHER ASSETS - (0.47%)		(3,493,150)

NET ASSETS - 100%		$737,538,348

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
**	Less than 0.01%
[1]	International Fair Value factor from pricing service was applied.
[2]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[3]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[4]	Rate shown is the current yield as of October 31, 2010.

The accompanying notes are an integral part of the financial statements.	132

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2010

ASSETS:

Investments, at value (identified cost $683,843,845) (Note 2)	$741,031,498
Cash	375,921
Receivable for securities sold	3,357,265
Interest receivable	821,361
Receivable for fund shares sold	672,138
Foreign tax reclaims receivable	481,116
Dividends receivable	367,147

TOTAL ASSETS	747,106,446

LIABILITIES:

Accrued management fees (Note 3)	473,214
Accrued shareholder services fees (Class S) (Note 3)	112,667
Accrued transfer agent fees (Note 3)	41,625
Accrued fund accounting and administration fees (Note 3)	25,648
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	5,960
Accrued directors’ fees (Note 3)	3,034
Accrued Chief Compliance Officer service fees (Note 3)	247
Payable for securities purchased	8,367,296
Payable for fund shares repurchased	440,864
Other payables and accrued expenses	97,543

TOTAL LIABILITIES	9,568,098

TOTAL NET ASSETS	$737,538,348

NET ASSETS CONSIST OF:

Capital stock	$541,207
Additional paid-in-capital	732,505,029
Undistributed net investment income	2,043,791
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(54,781,293)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	57,229,614

TOTAL NET ASSETS	$737,538,348

133	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2010

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($539,780,653/34,614,455 shares)	$15.59

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($190,343,989/18,803,352 shares)	$10.12

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($7,382,999/700,214 shares)	$10.54

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($30,707/2,638 shares)	$11.64

The accompanying notes are an integral part of the financial statements.	134

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $395,366)	$8,951,488
Interest	1,316,987

Total Investment Income	10,268,475

EXPENSES:

Management fees (Note 3)	4,701,062
Shareholder services fees (Class S) (Note 3)	1,247,672
Transfer agent fees (Note 3)	175,528
Fund accounting and administration fees (Note 3)	116,687
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	26,801
Directors’ fees (Note 3)	17,151
Chief Compliance Officer service fees (Note 3)	2,724
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	5
Custodian fees	71,000
Miscellaneous	242,637

Total Expenses	6,601,267
Less reduction of expenses (Note 3)	(20,981)

Net Expenses	6,580,286

NET INVESTMENT INCOME	3,688,189

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	41,516,226
Foreign currency and translation of other assets and liabilities	995

41,517,221

Net change in unrealized appreciation on-
Investments	49,709,128
Foreign currency and translation of other assets and liabilities	22,381

49,731,509

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	91,248,730

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,936,919

135	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	For the Year Ended 10/31/10	For the Year Ended 10/31/09

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,688,189	$2,127,052
Net realized gain (loss) on investments and foreign currency	41,517,221	(50,764,850)
Net change in unrealized appreciation (depreciation) on investments andforeign currency	49,731,509	114,794,411

Net increase from operations	94,936,919	66,156,613

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(1,623,955)	(3,331,521)
From net investment income (Class C)	(9,558)	—
From net investment income (Class I)	(967,601)	(155,094)

Total distributions to shareholders	(2,601,114)	(3,486,615)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	149,161,357	88,758,897

Net increase in net assets	241,497,162	151,428,895

NET ASSETS:

Beginning of year	496,041,186	344,612,291

End of year (including undistributed net investment income of $2,043,791 and $964,796, respectively)	$737,538,348	$496,041,186

The accompanying notes are an integral part of the financial statements.	136

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	For the Years Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of year	$13.35	$11.50	$19.57	$18.35	$16.79

Income (loss) from investment operations:
Net investment income	0.08 [1]	0.06 [1]	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	2.21	1.90	(6.22)	2.41	2.80

Total from investment operations	2.29	1.96	(6.10)	2.52	2.94

Less distributions to shareholders:
From net investment income	(0.05)	(0.11)	(0.10)	(0.15)	(0.08)
From net realized gain on investments	—	—	(1.87)	(1.15)	(1.30)

Total distributions to shareholders	(0.05)	(0.11)	(1.97)	(1.30)	(1.38)

Net asset value - End of year	$15.59	$13.35	$11.50	$19.57	$18.35

Net assets - End of year (000’s omitted)	$539,781	$443,770	$342,015	$517,766	$285,714

Total return[2]	17.17%	17.34%	(34.19%)	14.37%	18.87%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.12%	1.16%
Net investment income	0.54%	0.55%	0.77%	0.67%	0.94%
Series portfolio turnover	68%	67%	82%	61%	56%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[3]	0.03%	0.04%	N/A	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

137	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	For the Years Ended		For the Period 3/28/08[1] to
	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.70	$7.57	$10.00

Income (loss) from investment operations:
Net investment income	0.08 [2]	0.05 [2]	0.05
Net realized and unrealized gain (loss) on investments	1.43	1.24	(2.44)

Total from investment operations	1.51	1.29	(2.39)

Less distributions to shareholders:
From net investment income	(0.09)	(0.16)	(0.04)

Net asset value - End of period	$10.12	$8.70	$7.57

Net assets - End of period (000’s omitted)	$190,344	$52,271	$2,597

Total return[3]	17.47%	17.58%	(24.01%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%[4]
Net investment income	0.81%	0.68%	0.88%[4]
Series portfolio turnover	68%	67%	82%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[5]	0.02%	0.08%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	138

Financial Highlights - Pro-Blend® Maximum Term Series - Class C

For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)[2]
Net realized and unrealized gain on investments	0.58

Total from investment operations	0.57

Less distributions to shareholders:
From net investment income	(0.03)

Net asset value - End of period	$10.54

Net assets - End of period (000’s omitted)	$7,383

Total return[3]	5.68%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.85%[4]
Net investment income	(0.13%)[4]
Series portfolio turnover	68%

*       The investment advisor did not impose all or a portion of its management fees and other fees during the period and paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

0.01%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[4]	Annualized.

139	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)[2]
Net realized and unrealized gain on investments	1.65

Total from investment operations	1.64

Net asset value - End of period	$11.64

Net assets - End of period (000’s omitted)	$31

Total return[3]	16.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.35%[4]
Net investment income	(0.38%)[4]
Series portfolio turnover	68%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[4]	Annualized.

The accompanying notes are an integral part of the financial statements.	140

Notes to Financial Statements

1.	ORGANIZATION

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific goals. The goals are as follows: Pro-Blend® Conservative Term Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-Blend® Maximum Term Series - primary goal is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class C (formerly Class B), R (formerly Class D), E, I, S and Z). Currently, only Class S, I, C and R shares have been issued. Each class of shares is substantially the same, except that class-specific transfer agency distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 87.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 25 million each have been designated as Class C common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series and 2.5 million each have been designated as Class R common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

141

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent movements through the time the Fund calculates its net asset value. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

142

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

	Pro-Blend®Conservative Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$188,492,186	$171,223,305	$17,268,881	$—
Preferred securities	1,317,305	—	1,317,305	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	324,521,949	—	324,521,949	—
States and political subdivisions (municipals)	—	—	—	—
Corporate debt	279,612,924	—	279,612,924	—
Convertible corporate debt	167,325	—	167,325	—
Asset backed securities	502,530	—	502,530	—
Commercial mortgage backed securities	1,908,926	—	1,476,341	432,585
Foreign government bonds	382,877	—	382,877	—
Mutual funds	32,128,806	32,128,806	—	—
Other financial instruments**:	—	—	—	—

Total assets:	829,034,828	203,352,111	625,250,132	432,585

Liabilities:
Other financial instruments**:
Forward foreign currency exchange contracts	(4,293)	—	(4,293)	—

Total liabilities:	(4,293)	—	(4,293)	—

Total	$829,030,535	$203,352,111	$625,245,839	$432,585

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt	Commercial Mortgage-Backed Securities
Balance as of October 31, 2009 (market value)	$51,925	$—
Accrued discounts/premiums	658	—
Realized gain (loss)	10,214	—
Change in unrealized appreciation (depreciation)***	633	—
Net purchases (sales)	(63,430)	432,585

Balance as of October 31, 2010 (market value)	$—	$432,585

143

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Pro-Blend®Moderate Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$402,468,490	$361,750,306	$40,718,184	$—
Preferred securities	2,833,561	—	2,833,561	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	231,996,772	—	231,996,772	—
States and political subdivisions (municipals)	—	—	—	—
Corporate debt	265,204,505	—	265,204,505	—
Convertible corporate debt	798,206	—	798,206	—
Asset backed securities	1,093,797	—	1,093,797	—
Commercial mortgage backed securities	4,002,898	—	3,214,980	787,918
Foreign government bonds	987,420	—	987,420	—
Mutual funds	65,154,802	65,154,802	—	—
Other financial instruments**:	—	—	—	—

Total assets:	974,540,451	426,905,108	546,847,425	787,918

Liabilities:
Other financial instruments**:
Forward foreign currency exchange contracts	(11,161)	—	(11,161)	—

Total liabilities:	(11,161)	—	(11,161)	—

Total	$974,529,290	$426,905,108	$546,836,264	$787,918

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt	Commercial Mortgage-Backed Securities
Balance as of October 31, 2009 (market value)	$100,965	$—
Accrued discounts/premiums	1,403	—
Realized gain (loss)	22,477	—
Change in unrealized appreciation (depreciation)***	1,231	—
Net purchases (sales)	(126,076)	787,918

Balance as of October 31, 2010 (market value)	$—	$787,918

144

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Pro-Blend®Extended Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$545,331,359	$492,663,814	$52,667,545	$—
Preferred securities	3,363,804	—	3,363,804	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	172,860,207	—	172,860,207	—
States and political subdivisions (municipals)	—	—	—	—
Corporate debt	196,601,232	—	196,601,232	—
Convertible corporate debt	1,255,256	—	1,255,256	—
Asset backed securities	1,253,787	—	1,253,787	—
Commercial mortgage backed securities	4,118,421	—	3,242,957	875,464
Foreign government bonds	982,382	—	982,382	—
Mutual funds	41,787,386	41,787,386	—	—
Other financial instruments**:	—	—	—	—

Total assets:	967,553,834	534,451,200	432,227,170	875,464

Liabilities:
Other financial instruments**:
Forward foreign currency exchange contracts	(11,162)	—	(11,162)	—

Total liabilities:	(11,162)	—	(11,162)	—

Total	$967,542,672	$534,451,200	$432,216,008	$875,464

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt	Commercial Mortgage-Backed Securities
Balance as of October 31, 2009 (market value)	$144,236	$—
Accrued discounts/premiums	1,770	—
Realized gain (loss)	27,101	—
Change in unrealized appreciation (depreciation)***	1,758	—
Net purchases (sales)	(174,865)	875,464

Balance as of October 31, 2010 (market value)	$—	$875,464

145

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Pro-Blend®Maximum Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$641,971,657	$554,016,269	$87,955,388	$—
Preferred securities	223,552	—	223,552	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	75,174,183	—	75,174,183	—
States and political subdivisions (municipals)	—	—	—	—
Corporate debt	2,893,482	—	2,893,482	—
Convertible corporate debt	—	—	—	—
Asset backed securities	—	—	—	—
Commercial mortgage backed securities	—	—	—	—
Foreign government bonds	—	—	—	—
Mutual funds	20,768,624	20,768,624	—	—
Other financial instruments**:	—	—	—	—

Total assets:	741,031,498	574,784,893	166,246,605	—

Liabilities:
Other financial instruments**:
Forward foreign currency exchange contracts	—	—	—	—

Total liabilities:	—	—	—	—

Total	$741,031,498	$574,784,893	$166,246,605	$—

  There were no Level 3 securities held by Pro-Blend® Maximum Term Series as of October 31, 2009 or October 31, 2010.

*

Includes common stock, warrants and rights. Please see the Investment Portfolio for each Series for industry classification and for securities where a latest quoted sales price is not available and the latest quoted bid price was used to value the security or foreign securities that had International Fair Value factor applied from the pricing service. Such securities are included in Level 2 in the table above.

**

Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2010, Pro-Blend® Maximum Term Series did not hold any derivative instruments.

***

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2010 for the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series was $0, $0 and $0, respectively, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended October 31, 2010, the Funds had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

146

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Fund	Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
Pro-Blend®Conservative Term Series	63	$6,844,330	$13,231,387	$6,387,057
Pro-Blend®Moderate Term Series	72	$16,207,012	$31,952,156	$15,745,144
Pro-Blend®Extended Term Series	72	$27,747,999	$41,189,285	$13,441,286
Pro-Blend®Maximum Term Series	73	$31,465,832	$42,712,960	$11,247,128

Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

147

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Forward Foreign Currency Exchange Contracts (continued)

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

Each Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series have in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. Investments in forward foreign currency exchange contacts held by each Series, if any, on October 31, 2010 are shown at the end of each Investment Portfolio, which is indicative of volume of derivative activity during the period.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series account for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in each applicable Series’ Investment Portfolio. None of the Series had TBA dollar rolls outstanding as of October 31, 2010.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

148

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2007 through October 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the

149

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than the following amounts, exclusive of shareholder services fees and distribution and service fees (12b-1), of average daily net assets each year:

Series/Class	Expense Limit
Pro-Blend® Conservative Term Series Class S	0.80%
Pro-Blend® Conservative Term Series Class I	0.70%
Pro-Blend® Conservative Term Series Class C	0.80%
Pro-Blend® Conservative Term Series Class R	0.80%
Pro-Blend® Moderate Term Series Class S	0.95%
Pro-Blend® Moderate Term Series Class I	0.85%
Pro-Blend® Moderate Term Series Class C	0.95%
Pro-Blend® Moderate Term Series Class R	0.95%
Pro-Blend® Extended Term Series Class S	0.95%
Pro-Blend® Extended Term Series Class I	0.85%
Pro-Blend® Extended Term Series Class C	0.95%
Pro-Blend® Extended Term Series Class R	0.95%
Pro-Blend® Maximum Term Series Class S	0.95%
Pro-Blend® Maximum Term Series Class I	0.85%
Pro-Blend® Maximum Term Series Class C	0.95%
Pro-Blend® Maximum Term Series Class R	0.95%

In addition, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total direct annual fund operating expenses from exceeding 0.90% for Pro-Blend® Conservative Term Series Class S, 1.70% for Pro-Blend® Conservative Term Series Class C, 1.10% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S and 1.85% for Pro-Blend® Moderate Term Series Class C, Pro-Blend® Extended Term Series Class C and Pro-Blend® Maximum Term Series Class C, of the Class’ average daily net assets. The Advisor may change or eliminate all or part of its voluntary waiver at any time. Accordingly, the Advisor waived fees of $14,252 for Class S, $254 for Class C and $5,717 for Class I of the Pro-Blend® Maximum Term Series. For the year ended October 31, 2010, the Advisor voluntarily waived the following additional amounts which are included as a reduction of expenses on the Statements of Operations:

150

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Series/Class	Waiver Amount
Pro-Blend® Conservative Term Series Class S	$615
Pro-Blend® Conservative Term Series Class I	137
Pro-Blend® Conservative Term Series Class C	6
Pro-Blend® Moderate Term Series Class S	521
Pro-Blend® Moderate Term Series Class I	228
Pro-Blend® Moderate Term Series Class C	9
Pro-Blend® Extended Term Series Class S	593
Pro-Blend® Extended Term Series Class I	156
Pro-Blend® Extended Term Series Class C	9
Pro-Blend® Maximum Term Series Class S	609
Pro-Blend® Maximum Term Series Class I	146
Pro-Blend® Maximum Term Series Class C	3

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class C shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class C shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Prior to October 12, 2009 (sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as the sub-accountant and sub-transfer agent.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee related to Fund Accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction-, cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS, which serves as the Series’ sub-accountant services agent and sub-transfer agent, was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

151

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases		Sales
Series	Other Issuers	Government	Other Issuers	Government
Pro-Blend® Conservative Term Series	$359,443,638	$245,528,304	$147,231,046	$89,120,979
Pro-Blend® Moderate Term Series	560,308,335	264,008,222	252,241,202	146,688,423
Pro-Blend® Extended Term Series	560,093,760	161,536,576	358,698,817	108,422,892
Pro-Blend® Maximum Term Series	484,061,706	64,628,729	387,696,380	2,713,281

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class S, Class I, Class C and Class R shares:

Pro-Blend® Conservative Term Series Class S:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	34,858,771	$442,528,561	21,638,922	$253,078,774
Reinvested	518,022	6,418,262	255,888	2,852,616
Repurchased	(11,119,570)	(140,498,683)	(7,514,628)	(85,449,982)

Total	24,257,223	$308,448,140	14,380,182	$170,481,408

Pro-Blend® Conservative Term Series Class I:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	4,378,548	$45,352,823	12,753,291	$123,336,525
Reinvested	126,133	1,288,891	5,873	55,829
Repurchased	(1,348,646)	(14,122,365)	(3,281,035)	(33,032,962)

Total	3,156,035	32,519,349	9,478,129	$90,359,392

Pro-Blend® Conservative Term Series Class C:	For the Period 1/4/10 (commencement of operations) to 10/31/10
	Shares		Amount
Sold	1,705,614		$17,493,696
Reinvested	5,440		54,727
Repurchased	(79,495)		(820,337)

Total	1,631,559		$16,728,086

Pro-Blend® Conservative Term Series Class R:	For the Period 6/30/10 (commencement of operations) to 10/31/10
	Shares		Amount
Sold	106		$1,122
Reinvested	—		—
Repurchased	—	*	(1)

Total	106		$1,121

152

Notes to Financial Statements

Pro-Blend® Moderate Term Series Class S:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	29,382,191	$357,772,202	21,461,762	$231,679,727
Reinvested	488,308	5,834,846	441,147	4,403,673
Repurchased	(15,128,014)	(183,059,673)	(8,747,293)	(91,994,252)

Total	14,742,485	$180,547,375	13,155,616	$144,089,148

Pro-Blend® ModerateTerm Series Class I:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	25,689,070	$252,727,970	5,930,221	$53,443,816
Reinvested	158,382	1,555,153	4,353	37,717
Repurchased	(2,731,164)	(27,273,921)	(1,343,646)	(12,777,158)

Total	23,116,288	$227,009,202	4,590,928	$40,704,375

Pro-Blend® Moderate Term Series Class C:	For the Period 1/4/10 (commencement of operations) to 10/31/10
	Shares		Amount
Sold	3,053,483		$30,890,584
Reinvested	7,761		77,302
Repurchased	(65,570)		(671,425)

Total	2,995,674		$30,296,461

Pro-Blend® Moderate Term Series Class R:	For the Period 6/30/10 (commencement of operations) to 10/31/10
	Shares		Amount
Sold	21,539		$236,052
Reinvested	—		—
Repurchased	—	*	(1)

Total	21,539		$236,051

Pro-Blend® Extended Term Series Class S:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	19,420,470	$275,377,736	13,079,024	$157,628,794
Reinvested	478,308	6,625,922	659,575	7,271,279
Repurchased	(13,689,312)	(190,912,195)	(11,496,524)	(131,007,040)

Total	6,209,466	$91,091,463	2,242,075	$33,893,033

153

Notes to Financial Statements

Pro-Blend® Extended Term Series Class I:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	19,287,880	$181,303,210	13,533,251	$113,607,736
Reinvested	138,139	1,295,737	16,605	133,670
Repurchased	(3,094,263)	(29,774,808)	(2,886,283)	(25,332,208)

Total	16,331,756	$152,824,139	10,663,573	$88,409,198

Pro-Blend® Extended Term Series Class C:	For the Period 1/4/10 (commencement of operations) to 10/31/10
	Shares		Amount
Sold	2,869,017		$29,043,276
Reinvested	7,429		73,698
Repurchased	(132,297)		(1,323,421)

Total	2,744,149		27,793,553

Pro-Blend® Extended Term Series Class R:	For the Period 6/30/10 (commencement of operations) to 10/31/10
	Shares		Amount
Sold	10,014		$111,222
Reinvested	—		—
Repurchased	—	*	(1)

Total	10,014		111,221

Pro-Blend® Maximum Term Series Class S:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	11,833,795	$173,123,805	12,286,406	$144,482,110
Reinvested	111,033	1,581,117	314,130	3,280,777
Repurchased	(10,577,239)	(151,403,234)	(9,095,502)	(101,912,603)

Total	1,367,589	$23,301,688	3,505,034	$45,850,284

Pro-Blend® Maximum Term Series Class I:	For the Year Ended 10/31/10		For the Year Ended 10/31/09
	Shares	Amount	Shares	Amount
Sold	14,424,477	$134,302,190	6,367,312	$47,837,218
Reinvested	40,321	372,713	14,888	108,194
Repurchased	(1,669,453)	(15,793,046)	(717,412)	(5,036,799)

Total	12,795,345	$118,881,857	5,664,788	$42,908,613

154

Notes to Financial Statements

Pro-Blend® Maximum Term Series Class C:	For the Period 1/4/10 (commencement of operations) to 10/31/10
	Shares	Amount
Sold	706,866	$7,011,837
Reinvested	982	9,490
Repurchased	(7,634)	(74,183)

Total	700,214	$6,947,144

Pro-Blend® Maximum Term Series Class R:	For the Period 6/30/10 (commencement of operations) to 10/31/10
	Shares		Amount
Sold	2,638		$30,669
Reinvested	—		—
Repurchased	—	*	(1)

Total	2,638		$30,668

*	Less than 1 share.

At October 31, 2010, the retirement plan of the Advisor and its affiliates owned the following:

Series	Shares Owned	Percentage of Series Shares Outstanding	Value
Pro-Blend® Conservative Term Series	63,780	0.10%	$703,498
Pro-Blend® Moderate Term Series	225,178	0.28%	2,386,886
Pro-Blend® Extended Term Series	1,418,329	1.90%	14,552,057
Pro-Blend® Maximum Term Series	1,411,518	2.61%	14,284,563

In addition, one shareholder owned 14,141,067 shares of Pro-Blend® Moderate Term Series (15.7% of shares outstanding) valued at $149,895,312. Investment activities of this shareholder may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2010, except forward foreign currency exchange contracts, held by Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series, as shown at the end of each Investment Portfolio.

155	.

Notes to Financial Statements

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, market discount, and investments in passive foreign investment companies (PFICs), real estate investment trusts, and hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	Pro-Blend® Conservative Term Series		Pro-Blend® Moderate Term Series
	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/10	For the Year Ended 10/31/09
Ordinary income	$8,910,566	$3,190,937	$8,115,112	$4,556,112

	Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/10	For the Year Ended 10/31/09
Ordinary income	$9,717,987	$7,669,280	$2,601,114	$3,486,615

At October 31, 2010, the tax basis components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

	Pro-Blend® Conservative Term Series	Pro-Blend® Moderate Term Series	Pro-Blend® Extended Term Series	Pro-Blend® Maximum Term Series
Cost for federal income tax purposes	$785,583,628	$919,460,483	$900,025,296	$687,282,652
Unrealized appreciation	$47,535,619	$66,903,422	$88,166,500	$73,587,288
Unrealized depreciation	(4,084,419)	(11,823,454)	(20,637,962)	(19,838,442)

Net unrealized appreciation	$43,451,200	$55,079,968	$67,528,538	$53,748,846
Undistributed ordinary income	15,310,534	7,586,535	7,399,849	2,157,000
Undistributed long-term gains	15,704,819	15,333,693	—	—
Capital loss carryover	—	—	8,084,042	51,455,695

156

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

At October 31, 2010, each Series had a capital loss carryover, disclosed below, available to the extent allowed by tax law to offset future net capital gain, if any, which will expire as follows:

Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
Loss Carryover	Expiration Date	Loss Carryover	Expiration Date
$8,084,042	October 31, 2017	$7,236,320	October 31, 2016
		$44,219,375	October 31, 2017

The Pro-Blend® Conservative Term Series, the Pro-Blend® Moderate Term Series, the Pro-Blend® Extended Term Series and the Pro-Blend® Maximum Term Series utilized capital loss carryovers of $1,397,962, $18,735,464, $41,706,401 and $37,142,570, respectively, in the current year.

157

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

December 21, 2010

158

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, each of the Series designates for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$1,416,873
Pro-Blend® Moderate Term Series	3,304,830
Pro-Blend® Extended Term Series	5,975,580
Pro-Blend® Maximum Term Series	2,601,114

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	8.7%
Pro-Blend® Moderate Term Series	27.4%
Pro-Blend® Extended Term Series	39.1%
Pro-Blend® Maximum Term Series	100.0%
The percentage of ordinary income distribution paid by the Series during the year ended October 31, 2010 which was derived from U.S. Treasury securities is as follows:
Series	U.S. Treasury%
Pro-Blend® Conservative Term Series	4.9%
Pro-Blend® Moderate Term Series	7.9%
Pro-Blend® Extended Term Series	5.9%
Pro-Blend® Maximum Term Series	1.5%

The law varies in each state as to whether and what percentage of dividend income attributable to U.S. Treasury securities is exempt from state and local income tax. It is recommended that you consult your tax advisor to determine if any portion of the dividends you received is exempt from income taxes.

159

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

160

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

161

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.

Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

162

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site
http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNPRO-10/10-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley, Paul A. Brooke and Richard M. Hurwitz. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Dividend Focus Series, Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2010 and 2009 were:

	2010	2009
Audit Fees (a)	267,175	274,054
Audit Related Fees (b)	—	15,624
Tax Fees (c)	78,200	92,605
All Other Fees (d)	—	—

	345,375	382,283

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above. These fees relate to professional services provided by PwC in connection with service provider conversion.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2010 and 2009.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2010	2009
Audit Related Fees	153,644	8,420
Tax Fees	—	1,950

	153,644	10,370

The Audit Related fees for the years ended October 31, 2010 were for a license for proprietary authoritative financial reporting and assurance literature library software, a surprise examination pursuant to Rule 204-2(b) and 206(4)-2, and a Type II SAS 70 pursuant to Rule 206. In 2009, were for 17Ad-13 internal control examinations and the license for proprietary authoritative financial report and assurance literature library software.

The Tax fees for the year ended October 31, 2010 relate to research on the tax implications for various funds holding certain investment types. There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2010 and 2009.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2010 and 2009 each were $78,200 and $92,605, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $153,644 and $10,370, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6:	INVESTMENTS.

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS.

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2010

/s/ Christine Glavin
Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

December 30, 2010